As filed with the Securities and Exchange Commission on December 29, 2004

                                                      Registration Nos. 33-47507
                                                                        811-6652
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   |X|

                             Pre-Effective Amendment No.               | |


                          Post-Effective Amendment No. 30              |X|

                                       and


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    |X|


                                  Amendment No. 32                         |X|

                         -------------------------------

                          JULIUS BAER INVESTMENT FUNDS
               (Exact Name of Registrant as Specified in Charter)

                  330 Madison Avenue, New York, New York 10017
                    (Address of Principal Executive Offices)

                         Registrant's Telephone Number:
                                 (212) 297-3600

                                Anthony Williams
                                    President
               c/o Bank Julius Baer & Co. Ltd., (New York Branch)
                               330 Madison Avenue
                            New York, New York 10017
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)


|_|    immediately upon filing pursuant to paragraph (b)
|_|    on pursuant to paragraph (b)
|X|    60 days after filing pursuant to paragraph (a)(i)
|_|    on (date) pursuant to paragraph (a)(i)
|_|    75 days after filing pursuant to paragraph (a)(i)
|_|    on (date) pursuant to paragraph (a)(ii) of rule 485.


If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      Title of Securities Being Registered:

--------------------------------------------------------------------------------

                                JULIUS BAER FUNDS

                                                                      PROSPECTUS
                                                                 [MARCH 1, 2005]



                          JULIUS BAER INVESTMENT FUNDS


                      JULIUS BAER INTERNATIONAL EQUITY FUND
                       JULIUS BAER TOTAL RETURN BOND FUND
                     JULIUS BAER GLOBAL HIGH YIELD BOND FUND


                       JULIUS BAER GLOBAL EQUITY FUND INC.





NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED ANY FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    CONTENTS

WHAT EVERY INVESTOR                        THE FUNDS                       PAGE
SHOULD KNOW ABOUT                                                          ----
THE FUNDS
                                               Risk/Return Summaries
                                               Introduction
                                               International Equity Fund
                                                   Goal
                                                   Strategies
                                                   Key Risks
                                                   Performance
                                                   Fees and Expenses
                                               Total Return Bond Fund
                                                   Goal
                                                   Strategies
                                                   Key Risks
                                                   Performance
                                                   Fees and Expenses
                                               Global High Yield Bond Fund
                                                   Goal
                                                   Strategies
                                                   Key Risks
                                                   Performance
                                                   Fees and Expenses
                                               Global Equity Fund
                                                   Goal
                                                   Strategies
                                                   Key Risks
                                                   Performance
                                                   Fees and Expenses
                                               INVESTMENT STRATEGIES
                                               International Equity Fund
                                               Total Return Bond Fund
                                               Global High Yield Bond Fund
                                               Global Equity Fund
                                               General Strategies Applicable to
                                               The Funds
                                               THE FUNDS' MANAGEMENT
INFORMATION FOR                           YOUR INVESTMENT
MANAGING YOUR                                  INVESTING IN THE FUNDS
FUND ACCOUNT                                   Purchasing Your Shares
                                               Pricing of Fund Shares
                                               Exchanging Your Shares
                                               Redeeming Your Shares
                                               Distribution and Shareholder
                                                   Servicing Plan-Class A Shares
                                               DISTRIBUTIONS AND TAXES
                                               Distributions
                                               Tax Information
                                               FINANCIAL HIGHLIGHTS
WHERE TO FIND MORE INFORMATION            FOR MORE INFORMATION
ABOUT JULIUS BAER INVESTMENT FUNDS AND         BACK COVER
THE JULIUS BAER GLOBAL EQUITY FUND INC.

                              RISK/RETURN SUMMARIES

INTRODUCTION


The Julius Baer Funds consist of the Julius Baer Investment Funds and the Julius Baer Global Equity Fund Inc. Julius Baer Investment Funds currently offers three funds: Julius Baer International Equity Fund ("International Equity Fund"), Julius Baer Total Return Bond Fund ("Total Return Bond Fund") and Julius Baer Global High Yield Bond Fund ("Global High Yield Bond Fund"); the Julius Baer Global Equity Fund Inc. currently offers one fund, the Julius Baer Global Equity Fund Inc. ("Global Equity Fund"). Consequentially, the Julius Baer Funds consists of four funds (each a "Fund" and together, the "Funds"). Each Fund has a different investment goal and risk level. Each Fund currently offers two separate classes of shares: Class A shares and Class I shares. Julius Baer Investment Management LLC (formerly, Julius Baer Investment Management, Inc.)(the "Adviser" or "JBIM") is the investment adviser to the Funds.


INVESTMENTS, RISKS, PERFORMANCE AND FEES

The following information is only a summary of important information that you should know about each Fund. More detailed information is included elsewhere in this Prospectus and in the Statement of Additional Information (the "SAI"), which should be read in addition to this summary.

As with any mutual fund, there is no guarantee that any Fund will achieve its goal. Each Fund's share price will fluctuate and you may lose money on your investment.

AN INVESTMENT IN ANY FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                            INTERNATIONAL EQUITY FUND

INVESTMENT GOAL

The International Equity Fund seeks long term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES


The International Equity Fund seeks to achieve its goal by investing in a wide variety of international equity securities issued throughout the world, normally excluding the U.S. The Adviser manages the Fund as a core international equity product and is not constrained by a particular investment style. It may invest in "growth" or "value" securities. The Adviser chooses securities in industries and companies it believes are experiencing favorable demand for their products or services. The Adviser considers companies with above average earnings potential, companies that are dominant within their industry, companies within industries that are undergoing dramatic change and companies that are market leaders in developing industries. Other considerations include expected levels of inflation, government policies or actions, currency relationships and prospects for economic growth in a country or region.


In selecting investments for the Fund, the portfolio managers focus on securities located in at least five different countries, although the Fund may at times invest all of its assets in fewer than five countries. The Fund will normally invest at least 65% of its total assets in no fewer than three different countries outside the U.S. The Fund may invest a portion of its assets in securities of issuers located in developing countries, often referred to as emerging markets. It presently does not anticipate investing more than 25% of its total assets in such securities.


Ordinarily, the Fund invests at least 80% of its net assets (including future positions and borrowings for investment purposes) in international equity securities. The Fund may also invest in debt securities of U.S. or foreign issuers, including (up to 10%) high risk and high yield, non-investment grade instruments commonly known as junk bonds. The Fund may use futures and swaps, which are types of derivatives for hedging purposes and to remain fully invested, to maintain liquidity, or to increase total return. In addition, the Fund may invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter.


THE KEY RISKS


You could lose money on your investment in the International Equity Fund, or the Fund could return less than other investments. Some of the main risks of investing in the Fund are listed below:


   o Stock Market Risk: the possibility that the Fund's investments in equity securities will lose value because of declines in the stock market, regardless of how well the companies in which the Fund invests perform. This risk also includes the risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or fail to increase. A company's stock performance can be adversely affected by many factors, including general financial market conditions and specific factors related to a particular company or industry. This risk is generally increased for companies in developing industries, which tend to be more vulnerable to adverse developments.

   o Foreign Investment Risk: the possibility that the Fund's investments in foreign securities will lose value because of currency exchange rate fluctuations, price volatility that may exceed the volatility of U.S. securities, uncertain political conditions, lack of timely and reliable financial information and other factors. These risks are increased for investments in emerging markets. For example, political and economic structures in these less developed countries may be new and changing rapidly, which may cause instability. These securities markets may be less developed. These countries are also more likely to experience high levels of inflation, devaluation or currency devaluations, which could hurt their economic and securities markets.


   o Emerging Market Risk: Emerging market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in emerging market securities than other foreign securities.

   o Derivatives Risk: the possibility that the Fund will suffer a loss from its use of futures and swaps, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Use of derivatives for non-hedging purposes is considered a speculative practice and involves greater risks. More information regarding other risks of derivative instruments is found below under Risks of Investing in the Fund.

o Interest Rate Risk: the possibility that the Fund's investments in fixed-income securities will lose value because of increases in interest rates.

o Credit Risk: the possibility that an issuer will fail to repay interest and principal in a timely manner, reducing the Fund's return.


       o BELOW INVESTMENT GRADE SECURITIES RISK: Credit risk is particularly significant for debt securities that are rated below investment grade. These debt securities are predominately speculative with respect to the issuer's continuing ability to pay interest or principal. Lower grade securities have less liquidity and higher incidence of default than higher-grade securities.


   o Income Risk: the possibility that falling interest rates will cause the Fund's income to decline if the Fund reinvests its assets at the lower rate. Income risk is generally higher for short-term bonds.

   o Bond Market Risk: the possibility that the Fund's investments in fixed income securities will lose value because of declines in the bond market. The prices of fixed income securities respond to a variety of economic factors, particularly interest rate changes, as well as to perceptions about the creditworthiness of both corporate and government issuers. Generally, fixed income securities will decrease in value if interest rates rise and will increase if interest rates decline. Longer-term securities are generally more volatile, so that the average maturity or duration of these securities affects risk. The Fund is also subject to the risk that the Fund's holdings may underperform other segments of the fixed income markets or the fixed income markets as a whole. To the extent that the Fund purchases securities with the intent of capital appreciation, the Fund's market risk may be enhanced, but other risks such as interest rate and income risk generally will be reduced.

Further information about these risks is provided in the section, GENERAL STRATEGIES APPLICABLE TO THE FUNDS-RISKS OF INVESTING IN THE FUNDS.

THE FUND'S PERFORMANCE

The bar chart shown below indicates the risks of investing in the International Equity Fund by showing changes in the performance of the Fund's Class A shares from year to year for the last ten calendar years. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                        INTERNATIONAL EQUITY FUND CLASS A

       [The following data represents a bar graph in the printed document]

1995      (0.19)%
1996      17.66%
1997      15.33%
1998      27.07%
1999      76.58%
2000      (8.02)%
2001     (18.93)%
2002      (3.59)%
2003      35.92%
2004

                                  CALENDAR YEAR

       During the periods shown in the bar chart, the highest quarterly return was [ ]% (for the quarter ended [ ]) and the lowest quarterly return was [ ]% (for the quarter ended [ ]).

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below shows the International Equity Fund's average annual returns and the change in the value of the Morgan Stanley Capital International(SM) Europe Australia and Far East Index (MSCI(R) EAFE(R) Index) over various periods ended December 31, 2004. For the Class A shares, the periods shown are the one- five- and ten-year periods ended December 31, 2004. For the Class I shares, the periods shown are the one-year, five-year and since inception periods ended December 31, 2004. The MSCI EAFE Index is an unmanaged index that measures stock performance in Europe, Australia and the Far East. The index information is intended to permit you to compare the Fund's performance to a broad measure of market performance. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for Class I shares will differ. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

                                                      ONE YEAR+        FIVE YEARS+           TEN YEARS (OR SINCE INCEPTION)+
INTERNATIONAL EQUITY FUND - CLASS A                   ---------        -----------           --------------------------------
Return Before Taxes                                     [   ]%           [   ]%                          [   ]%
Return After Taxes on Distributions                     [   ]%           [   ]%                          [   ]%
Return After Taxes on Distributions and Sale of         [   ]%           [   ]%                          [   ]%
         Fund Shares
INTERNATIONAL EQUITY FUND - CLASS I
Return Before Taxes                                     [   ]%           [   ]%                          [   ]%*

MSCI EAFE Index                                         [   ]%           [   ]%                          [   ]%
         Since inception of Class I*                                                                     [   ]%


+ The Fund's average annual total return figures for the one year, five year and ten year/since inception periods above are net of fee waivers, which are no longer in effect, and/or certain expense offset arrangements. The Fund's average annual total return figures without fee waivers and expense offset arrangements would have been lower.

*Inception date for Class I shares is November 17, 1999.

THE FUND'S FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the International Equity Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                       CLASS A SHARES              CLASS I SHARES
Redemption Fee(1)
 (as a percentage of amount redeemed, if applicable)                 2.00%                       2.00%

ANNUAL FUND OPERATING EXPENSES - (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)                                      CLASS A SHARES              CLASS I SHARES
Management Fees                                                      0.90%                       0.90%
Distribution and/or Service (12b-1) Fees                             0.25%                       None
Other Expenses(2)                                                    [  ]%                       [  ]%
                                                                     ----                        ----
Total Annual Fund Operating Expenses(2)                              [  ]%                       [  ]%
                                                                     ====                        ====

   (1) If you purchase shares and then redeem those shares within 90 days, you will pay a redemption fee of 2.00% of the amount redeemed. The Fund may waive the redemption fee for certain accounts (see "Redemption Fee"). For all redemptions, if you sell shares and request your money by wire transfer, the Fund reserves the right to impose a $15.00 fee. Your bank may also charge you a fee for receiving wires.

   (2) Shows the Other Expenses as they would have been if certain expense offset arrangements had not been in effect. The Other Expenses for the fiscal year ended October 31, 2004 taking into consideration the expense offset arrangements were [ %] and [ %] for the Class A shares and Class I shares, respectively, and actual Total Annual Fund Operating Expenses were [ %] and [ %] for the Class A shares and Class I shares, respectively.

EXAMPLE OF EFFECT OF THE FUND'S OPERATING EXPENSES

The following example is intended to help you compare the cost of investing in the International Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. While your return may vary, the example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual returns and expenses may be higher or lower, based on these assumptions your costs would be:


                                         CLASS A SHARES       CLASS I SHARES

                1 Year                     $   [   ]           $    [   ]
                3 Years                    $   [   ]           $    [   ]
                5 Years                    $   [   ]           $    [   ]
                10 Years                   $   [   ]           $    [   ]

                             TOTAL RETURN BOND FUND


INVESTMENT GOAL

The Total Return Bond Fund seeks to provide total return, which consists of two components: (1) changes in the market value of the Fund's portfolio securities (both realized and unrealized appreciation/depreciation) and (2) income received from its portfolio securities.

PRINCIPAL INVESTMENT STRATEGIES


The Total Return Bond Fund seeks to achieve its goal by investing in a non-diversified portfolio of fixed-income securities of issuers located throughout the world, including the U.S. Ordinarily, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in high quality fixed-income investments consisting of bonds, debentures, notes and mortgage-backed securities. The securities in which the Fund invests may be issued by governments, supranational entities or corporations.


The Adviser seeks to provide the appreciation component of total return by selecting debt securities at prices that will, in the Adviser's opinion, benefit from anticipated changes in economic and market conditions. The Adviser chooses individual investments based on many factors such as yield, duration, maturity, classification and quality. The Adviser also considers the local economy and political environment, expected movements in interest rates, the strength and relative value of a particular currency, and the supply of a type of security relative to expected demand.

The Adviser expects the Fund to have a duration of approximately four years, but the duration may vary based on the Adviser's interest rate expectations.
Duration measures the average life, in years, of a bond or fixed income portfolio's sensitivity to changes in interest rates.

The Fund will normally invest in the securities of issuers located in at least three different countries. The Fund will invest less than 40% of its total assets in any one country other than the U.S.

The Fund will invest less than 25% of its total assets in securities issued by:

o any one foreign government, its agencies, instrumentalities, or political subdivisions; and

o      supranational entities as a group.

THE KEY RISKS


You could lose money on your investment in the Total Return Bond Fund, or the Fund could return less than other investments. Some of the main risks of investing in the Fund are listed below:


o Diversification Risk: the possibility that, as a non-diversified investment company, the Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers than a diversified fund and, as a result, may be subject to greater risk with respect to its portfolio securities.

o Interest Rate Risk: the possibility that the Fund's investments in fixed-income securities will lose value because of increases in interest rates.

o Credit Risk: the possibility that an issuer will fail to repay interest and principal in a timely manner, reducing the Fund's return. The Fund invests in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. Direct obligations of the U.S. Government, such as treasury bills, notes and bonds, are supported by its full faith and credit. Obligations issued by federal agencies and government-sponsored entities are not backed by the full faith and credit of the U.S. Treasury and may be supported only by the credit of the instrumentality or the right of the issuer to borrow from the U.S. Treasury.

o Income Risk: the possibility that falling interest rates will cause the Fund's income to decline if the Fund reinvests its assets at the lower rate. Income risk is generally higher for short-term bonds.

o      Prepayment  Risk:  the  possibility  that  the  principal  amount  of the
       mortgages   underlying  the  Fund's   investments   in   mortgage-related
       securities may be repaid prior to the mortgage's maturity date. Such repayments are common when interest rates decline and may cause the Fund's income to decline.

o Bond Market Risk: the possibility that the Fund's investments in fixed income securities will lose value because of declines in the bond market. The prices of fixed income securities respond to a variety of economic factors, particularly interest rate changes, as well as to perceptions about the creditworthiness of both corporate and government issuers. Generally, fixed income securities will decrease in value if interest rates rise and will increase if interest rates decline. Longer-term securities are generally more volatile, so that the average maturity or duration of these securities affects risk. The Fund is also subject to the risk that the Fund's holdings may underperform other segments of the fixed income markets or the fixed income markets as a whole. To the extent that the Fund purchases securities with the intent of capital appreciation, the Fund's market risk may be enhanced, but other risks such as interest rate and income risk generally will be reduced.

o Foreign Investment Risk: the possibility that the Fund's investments in foreign securities will lose value because of currency exchange rate fluctuations, price volatility that may exceed the volatility of U.S. securities, uncertain political conditions, lack of timely and reliable financial information and other factors.

Further information about these risks is provided in the section, GENERAL STRATEGIES APPLICABLE TO THE FUNDS-RISKS OF INVESTING IN THE FUNDS.

THE FUND'S PERFORMANCE

The bar chart shown below indicates the risks of investing in the Total Return Bond Fund. It shows changes in the performance of the Fund's Class A shares from year to year for the last ten calendar years. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

       [The following data represents a bar graph in the printed document]


                         TOTAL RETURN BOND FUND CLASS A

1995         19.15%
1996          5.73%
1997          2.83%
1998          9.60%
1999         (3.41)%
2000          6.12%
2001          5.94%
2002         14.13%
2003          9.72%
2004
                                  CALENDAR YEAR

During the periods shown in the bar chart, the highest quarterly return was [ ]% (for the quarter ended [ ]) and the lowest quarterly return was [ ]% (for the quarter ended [ ]).

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below shows the Total Return Bond Fund's average annual returns and the change in the value of a benchmark index composed of 80% Merrill Lynch 1-10 Year U.S. Government/Corporate Index and 20% J.P. Morgan Global Government Bond (non-U.S.) Index over various time periods ended December 31, 2004. The JP Morgan Global Government Bond (non-U.S.) Index is an unmanaged index representative of the total return performance in US dollars on a hedged basis of major world bond markets excluding the United States. The Merrill Lynch 1-10 year U.S. Government/Corporate Master Index tracks the performance of US dollar-denominated investment grade government and corporate public debt issues in the U.S. domestic bond market, excluding collateralized products such as mortgage pass through and asset backed securities. For the Class A shares, the periods shown are the one- five- and ten-year periods ended December 31, 2004. For the Class I shares, the periods shown are the one-year, five-year and since inception periods ended December 31, 2004. The index information is intended to permit you to compare the Fund's performance to a broad measure of market performance. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for Class I shares will differ. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

                                                   ONE YEAR+          FIVE YEARS+    TEN YEARS (OR SINCE INCEPTION)+
TOTAL RETURN BOND FUND-CLASS A                     ---------          -----------    -------------------------------
Return Before Taxes                                  [   ]%              [   ]%                  [   ]%
Return After Taxes on Distributions                  [   ]%              [   ]%                  [   ]%
Return After Taxes on Distributions and Sale of      [   ]%              [   ]%                  [   ]%
         Fund Shares

TOTAL RETURN BOND FUND-CLASS I
Return Before Taxes                                  [   ]%              [   ]%                  [   ]%*

Merrill Lynch 1-10 Year U.S.
Government/Corporate Index                           [   ]%              [   ]%                  [   ]%
    Since inception of Class I shares*                                                           [   ]%

J.P. Morgan
Global Government Bond (non-U.S.) Index              [   ]%               [   ]%                 [   ]%
     Since inception of Class I shares*                                                          [   ]%

80% Merrill Lynch 1-10 Year U.S.
Government/Corporate Index/20% J.P. Morgan
Global Government Bond (non-U.S.) Index              [   ]%              [   ]%                  [   ]%
     Since inception of Class I shares*                                                          [   ]%




+ The Fund's average annual total return for the one year, five year, ten year and since inception periods above are net of fee waivers, which are no longer in effect, and/or certain expense offset arrangements. The Fund's average annual total return figures without fee waivers and expense offset arrangements would have been lower.

*Inception date for Class I shares is November 17, 1999.

THE FUND'S FEES AND EXPENSES



SHAREHOLDER FEES
 (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                             CLASS A SHARES       CLASS I SHARES
Redemption Fee(1) (as a percentage of amount redeemed, if applicable)      2.00%                 2.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)                                             CLASS A SHARES       CLASS I SHARES
Management Fees                                                            0.65%                 0.65%
Distribution and/or Service (12b-1) Fees                                   0.25%                 None
Other Expenses(2)                                                          [  ]%                 [  ]%
                                                                        -------               -------
Total Annual Fund Operating Expenses2                                      [  ]%                 [  ]%
Less Expense Reimbursement3                                             (0.[ ])%              (0.[ ])%
                                                                        -------               -------
Net Expenses                                                               0.69%                 0.44%
                                                                        =======               =======

(1) If you purchase shares and then redeem those shares within 90 days, you will pay a redemption fee of 2.00% of the amount redeemed. The Fund may waive the redemption fee for certain accounts (see "Redemption Fee"). For all redemptions, if you sell shares and request your money by wire transfer, the Fund reserves the right to impose a $15.00 fee. Your bank may also charge you a fee for receiving wires.

(2) Shows the Other Expenses as they would have been if certain expense offset arrangements had not been in effect. The Other Expenses for the fiscal year ended October 31, 2004, taking into consideration the expense offset arrangements were [ ]% and [ ]% for the Class A shares and Class I shares, respectively, and Total Annual Fund Operating Expenses were [ ]% and [ ]% for the Class A shares and Class I shares, respectively.

(3) The Adviser has contractually agreed to reimburse certain expenses of the Fund through February 28, 2006, so that the net operating expenses of the Fund based on average net assets are limited to 0.69% and 0.44% of the Class A and Class I shares, respectively (the "Expense Limitation"). This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The Fund has agreed to repay the Adviser for expenses reimbursed to the Fund provided that repayment does not cause the Fund's annual operating expenses to exceed the Expense Limitation. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.


EXAMPLE OF EFFECT OF THE FUND'S OPERATING EXPENSES


The following example is intended to help you compare the cost of investing in the Total Return Bond Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. While your return may vary, the example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The effect of the contractual expense limitation arrangement between the Adviser and the Fund is only taken into account for the 1 year period and the first year of the 3-year, 5-year and 10-year periods, as the contractual expense limitation will expire on February 28, 2006, unless renewed by the Adviser and the Fund.


Although your actual returns and expenses may be higher or lower, based on these assumptions your costs would be:

                                     CLASS A SHARES        CLASS I SHARES

                 1 Year                $    [   ]            $    [   ]
                 3 Years               $    [   ]            $    [   ]
                 5 Years               $    [   ]            $    [   ]
                 10 Years              $    [   ]            $    [   ]

                           GLOBAL HIGH YIELD BOND FUND
INVESTMENT GOAL

The Global High Yield Bond Fund seeks to maximize total return, principally through a high level of current income, and secondarily through capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The Global High Yield Bond Fund seeks to achieve its goal by normally investing at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio of high yield instruments, including below investment grade, fixed income securities (commonly known as "junk bonds") of issuers located throughout the world. These investments may include securities issued by domestic corporations and by corporations, banks, governments and supranational entities located outside the United States, including in emerging market countries. Normally, the Fund will invest at least 60% of its net assets in securities of U.S. issuers.


The Fund invests in securities of issuers that the Adviser believes exhibit stable to improving credit terms based on an approach to credit analysis that emphasizes industry characteristics and trends, company positioning, and management strategy.


The Fund also has the ability to invest in a broad range of investment grade debt securities including fixed, variable and floating rate bonds, debentures, notes, and mortgage-backed and other asset-backed securities. These securities may be issued by corporations, banks, governments and supranational entities. The Fund may use options, forward contracts and swaps, which are types of derivatives, to increase total return. In addition, the Fund may invest 20% of its net assets in global equity securities.


THE KEY RISKS


You could lose money on your investment in the Global High Yield Bond Fund, or the Fund could return less than other investments. The main risks of investing in the Fund are listed below.


o Credit Risk: the possibility that an issuer will fail to make timely payments of interest or principal.

       o BELOW INVESTMENT GRADE SECURITIES RISK: Credit risk is particularly significant for debt securities that are rated below investment grade. These debt securities are predominately speculative with respect to the issuer's continuing ability to pay interest or principal. Lower grade securities have less liquidity and higher incidence of default than higher grade securities.

       o      GOVERNMENT   SPONSORED   ENTITIES   RISK:   The  Fund  invests  in
              obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. Direct obligations of the U.S. Government, such as treasury bills, notes and bonds, are supported by its full faith and credit. Obligations issued by federal agencies and government-sponsored entities are not backed by the full faith and credit of the U.S. Treasury and may be supported only by the credit of the instrumentality or the right of the issuer to borrow from the U.S. Treasury.

o Income Risk: the possibility that falling interest rates will cause the Fund's income to decline. Income risk is generally higher for short-term bonds.

o Interest Rate Risk: the possibility that the market value of the debt securities will decline because of rising interest rates.

o Bond Market Risk: the possibility that the Fund's investments in fixed income securities will lose value because of declines in the bond market. The prices of fixed income securities respond to a variety of economic factors, particularly interest rate changes, as well as to perceptions about the creditworthiness of both corporate and government issuers. Generally, fixed income securities will decrease in value if interest rates rise and will increase if interest rates decline. Longer-term securities are generally more volatile, so that the average maturity or duration of these securities affects risk. The Fund is also subject to the risk that the Fund's holdings may underperform other segments of the fixed income markets or the fixed income markets as a whole. To the extent that the Fund purchases securities with the intent of capital appreciation, the Fund's market risk may be enhanced, but other risks such as interest rate and income risk generally will be reduced.

o Foreign Investment Risk: the possibility that the Fund's investments in foreign securities may lose value because of currency exchange rate fluctuations, price volatility that may exceed the volatility of U.S. securities, uncertain political conditions, lack of timely and reliable financial information and other factors. These risks are increased for investments in emerging markets. For example, political and economic structures in these less developed countries may be new and changing rapidly, which may cause instability. These securities markets may be less developed. These countries are also more likely to experience high levels of inflation, devaluation or currency devaluations, which could hurt their economic and securities markets.

o Derivatives Risk: the possibility that the Fund will suffer a loss from its use of options, forward contracts and swaps, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument.


o Stock Market Risk: the possibility that the Fund's investments in equity securities will lose value because of declines in the stock market, regardless of how well the companies in which the Fund invests perform. This risk also includes the risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or fail to increase. A company's stock performance can be adversely affected by many factors, including general financial market conditions and specific factors related to a particular company or industry. This risk is generally increased for companies in developing industries, which tend to be more vulnerable to adverse developments.


Further information about these risks is provided in the section, GENERAL STRATEGIES APPLICABLE TO THE FUNDS-RISKS OF INVESTING IN THE FUNDS.

THE FUND'S PERFORMANCE


The bar chart below indicates the risks of investing in the Global High Yield Bond Fund. It shows the Fund's performance for the two calendar years since its inception. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.


                       GLOBAL HIGH YIELD BOND FUND CLASS A

       [The following data represents a bar graph in the printed document]




2003              26.36%
2004

                                  CALENDAR YEAR



During the period shown in the bar chart, the highest quarterly return was [ ]% (for the quarter ended [ ]) and the lowest quarterly return was [ ]% (for the quarter ended [ ]).

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below shows the Global High Yield Bond Fund's average annual returns and the change in the value of the Merrill Lynch Global High Yield Constrained Index over different periods ended December 31, 2004. The Merrill Lynch Global High Yield Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade of foreign currency long term debt rating (based on a composite of Moody's Investor Service, Inc. and Standard & Poor's Rating Service). The Index includes bonds denominated in US dollars, Canadian Dollars, sterling euro (or euro legacy), but excludes all multi-currency denominated bonds. The index information is intended to permit you to compare the Fund's performance to a broad measure of market performance. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

                                                   ONE YEAR+   SINCE INCEPTION+*
HIGH YIELD BOND FUND - CLASS A                     ---------   -----------------
Return Before Taxes                                  [   ]%         [   ]%
Return After Taxes on Distributions                  [   ]%         [   ]%
Return After Taxes on Distributions and Sale of      [   ]%         [   ]%
         Fund Shares

Merrill Lynch Global High Yield Constrained Index    [   ]%         [   ]%

HIGH YIELD BOND FUND - CLASS I
Return Before Taxes                                  [   ]%         [   ]%
Return After Taxes on Distributions                  [   ]%         [   ]%
Return After Taxes on Distributions and Sale of      [   ]%         [   ]%
         Fund Shares

Merrill Lynch Global High Yield Constrained Index    [   ]%         [   ]%


+ The Fund's average annual total return for the one year and since inception periods above are net of expense reimbursements and/or certain expense offset arrangements. The Fund's average annual total return figures without fee waivers and expense offset arrangements would have been lower.


* The Inception date is December 17, 2002 for class A shares. The Inception date for Class I shares is January 30, 2003.


THE FUND'S FEES AND EXPENSES
The table below describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund.



SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                        CLASS A SHARES            CLASS I SHARES
Redemption Fee(1)
 (as a percentage of amount redeemed, if applicable)                  2.00%                      2.00%

ANNUAL FUND OPERATING EXPENSES - (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)                                       CLASS A SHARES             CLASS I SHARES
Management Fees                                                       0.75%                       0.75%
Distribution and/or Service (12b-1) Fees                              0.25%                       None
Other Expenses                                                        [  ]%                       [  ]%
                                                                   -------                     -------
Total Annual Fund Operating Expenses                                  [  ]%                       [  ]%
Less Expense Reimbursement(2)                                      (0.[ ])%                    (0.[ ])%
                                                                   -------                     -------
Net Expenses                                                          1.25%                       1.00%
                                                                   =======                     =======

   (1) If you purchase shares and then redeem those shares within 90 days, you will pay a redemption fee of 2.00% of the amount redeemed. The Fund may waive the redemption fee for certain accounts (see "Redemption Fee"). For all redemptions, if you sell shares and request your money by wire transfer, the Fund reserves the right to impose a $15.00 fee. Your bank may also charge you a fee for receiving wires.

   (2) The Adviser has contractually agreed to reimburse certain expenses of the Fund through February 28, 2006, so that the net annual operating expenses of the Fund based on average net assets are limited to 1.25% and 1.00% of the Class A and Class I shares, respectively (the "Expense Limitation"). This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The Fund has agreed to repay the Adviser for expenses reimbursed to the Fund provided that repayment does not cause the Fund's annual operating expenses to exceed the Expense Limitation. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.


EXAMPLE OF EFFECT OF THE FUND'S OPERATING EXPENSES


The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. While your return may vary, the example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The effect of the contractual expense limitation arrangement between the Adviser and the Fund is only taken into account for the 1 year period and the first year of the 3-year, 5-year, and 10-year periods, as the contractual expense limitation will expire on February 28, 2006, unless renewed by the Adviser and the Fund.


Although your actual returns and expenses may be higher or lower, based on these assumptions your costs would be:

                                     CLASS A SHARES     CLASS I SHARES


                  1 Year                 $[   ]             $[   ]
                  3 Years                $[   ]             $[   ]
                  5 Years                $[   ]             $[   ]
                  10 Years               $[   ]             $[   ]

                       JULIUS BAER GLOBAL EQUITY FUND INC.

INVESTMENT GOAL

The Global Equity Fund seeks to maximize total return, principally through capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Global Equity Fund seeks to achieve its objective by normally investing at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio of equity securities of issuers located throughout the world. The Adviser manages the Fund using a core approach and is not constrained by a particular investment tilt (i.e. it may invest in "growth" or "value" securities). The Fund has a bias toward large capitalization companies, but may occasionally invest in small or mid-size capitalization companies. The Fund focuses on countries with developed markets, but may also invest a portion of its assets in securities of issuers located in developing countries, often referred to as emerging markets. The Fund invests in securities denominated in the currencies of a variety of countries, including the US dollar.

The Adviser selects stocks using a fundamental approach adjusted for factors specific to each region. In developed markets (such as the United States, Western Europe, and certain Dollar bloc countries including Australia, New
Zealand and Canada) the stock selection process is primarily bottom-up. The Adviser concentrates on company factors such as balance sheet metrics and industry factors such as the performance of particular industries in similar macroeconomic environments and relative to the broader economy. The Adviser believes that most investment return in developed markets comes from sound, company specific fundamental research. In emerging markets, the Adviser uses a top-down selection process, focusing on the macroeconomic, liquidity and geopolitical factors of particular areas. The Adviser determines the Fund's exposure to Japan using a combination of bottom-up and top-down analysis. Bottom-up analysis is used to determine specific investments within Japan, but top-down analysis is essential to the determination of country exposure.

The Fund may also invest in debt securities of U.S. or foreign issuers, including (up to 10%) high risk and high yield, non-investment grade instruments commonly known as junk bonds. In addition, the Fund may invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter.

From time to time, the Fund may invest in futures and swaps, which are types of derivatives for hedging purposes and to remain fully invested, to maintain liquidity, or to increase total return.

KEY RISKS

You could lose money on your investment in the Global Equity Fund, or the Fund could return less than other investments. Some of the main risks of investing in the Fund are listed below.

o Stock Market Risk: the possibility that the Fund's investments in equity securities will lose value because of declines in the stock market, regardless of how well the companies in which the Fund invests perform. This risk also includes the risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or fail to increase. A company's stock performance can be adversely affected by many factors, including general financial market conditions and specific factors related to a particular company or industry. This risk is generally increased for small companies and mid-sized companies in developing industries, which tend to be more vulnerable to adverse developments.

o Foreign Investment Risk: the possibility that the Fund's investments in foreign securities will lose value because of currency exchange rate fluctuations, price volatility that may exceed the volatility of U.S. securities, uncertain political conditions, lack of timely and reliable financial information and other factors. These risks are increased for investments in emerging markets. For example, political and economic structures in these less developed countries may be new and changing rapidly, which may cause instability. These securities markets may be less developed. These countries are also more likely to experience high levels of inflation, devaluation or currency devaluations, which could hurt their economic and securities markets.

o Derivatives Risk: the possibility that the Fund will suffer a loss from its use of futures and swaps, which are forms of derivatives. The primary risk with many derivative instruments is that their use may amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Use of derivatives for non-hedging purposes is considered a speculative practice and involves greater risks. More information regarding other risks of derivative instruments is found below under Risks of Investing in the Fund.

o Interest Rate Risk: the possibility that the Fund's investments in fixed-income securities will lose value because of increases in interest rates.

o Credit Risk: the possibility that an issuer will fail to repay interest and principal in a timely manner, reducing the Fund's return.

       o BELOW INVESTMENT GRADE SECURITIES RISK: Credit risk is particularly significant for debt securities that are rated below investment grade. These debt securities are predominately speculative with respect to the issuer's continuing ability to pay interest or principal. Lower grade securities have less liquidity and higher incidence of default than higher-grade securities.

o Income Risk: the possibility that falling interest rates will cause the Fund's income to decline if the Fund reinvests its assets at the lower rate. Income risk is generally higher for short-term bonds.

o Bond Market Risk: the possibility that the Fund's investments in fixed income securities will lose value because of declines in the bond market. The prices of fixed income securities respond to a variety of economic factors, particularly interest rate changes, as well as to perceptions about the creditworthiness of both corporate and government issuers. Generally, fixed income securities will decrease in value if interest rates rise and will increase if interest rates decline. Longer-term securities are generally more volatile, so that the average maturity or duration of these securities affects risk. The Fund is also subject to the risk that the Fund's holdings may underperform other segments of the fixed income markets or the fixed income markets as a whole. To the extent that the Fund purchases securities with the intent of capital appreciation, the Fund's market risk may be enhanced, but other risks such as interest rate and income risk generally will be reduced.

Further information about these risks is provided in the section, GENERAL STRATEGIES APPLICABLE TO THE FUNDS - RISKS OF INVESTING IN THE FUNDS.

PERFORMANCE

On July 1, 2004, the Global Equity Fund converted from a closed-end, non-diversified investment company ("Closed-end Fund") to an open-end, diversified investment company. The performance results below, prior to July 1, 2004, reflect results achieved by the Closed-end Fund, which had a different investment objective, different investment strategies and a different investment adviser. Shares of the Closed-end Fund outstanding at the time of the conversion were designated Class A shares of the Global Equity Fund. The returns presented prior to July 1, 2004 do not reflect total expenses of the Class A shares. The Fund's performance might have been different had the current adviser and investment objective and strategies been in place for all periods shown.

The table and bar chart provide an indication of the historical risk of an investment in the Fund (as a Closed-end Fund) by showing how the Fund's average annual returns based on changes in its NAV compared to the performance of a market index and by showing changes in the Fund's performance from year to year over the life of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, actual after-tax returns depend on the investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns will differ for Class I shares. Since the Class I shares commenced operations on July 1, 2004, Class I shares do not have a full year of operations. Therefore performance results for Class I have not been shown.

The following chart shows the performance for the Fund's Class A shares from year to year for the last ten calendar years. From inception until July 1, 2004, performance is for the Fund as a Closed-end Fund. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                           GLOBAL EQUITY FUND CLASS A

       [The following data represents a bar graph in the printed document]

1995     23.77%
1996     53.78%
1997     67.50%
1998     29.83%
1999     42.51%
2000    -39.29%
2001    -61.95%
2002    -45.12%
2003     -2.28%
2004
                                  Calendar Year

During the periods shown in the bar chart (as a Closed-end Fund, until July 1, 2004), the highest quarterly return was [ ] % (for the quarter ended [ ]) and the lowest quarterly return was [ ]% (for the quarter ended [ ]).

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)

The table below shows the Global Equity Fund's average annual returns and the change in the value of Morgan Stanley Capital International, Inc. ("MSCI") World Index over different periods ended December 31, 2004. In conjunction with the conversion of the Fund from a closed-end to an open-end fund, Global Equity Fund replaced its benchmark with the MSCI World Index; the Fund believes that the MSCI World Index tracks the performance of securities that are more closely representative of securities normally held by the Fund. The index information is intended to permit you to compare the Fund's performance to a broad measure of market performance. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

                                            ONE YEAR+    FIVE YEARS   TEN YEARS
                                            --------     ----------   ---------
GLOBAL EQUITY FUND - CLASS A
Return Before Taxes                          [   ]%        [   ]%       [   ]%
Return After Taxes on Distributions          [   ]%        [   ]%       [   ]%
Return After Taxes on Distributions          [   ]%        [   ]%       [   ]%
            and Sale of Fund Shares
MSCI World Index(1)                          [   ]%        [   ]%       [   ]%
FT/S&P Actuaries Europe Index(2)             [   ]%        [   ]%       [   ]%

(1) The MSCI World Index is a market capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas, Europe/Middle East and Asia/Pacific Regions.

(2) The FT/S&P Actuaries Europe Index is a broad index on the European equity market in US dollars, which includes the major European countries including the United Kingdom, but excluding Eastern Europe.

+ The Fund's average annual total return for the one year period above are net of expense reimbursements and/or certain expense offset arrangements. The Fund's average annual total return figures without fee waivers and expense offset arrangements would have been lower.

THE FUND'S FEES AND EXPENSES
The table below describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
 (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            CLASS A SHARES        CLASS I SHARES
Redemption Fee(1) (as a percentage of amount redeemed, if applicable)      2.00%                 2.00%

ANNUAL FUND OPERATING EXPENSES(2) (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)                                            CLASS A SHARES        CLASS I SHARES
Management Fees                                                            0.90%                 0.90%
Distribution and/or Service (12b-1) Fees                                   0.25%                 None
Other Expenses(2)                                                          [  ]%                 [  ]%
                                                                          -----                 -----
Total Annual Fund Operating Expenses                                       [  ]%                 [  ]%
Less Expense Reimbursement3                                               ([  ]%)               ([  ]%)
                                                                          -----                 -----
Net Expenses                                                               1.40%                 1.15%
                                                                          =====                 =====

   (1) If you purchase shares and then redeem those shares within 90 days, you will pay a redemption fee of 2.00% of the amount redeemed. The Fund will waive the redemption fee for certain accounts (see "Redemption Fee"). For all redemptions, if you sell shares and request your money by wire transfer, the Fund reserves the right to impose a $15.00 fee. Your bank may also charge you a fee for receiving wires.

   (2) Other expenses are based on estimated amounts for the current fiscal year.

   (3) The Adviser has contractually agreed to reimburse certain expenses of the Fund through February 28, 2006, so that the net annual operating expenses of the Fund based on average net assets are limited to 1.40% and 1.15% of the Class A and Class I shares, respectively (the "Expense Limitation"). This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The Fund has agreed to repay the Adviser for expenses reimbursed to the Fund provided that repayment does not cause the Fund's annual operating expenses to exceed the Expense Limitation. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

EXAMPLE OF EFFECT OF THE FUND'S OPERATING EXPENSES

The following example is intended to help you compare the cost of investing in the Global Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. While your return may vary, the example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The effect of the contractual expense limitation arrangement between the Adviser and the Fund is only taken into account for the 1 year period and the first year of the 3-year, 5-year, and 10-year periods, as the contractual expense limitation will expire on February 28, 2006, unless renewed by the Adviser and the Fund.

Although your actual returns and expenses may be higher or lower, based on these assumptions your costs would be:

                                     CLASS A SHARES    CLASS I SHARES
                 1 Year                 $[   ]             $[   ]
                 3 Years                $[   ]             $[   ]
                 5 Years                $[   ]             $[   ]
                 10 Years               $[   ]             $[   ]

                              INVESTMENT STRATEGIES

The Funds' principal investment strategies and risks are summarized above in the section entitled RISK/RETURN SUMMARY. A more complete description of the Fund's investments and strategies and their associated risks is provided below and in the SAI. The Fund may also invest in other securities and is subject to further restrictions and risks that are described in the SAI.

                            INTERNATIONAL EQUITY FUND

THE FUND'S INVESTMENT GOAL

The International Equity Fund seeks long term growth of capital.

THE FUND'S INVESTMENT STRATEGIES


The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks, convertible securities and preferred stocks of foreign issuers of all sizes. Although the Fund will not normally invest in the securities of U.S. issuers, it may make such investments. In addition to the strategies discussed earlier, the Fund may also engage in some or all of the strategies discussed here or in the SAI.

The Fund intends to invest in securities denominated in the currencies of a variety of countries. The Fund may also invest in securities denominated in multinational currencies such as European Currency Units and the Euro. In an effort to protect the Fund against a decline in the value of portfolio securities, in U.S. dollars terms, due to fluctuations in currency exchange rates, the Adviser may enter into currency hedges that may decrease or offset any losses from such fluctuations.

The Fund may invest up to 10% of its total assets in equity warrants and interest rate warrants. Equity warrants give the Fund the right to buy newly issued securities of a company at a fixed price. Interest rate warrants give the Fund the right to buy or sell a specific bond issue or interest rate index at a set price.

The Fund may invest in American Depository Receipts (ADRs), Global Depository Receipts (GDRs) and European Depository Receipts (EDRs) issued by sponsored or unsponsored facilities. ADRs are usually issued by a U.S. bank trust or trust company and traded on a U.S. exchange. GDRs may be issued by institutions located anywhere in the world and traded in any securities market. EDRs are issued in Europe and used in bearer form in European markets.

DEPOSITORY  RECEIPTS:
Receipts, typically issued by a bank or trust company, representing the ownership of underlying securities that are issued by a foreign company and held by the bank or trust company.

Most of the purchases and sales made by the Fund will be made in the primary trading market for the particular security. The primary market is usually in the country in which the issuer has its main office. Although the Fund generally invests in large and well-established companies, the Fund may also invest in smaller, emerging growth companies.


When the Fund invests in fixed-income securities it will limit such investments to securities of U.S. companies, the U.S. Government, foreign governments, U.S. and foreign governmental entities and supranational organizations. When the Fund invests in such fixed-income securities it may earn increased investment income (which would subject shareholders to tax liability when distributed) and the Fund would be foregoing market advances or declines to the extent it is not invested in equity markets.

The Fund invests in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. Direct obligations of the U.S. Government, such as treasury bills, notes and bonds, are supported by its full faith and credit. Obligations issued by federal agencies and government-sponsored entities are not backed by the full faith and credit of the U.S. Treasury and may be supported only by the credit of the instrumentality or the right of the issuer to borrow from the U.S. Treasury.

The Fund may use derivative instruments, including futures, options, foreign currency futures, forward contracts and swaps. Derivative instruments are financial contracts, the value of which is based on an underlying security, a currency exchange rate, an interest rate or a market index. Futures contracts and forward contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. Futures contracts differ from forward contracts in that they are traded through regulated exchanges and are "marked to market" daily. Forward contracts are the predominate means of hedging currency exposure. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. The Fund may use derivatives for hedging purposes and to remain fully invested, to maintain liquidity or to increase total return. Derivatives involve special risks, which are discussed under GENERAL STRATEGIES APPLICABLE TO THE FUND - RISKS OF INVESTING IN THE FUNDS.

The Fund may  lend its  portfolio  securities  to  qualified  institutions  on a
short-term  basis.  By  reinvesting  any  cash  collateral   received  in  these
transactions, additional income gains or losses may be realized.

                             TOTAL RETURN BOND FUND

THE FUND'S INVESTMENT GOAL

The Total Return Bond Fund seeks to provide total return, which consists of two components: (1) changes in the market value of the Fund's portfolio securities (both realized and unrealized appreciation/depreciation) and (2) income received from its portfolio securities.

THE FUND'S INVESTMENT STRATEGIES

The Fund seeks to achieve its goal by investing primarily in a non-diversified portfolio of fixed-income securities (generally bonds, debentures and notes) of governmental, supranational and corporate issuers denominated in various currencies, including US dollars. In addition to the strategies discussed earlier, the Fund may also engage in some or all of the strategies discussed here or in the SAI.

NON-DIVERSIFIED:
Non-diversified mutual funds, like the Fund, may invest a larger portion of their assets in the securities of a smaller number of issuers. Nevertheless, the Fund will buy no more than 10% of the voting securities, no more than 10% of the securities of any class and no more than 10% of the debt securities of any one issuer (other than the U.S. Government).


The Adviser expects that the Fund will have a duration of approximately four years. Longer-term fixed-income securities can also have higher fluctuations in value. If the Fund holds such securities, the value of the Fund's shares may fluctuate more in value as well.

DURATION:
Duration takes into account the pattern of a security's cash flow over time, including the way cash flow is affected by prepayments and interest rate changes. Duration provides a different view of the expected life of a security than its maturity, which generally measures only the time until the debt must be repaid.


The Fund may buy fixed-income obligations consisting of bonds, debentures and notes issued or guaranteed by the U.S. or foreign governments, their agencies, instrumentalities or political subdivisions, as well as supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the World Bank) or the European Investment Bank. The Fund may invest a significant proportion of its assets in mortgage-backed securities. The Fund may purchase debt obligations of U.S. or foreign corporations issued in a currency other than US dollars. The Fund may invest in securities of issuers located in developing countries, often referred to as emerging markets.


The Fund intends to invest in securities denominated in the currencies of a variety of countries. The Fund may also invest in securities denominated in multinational currencies such as European Currency Units and the Euro. In an effort to protect the Fund against a decline in the value of portfolio securities due to fluctuations in currency exchange rates, the Adviser may enter into currency hedges that may decrease or offset any losses from such fluctuations.


The Fund will invest in fixed-income securities rated at the time of purchase "Baa" or better by Moody's Investors Service, Inc. or "BBB" by Standard & Poor's Rating Service. If a security is downgraded below "Baa" or "BBB" the Adviser intends to dispose of the security within a reasonable time period. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.

The Fund may invest in securities with ratings from a recognized rating agency other than Moody's Investors Service, Inc. or Standard & Poor's Rating Service if those securities have a rating that is at least equivalent to a rating that would be acceptable for the Fund to purchase if given by Moody's Investors Service, Inc. or Standard & Poor's Rating Service. If a security is not rated, the Fund may invest in the security if the Adviser determines that the security is comparable in quality to rated securities that the Fund may purchase.

The Fund may use derivative instruments, including futures, options, foreign currency futures, forward contracts and swaps. Derivative instruments are financial contracts, the value of which is based on an underlying security, a currency exchange rate or an interest rate. Futures contracts and forward contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. Futures contracts differ from forward contracts in that they are traded through regulated exchanges and are "marked to market" daily. Forward contracts are the predominate means of hedging currency exposure. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. The Fund may use derivatives for hedging purposes and to remain fully invested, to maintain liquidity or to increase total return. Derivatives involve special risks, which are discussed under GENERAL STRATEGIES APPLICABLE TO THE FUNDS - RISKS OF INVESTING IN THE FUNDS.

                           GLOBAL HIGH YIELD BOND FUND

THE FUND'S INVESTMENT GOAL

The Global High Yield Bond Fund seeks to maximize total return, principally through a high level of current income, and secondarily through capital appreciation.

THE FUND'S INVESTMENT STRATEGIES

The Fund seeks to achieve its goal by investing primarily in high yield, high risk bonds, which are those bonds rated at the time of purchase below the fourth credit grade (that is, below BBB by Standard & Poor's Corporation, below Baa by Moody's Investors Services, Inc., or below a comparable rating by another nationally recognized statistical rating organization) or unrated bonds determined by the Adviser to be of comparable quality. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. The Fund may invest in securities rated in the lowest ratings category or in default.


The Fund may buy fixed-income obligations consisting of bonds, debentures and notes issued or guaranteed by U.S. corporations, the U.S. or foreign governments, their agencies, instrumentalities or political subdivisions, domestic and foreign banks, supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the World Bank) or the European Investment Bank. The Fund may purchase both sovereign debt that trades within the country in which it is issued and sovereign debt that is tradable outside of the country of issuance. The Fund may purchase debt obligations denominated in US dollars or foreign currencies.

The Fund's investments may also include: common stocks, preferred stocks, mortgage-backed and other asset-backed securities, debt instruments convertible into common stock, Brady Bonds, when issued and forward commitment securities, structured notes, indexed notes, inflation indexed securities.


The Fund may use derivative instruments, including futures, options, foreign currency futures, forward contracts and swaps. Derivative instruments are financial contracts, the value of which is based on an underlying security, a currency exchange rate, an interest rate or a market index. Futures contracts and forward contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. Futures contracts differ from forward contracts in that they are traded through regulated exchanges and are "marked to market" daily. Forward contracts are the predominate means of hedging currency exposure. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. The Fund may use derivatives for hedging purposes and to remain fully invested, to maintain liquidity or to increase total return. Derivatives involve special risks, which are discussed under GENERAL STRATEGIES APPLICABLE TO THE FUNDS - RISKS OF INVESTING IN THE FUNDS.

                       JULIUS BAER GLOBAL EQUITY FUND INC.

THE FUND'S INVESTMENT OBJECTIVE

The Global Equity Fund seeks to maximize total return, principally through capital appreciation.

THE FUND'S INVESTMENT STRATEGIES

The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks, convertible securities and preferred stocks of global issuers of all sizes. In addition to the strategies discussed earlier, the Fund may also engage in some or all of the strategies discussed here or in the SAI.

The Fund intends to invest in securities denominated in the currencies of a variety of countries. The Fund may also invest in securities denominated in multinational currencies such as European Currency Units and the Euro. In an effort to protect the Fund against a decline in the value of portfolio securities, in US dollars terms, due to fluctuations in currency exchange rates, the Adviser may enter into currency hedges that may decrease or offset any losses from such fluctuations.

The Fund may invest up to 10% of its total assets in equity warrants and interest rate warrants. Equity warrants give the Fund the right to buy newly issued securities of a company at a fixed price. Interest rate warrants give the Fund the right to buy or sell a specific bond issue or interest rate index at a set price.

The Fund may invest in American Depository Receipts (ADRs), Global Depository Receipts (GDRs) and European Depository Receipts (EDRs) issued by sponsored or unsponsored facilities. ADRs are usually issued by a U.S. bank trust or trust company and traded on a U.S. exchange. GDRs may be issued by institutions located anywhere in the world and traded in any securities market. EDRs are issued in Europe and used in bearer form in European markets.

DEPOSITORY RECEIPTS:
Receipts, typically issued by a bank or trust company, representing the ownership of underlying securities that are issued by a foreign company and held by the bank or trust company.

Most of the purchases and sales made by the Fund will be made in the primary trading market for the particular security. The primary market is usually in the country in which the issuer has its main office. The Fund has a bias toward large capitalization companies and will generally invest in large and well-established companies. However, it may also invest in smaller, emerging growth companies.

When the Fund invests in fixed-income securities it will limit such investments to securities of U.S. companies, the U.S. Government, foreign governments, U.S. and foreign governmental entities and supranational organizations. When the Fund invests in such fixed-income securities it may earn increased investment income (which would subject shareholders to tax liability when distributed) and the Fund would be foregoing market advances or declines to the extent it is not invested in equity markets.

The Fund invests in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. Direct obligations of the U.S. Government, such as treasury bills, notes and bonds, are supported by its full faith and credit. Obligations issued by federal agencies and government-sponsored entities are not backed by the full faith and credit of the U.S. Treasury and may be supported only by the credit of the instrumentality or the right of the issuer to borrow from the U.S. Treasury.

The Fund may use derivative instruments, including futures, options, foreign currency futures, forward contracts and swaps. Derivative instruments are financial contracts, the value of which is based on an underlying security, a currency exchange rate, an interest rate or a market index. Futures contracts and forward contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. Futures contracts differ from forward contracts in that they are traded through regulated exchanges and are "marked to market" daily. Forward contracts are the predominate means of hedging currency exposure. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. The Fund may use derivatives for hedging purposes and to remain fully invested, to maintain liquidity or to increase total return. Derivatives involve special risks, which are discussed under GENERAL STRATEGIES APPLICABLE TO THE FUND - RISKS OF INVESTING IN THE FUNDS.

The Fund may  lend its  portfolio  securities  to  qualified  institutions  on a
short-term  basis.  By  reinvesting  any  cash  collateral   received  in  these
transactions, additional income gains or losses may be realized.

                   GENERAL STRATEGIES APPLICABLE TO THE FUNDS

Each Fund may depart from its investment strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions. During these times, a Fund may not achieve its investment goal.

Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment goal, which may involve higher brokerage commissions and other expenses, and may increase the amount of taxes payable by shareholders.

RISKS OF INVESTING IN THE FUNDS

Please refer to the SAI for a more complete description of these and other risks of investing in the Funds. The Funds to which the risks below currently apply are shown in brackets.


STOCK MARKET RISK. A Fund that invests in common stocks is subject to the risk that stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. Common stock prices tend to go up and down more than those of bonds. A company's stock performance can be adversely affected by many factors, including general financial market conditions and specific factors related to a particular company or industry. This risk is generally increased for small and mid-sized companies, or companies in developing industries, which tend to be more vulnerable to adverse developments.[INTERNATIONAL EQUITY FUND, GLOBAL EQUITY FUND AND GLOBAL HIGH YIELD BOND FUND]

BOND MARKET RISK. A fund that invests in debt securities is subject to the risk that fixed income prices in general may lose value because of declines in the bond market. The prices of fixed income securities respond to a variety of economic factors, particularly interest rate changes, as well as to perceptions about the credit worthiness of both corporate and government issuers. Generally fixed income securities will decrease in value if interest rates rise and will increase if interest rates decline. Longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. [ALL FUNDS]


INTEREST RATE RISK. A Fund that invests in debt securities is subject to the risk that the market value of the debt securities will decline because of rising interest rates. The prices of debt securities are generally linked to the prevailing market interest rates. In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Generally, the longer the maturity of a debt security the greater its sensitivity to changes in interest rates. To compensate investors for this higher risk, debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities. [ALL FUNDS]

       MORTGAGE-BACKED SECURITIES. A Fund that invests in mortgage-backed securities is subject to the risk that payments from the pool of loans underlying a mortgage-backed security may not be enough to meet the monthly payments of the mortgage-backed security. If this occurs the mortgage-backed security will lose value. [TOTAL RETURN BOND FUND AND GLOBAL HIGH YIELD BOND FUND]

      PREPAYMENT RISK. Prepayments of mortgages or mortgage foreclosures will shorten the life of the pool of mortgages underlying a mortgage-backed security and will affect the average life of the mortgage-backed security held by the Fund. Mortgage prepayments vary based on several factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other demographic conditions. In periods of falling interest rates, there are usually more prepayments. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering a Fund's yield. Mortgage-backed securities may be less likely to increase in value during periods of falling interest rates than other debt securities. [TOTAL RETURN BOND FUND AND GLOBAL HIGH YIELD BOND FUND]

CREDIT RISK. A Fund that invests in debt securities is subject to the risk that an issuer will fail to make timely payments of interest or principal. Securities rated in the lowest category of investment grade securities have some risky characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments. [ALL FUNDS]


       GOVERNMENT SPONSORED ENTITIES. Although U.S. government securities are generally considered to be among the safest type of investments in terms of credit risk, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("Ginnie Mae"), are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others such as Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBS"), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law. [ALL FUNDS]

       BELOW-INVESTMENT GRADE SECURITIES. Below-investment grade securities are sometimes referred to as junk bonds and are very risky with respect to their issuers' ability to make payments of interest and principal. There is a high risk that a Fund, which invests in below-investment grade securities, could suffer a loss caused by the default of an issuer of such securities. Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of below-investment grade securities generally will not receive payments until the holders of all other debt have been paid. In addition, the market for below-investment grade securities has, in the past, had more frequent and larger price changes than the markets for other securities. Below-investment grade securities can also be more difficult to sell for good value. [INTERNATIONAL EQUITY FUND, GLOBAL HIGH YIELD BOND FUND, AND GLOBAL EQUITY FUND]


INCOME RISK. A Fund that invests in debt securities is subject to the risk that falling interest rates will cause the Fund's income to decline. Income risk is generally higher for short-term bonds. [ALL FUNDS]

FOREIGN INVESTMENT RISK. A Fund that invests in foreign securities is subject to risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, limited legal recourse and other considerations. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets. The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuers' balance of payments, overall debit level, and cash flow from tax or other revenues. [ALL FUNDS]

       DEVELOPING COUNTRY RISK. Investments in a country that is still relatively underdeveloped involves exposure to economic structures that are generally less diverse and mature than in the U.S. and to political and legal systems which may be less stable. In the past, markets of developing countries have had more frequent and larger price changes than those of developed countries. [ALL FUNDS]

       POLITICAL RISK. Political risk includes a greater potential for revolts, and the taking of assets by governments. For example, a Fund may invest in Eastern Europe and former states of the Soviet Union. These countries were under Communist systems that took control of private industry. This could occur again in this region or others in which a Fund may invest, in which case the Fund may lose all or part of its investment in that country's issuers. [ALL FUNDS]


DERIVATIVES RISK. Derivatives are used to limit risk in a Fund or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and presents even greater risk of loss when these instruments are leveraged. [ALL FUNDS]


DIVERSIFICATION RISK. The possibility that, as a non-diversified investment company, the Total Return Bond Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers than a diversified fund and, as a result, may be subject to greater risk with respect to its portfolio securities. [TOTAL RETURN BOND FUND]


SECURITIES LENDING RISK. The main risk when lending portfolio securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money. [INTERNATIONAL EQUITY FUND AND GLOBAL EQUITY FUND]

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. The Fund has the greatest exposure to liquidity risk due to its investments in foreign securities, derivatives, and securities with substantial market and credit risk. [INTERNATIONAL EQUITY FUND AND GLOBAL EQUITY FUND]

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund's securities. The use of derivatives may also create leveraging risk. To limit such leveraging risk, the Fund observes asset segregation requirements to cover its obligations under derivative instruments. [ALL FUNDS]

SELECTIVE DISCLOSURE OF THE FUNDS' PORTFOLIO HOLDINGS.
------------------------------------------------------

Please see the SAI for a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities. These policies and procedures can also be found on Julius Baer Investment Fund's website at www.us-funds.juliusbaer.com.


                              THE FUNDS' MANAGEMENT

INVESTMENT ADVISER


Julius Baer Investment Management LLC (formerly, Julius Baer Investment Management, Inc.)("JBIM" or "Adviser"), located at 330 Madison Avenue, New York, NY 10017, manages each Fund. The Adviser is responsible for running all of the operations of the Funds, except for those that are subcontracted to the custodian, fund accounting agent, transfer agent, distributor and administrator. The Adviser is a registered investment adviser and a majority owned subsidiary of Julius Baer Securities Inc. ("JBS"). JBS, located at 330 Madison Avenue, New York, NY, 10017, is a wholly owned subsidiary of Julius Baer Holding Ltd. ("JBH") of Zurich, Switzerland. (JBH, its subsidiaries and affiliates are referred to as the Julius Baer Group.) As of December 31, 2004, JBIM had assets under management of approximately $[ ] billion.

Under the advisory agreement for the International Equity Fund, the Adviser is entitled to a fee for providing investment advisory services at the annual rate of 0.90% of the average daily net assets of the Fund.

Under the advisory agreement for the Total Return Bond Fund, the Adviser is entitled to a fee at the annual rate of 0.65% of the average daily net assets of the Fund for providing investment advisory services. The Adviser has currently agreed to reimburse the Fund for expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) that exceed the annual rate of 0.69% and 0.44% of the average daily net assets of the Class A shares and Class I shares, respectively. Under certain circumstances, the Adviser may recapture any amounts reimbursed. Please refer to the Fees and Expenses table in the Risk/Return Summary section of this Prospectus for more information regarding the Expense Limitation of the Total Return Bond Fund.

Under the advisory agreement for the Global High Yield Bond Fund, the Adviser is entitled to a fee at the annual rate of 0.75% of the average daily net assets of the Fund for providing investment advisory services. The Adviser has currently agreed to reimburse the Fund for expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) that exceed the annual rate of 1.25% and 1.00% of the average daily net assets of the Class A shares and Class I shares, respectively. Under certain circumstances, the Adviser may recapture any amounts reimbursed. Please refer to the Fees and Expenses table in the Risk/Return Summary section of this Prospectus for more information regarding the Expense Limitation of the Global High Yield Bond Fund.

Under the advisory agreement for the Global Equity Fund, the Adviser is entitled to a fee at the annual rate of 0.90% of the average daily net assets of the Fund for providing investment advisory services. The Adviser has currently agreed to reimburse the Fund for expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) that exceed the annual rate of 1.40% and 1.15% of the average daily net assets of the Class A shares and Class I shares, respectively. Under certain circumstances, the Adviser may recapture any amounts reimbursed. Please refer to the Fees and Expenses table in the Risk/Return Summary section of this Prospectus for more information regarding the Expense Limitation of the Global Equity Fund.

The Adviser or its affiliates may pay from its own resources compensation to investment advisers and others for investor servicing including handling potential investor questions concerning the Fund, assistance in the enhancement of relations and communications between the Fund and investors, assisting in the establishment and maintenance of investor accounts with the Fund and providing such other services that in the Advisers' s view will assist Fund investors in establishing and maintaining a relationship with the Fund. See DISTRIBUTION AND SHAREHOLDER SERVICING PLANS--CLASS A SHARES.

The total fee paid by the Funds for advisory services for the fiscal year ended October 31, 2004 is shown in the table below.

FUND                                    FEE (AS A % OF AVERAGE DAILY NET ASSETS)

International Equity Fund                               [  ]%

Total Return Bond Fund                                  [  ]%*

Global High Yield Bond Fund                             [  ]%*

Global Equity Fund                                      [  ]%*

*Includes the effect of expense reimbursements and limitations.

PORTFOLIO MANAGEMENT OF THE FUNDS


The portfolio managers listed below are primarily responsible for the day-to-day management of the respective Fund. For additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities of the funds they manage, please consult the Funds' SAI.

INTERNATIONAL EQUITY FUND

RUDOLPH-RIAD YOUNES, CFA, Senior Vice President and Head of International Equity with JBIM since August 2000, and with the Julius Baer Group since September 1993, has been responsible for management of the International Equity Fund since April 1995.

RICHARD PELL, Chief Investment Officer and Senior Vice President with JBIM since August 2000, and with the Julius Baer Group since January 1995, has been responsible for management of the International Equity Fund since April 1995 and has been primarily responsible for management of the Total Return Bond Fund since July 1, 1998.

TOTAL RETURN BOND FUND

RICHARD PELL, Chief Investment Officer and Senior Vice President with JBIM since August 2000, and with the Julius Baer Group since January 1995, has been primarily responsible for the co-management of the Total Return Bond Fund since July 1, 1998.

DONALD QUIGLEY, CFA, Vice President and Head of Global Fixed Income with JBIM since February 2001, has been co-managing the Total Return Bond Fund with Mr. Pell since August 10, 2001. Prior to joining JBIM, Mr. Quigley served as a U.S. fixed income trader at Chase Asset Management (September 1993 - January 2001).

GLOBAL HIGH YIELD BOND FUND

GREG HOPPER, First Vice President with JBIM since June 2002, has been primarily responsible for managing the Global High Yield Bond Fund since its inception. Prior to joining the Julius Baer Group in June 2002, Mr. Hopper was a Senior Vice President and High Yield Bond Portfolio Manager at Zurich Scudder Investments (October 2000 - June 2002) and a High Yield Bond Portfolio Manager at Harris Investment Management (July 1999-October 2000) and at Bankers Trust (April 1993- June 1999).

GLOBAL EQUITY FUND

BRETT GALLAGHER, First Vice President and Deputy Chief Investment Officer of JBIM since January 1999 and has been with the Julius Baer Group since 1999. He has co-managed the Julius Baer Global Equity Fund since July 1, 2004.

RUDOLPH-RIAD YOUNES, CFA, Senior Vice President and Head of International Equity of JBIM since August 2000, has served in those capacities with the Julius Baer Group since September 1993. He has co-managed the Julius Baer Global Equity Fund since July 1, 2004.

                             INVESTING IN THE FUNDS

PRICING OF FUND SHARES


Each Fund's share price, also called net asset value ("NAV"), is determined as of the close of trading (normally 4:00 p.m., Eastern time) every day the New York Stock Exchange ("NYSE") is open. Each Fund calculates the NAV per share, generally using market prices, by dividing the total value of the Fund's net assets by the number of the shares outstanding. NAV is calculated separately for each Class. Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in good order by the Funds or their authorized agents. A request is in good order when the Funds or their authorized agents have received a completed application or appropriate instruction along with the intended investment, and any other required documentation in accordance with the Funds' or their authorized agents' procedures. The offering price is the NAV. Each Fund may purchase securities that are primarily listed on foreign exchanges that, due to time zone differences and non-universal holidays, trade on weekends or on other days when the Fund does not price its shares. Therefore, the value of the securities held by the Funds may change on days when shareholders will not be able to purchase or redeem the Funds' shares.

Each Fund's investments are valued based on market value or, if no market value is available, based on fair value as determined through methods approved by the Board. The Board has identified certain circumstances in which the use of fair value pricing method is necessary. The Board has also approved an independent fair value service for foreign securities that may provide the fair value price. For options and warrants, a fair value price may be determined using an industry accepted modeling tool. In addition, the Funds' Pricing Committees may determine the fair value price based upon factors that include the type of the security, the initial cost of the security and price quotations from dealers and/or pricing services.

All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values. Some specific pricing strategies follow:

   o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost which the Boards has determined represents fair value;


   o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the mean of the current quoted bid and asked prices; and


   o Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if a determination is made that an event that is so significant that if may materially affect the value of the Fund's securities (such as changes in U.S. stock market prices or other financial indicators) occurs after the time the value was determined, the Boards or their delegates might adjust the previous closing price to reflect what it believes to be the fair market value as of the Fund's valuation time. This may cause the value of the security on the books of the Fund to be different from the closing value on the non-U.S. exchange and may affect the calculation of the Fund's NAV. Each Fund may fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. Each Fund may use a fair value pricing service approved by the Board in valuing foreign securities.

SIGNIFICANT EVENTS. The closing prices of domestic or foreign securities may not reflect their market values at the time the Funds calculate their respective NAVs if an event that materially affects the value of those securities (a "Significant Event") has occurred since the closing prices were established on the domestic or foreign exchange or market, but before the Funds' NAV calculations. Examples of Significant Events include: events that relate to a single issuer or to an entire market sector; significant fluctuations in domestic or foreign markets or other financial indicators; and occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts, corporate actions or significant government actions. In such instances, the Funds may determine whether to utilize fair value pricing.

To the extent each Fund invests in other open-end funds, the Fund will calculate its NAV using the NAV of the underlying funds in which it invests. The prospectuses of these underlying funds explain the circumstances under which they will use fair value pricing and the effects of such fair value pricing.

Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Funds' NAVs by short-term traders. While the Funds have policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

PURCHASING YOUR SHARES


> INVESTOR ALERT: A Fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges.

> INVESTOR ALERT: Shares of the Funds have not been registered for sale outside of the United States.


You should read this Prospectus carefully and then determine how much you want to invest and which class of shares you should purchase. Check below to find the minimum investment amount required as well as to learn about the various ways you can purchase your shares.

SHARE CLASSES

Each Fund offers two classes of shares: Class A and Class I. The classes receive different services and pay different fees and expenses. Class A shares pay a Rule 12b-1 distribution fee. Class I shares do not pay these fees.

Class I shares are offered primarily for direct investment by institutional investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, trusts, banks, brokers, companies and high net worth individuals. Class I shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds.


INVESTMENT MINIMUMS
                                                      CLASS A                              CLASS I
                                                      -------                              -------


TYPE OF INVESTMENT                  INITIAL INVESTMENT        ADDITIONAL INVESTMENT     INITIAL INVESTMENT
------------------                  ------------------        ---------------------     ------------------
Regular account                     $2,500                    $1,000                    $2,000,000*

Individual Retirement
   Account (IRA)                    $100                      $100                      $2,000,000*

Tax deferred retirement
   plan other than an IRA           $500                      $500                      $2,000,000*

"Black box programs"
   disciplined asset allocation
   platforms**                      $25,000                   $1,000                    $2,000,000*

o Certain related accounts may be aggregated at management's discretion for purposes of meeting the initial minimum investment.


* $250,000 for registered investment advisers purchasing through omnibus accounts. There is no minimum subsequent investment for Class I shares.


**  "Black  box  programs"  and  disciplined  asset  allocation   platforms  are
discretionary accounts/programs where investment decisions are made at the firm level.

You may purchase Class I shares only if you meet one of the above-stated criteria under "Share Classes" and you meet the mandatory monetary minimums set forth in the table. If you do not qualify to purchase Class I shares and you request to purchase Class I shares, your request will be treated as a purchase request for Class A shares or declined.

The following investors may purchase Class I shares with no minimum initial investment requirement: Board members and officers of the Funds, the Bank Julius Baer Employees 401(k) Savings Plan and the Bank Julius Baer Co., Ltd. Retirement Plan. The Funds and the Distributor at their discretion may waive the minimum initial investment requirements for other categories of investors.

You can invest in Fund shares in the following ways:


THROUGH A BROKER

o You can purchase shares through a broker that has a relationship with Quasar Distributors, LLC ("Quasar" or "Distributor"), the distributor of the Funds' shares. The Distributor is located at 615 East Michigan Street, Milwaukee, WI 53202. If your broker does not have a relationship with Quasar, you may be charged a transaction fee. If the broker does not have a selling group agreement, the broker would need to enter into one before making purchases for its clients.

   If you buy shares through a broker, the broker is responsible for forwarding your order to the transfer agent in a timely manner. If you place an order with a broker that has a relationship with the Distributor and/or directly with the Funds by 4:00 p.m. (Eastern time) on a day when the NYSE is open for regular trading, you will receive that day's price and be invested in the Fund on that day.

As noted above, the Distributor has entered into contractual agreements pursuant to which orders received by your broker before the close of the NYSE will be processed at the NAV determined on that day if received by the transfer agent in a timely manner. The Distributor selectively monitors the processing of these orders to ensure receipt by the broker prior to 4:00 p.m. (Eastern time) and pursues other measures to protect the Funds from prohibited activity by brokers.

o You may also be able to purchase shares through a broker that does not have a relationship with the Distributor. Orders from such a broker received by the transfer agent by 4:00 p.m. (Eastern time) on a day when the NYSE is open for regular trading will be effected that day. Your broker may charge you a transaction fee. Please discuss any transaction fees with your broker.

o You may add to an account established through any broker either by contacting your broker or directly through the transfer agent by using one of the methods below. If you purchase shares through an intermediary, that party is responsible for transmitting your orders to purchase and sell shares.

THROUGH RETIREMENT PLANS

RETIREMENT PLANS. For information about investing in a Fund through a tax-deferred retirement plan, such as an Individual Retirement Account ("IRA"), self-employed retirement plan (H.R.10), a Simplified Employee Pension IRA ("SEP-IRA") or a profit sharing and money purchase plan, an investor should telephone the transfer agent at (800) 387-6977 or write to the transfer agent at the address shown on the back cover of the prospectus.

> INVESTOR ALERT: You should consult your tax adviser about the establishment of retirement plans.

o You may invest in a Fund through various Retirement Plans. The Funds' shares are designed for use with certain types of tax qualified retirement plans including defined benefit and defined contribution plans.

o Please refer to directions received through your employer's plan, the transfer agent or your financial adviser.

 Class I shares are not appropriate for IRA accounts other than IRA rollover accounts.

o For further information about any of the plans, agreements, applications and annual fees, contact the transfer agent or your financial adviser.

PURCHASES BY MAIL

To make an initial purchase by mail:

o      Complete the Application.

o Mail the Application, together with a check made payable to Julius Baer Investment Funds or Julius Baer Global Equity Fund Inc.:

BY MAIL:                                  BY OVERNIGHT OR EXPRESS MAIL TO:
Julius Baer Funds                         Julius Baer Funds
c/o U.S. Bancorp Fund Services, LLC       c/o U.S. Bancorp Fund Services, LLC
P.O. Box  701                             615 East Michigan Street, 3rd Floor,
Milwaukee, WI 53201-0701                  Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase applications or redemption requests does not constitute receipt by the transfer agent of the Fund. Payment should be made by check drawn on a U.S. bank, savings and loan, or credit union. The Funds do not accept third party checks, foreign checks, U.S. Treasury checks, credit card checks, starter checks or cash, including cashier's checks or money orders.

To make a subsequent purchase by mail:

o Subsequent investments may be made in the same manner as an initial purchase, but you need not include an Application. When making a subsequent investment, use the return remittance portion of your statement, or indicate on the face of your check, the name of the Fund in which the investment is to be made, the exact title of the account, your address, and your Fund account number.

In compliance with the USA Patriot Act of 2001, please note that the Funds' transfer agent will verify certain information on your account application as part of the Funds' Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received. Please contact the Funds' transfer agent at (800) 387-6977 if you need additional assistance when completing your application.

PURCHASES BY WIRE

To make an initial purchase by wire:

o If you are making an initial investment in a Fund, before you wire funds, please contact the Julius Baer Funds at (800) 387-6977 to make arrangements with a Service Representative to submit your completed application via mail or overnight delivery. Upon receipt of your application, your account will be established and a Service Representative will contact you to provide an account number and wiring instructions. You may then contact your bank to initiate the wire (your bank may charge a fee). Wire Funds to:

     U.S. Bancorp, N.A.,
     777 East Wisconsin Avenue,
     Milwaukee, WI 53202,
     ABA No. 075000022
     Credit U.S. Bancorp Fund Services, LLC,
     DDA No. 112-952-137
     Attn.: Julius Baer Funds, Fund Name, New Account
     For: Account Name (Name of Investor).

o The wire must specify the Fund in which the investment is being made, account registration, and account number.

To make a  subsequent  purchase by wire:

o Before sending your wire, please contact the Julius Baer Funds at (800) 387-6977 to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

AUTOMATIC INVESTMENT PLAN.

You may make regular monthly or quarterly investments automatically in amounts of not less than $100 per month in Class A Shares of a Fund. You will need to complete the appropriate section of the application to do this. Call the Funds at (800) 387-6977 for further information. Shares purchased using the Automatic Investment Plan (AIP) may not be redeemed for fifteen business days from the date of investment.

PROCESSING ORGANIZATIONS

You may purchase shares of a Fund through a "Processing Organization," (for example, a mutual fund supermarket), which includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with JBIM. The Funds have authorized certain Processing Organizations to accept purchase and sale orders on their behalf. Before investing in a Fund through a Processing Organization, you should read any materials provided by the Processing Organization in conjunction with this Prospectus.

When you purchase shares in this way, the Processing Organization may:

o charge a fee for its services;
o act as the shareholder of record of the shares;
o set different minimum initial and additional investment requirements;
o impose other charges and restrictions; and
o designate intermediaries to accept purchase and sale orders on the Fund's behalf.


The Funds consider a purchase or sales order as received when an authorized Processing Organization, or its authorized designee, accepts the order in accordance with the Processing Organization's procedures. These orders will be priced based on a Fund's NAV determined after such order is accepted. The Distributor selectively monitors the processing of these orders to ensure receipt by the Processing Organization prior to 4:00 p.m. (Eastern time) and pursues other measures to protect the Funds from prohibited activity by Processing Organizations.

Shares held through a Processing Organization may be transferred into your name following procedures established by your Processing Organization and the Funds. Certain Processing Organizations may receive compensation from the Funds the Adviser or their affiliates. See "DISTRIBUTION AND SHAREHOLDER SERVICING PLANS--CLASS A SHARES."

ADDITIONAL INFORMATION

If your purchase transaction is canceled due to nonpayment or because your check or AIP does not clear, you will be responsible for any loss the Funds or their agents incur and you will be subject to a fee of $25.00. If you are an existing shareholder, shares will be redeemed from other accounts, if necessary, to reimburse the Fund and you will be liable for any losses or fees incurred by the Funds or its agents. In addition, you may be prohibited or restricted from making further purchases.

EXCHANGING YOUR SHARES

EXCHANGE PRIVILEGE

Shareholders of record may exchange shares of any Fund for shares of the appropriate class of any other Fund on any business day, by contacting the transfer agent directly. This exchange privilege may be changed or canceled by the Funds at any time upon 60 days' notice. Exchanges are generally made only between identically registered accounts unless a shareholder sends written instructions with a signature guarantee requesting otherwise. A notary public cannot guarantee signatures. You should submit your written exchange request to the transfer agent at the address under "Purchase by Mail." The minimums for purchasing apply for exchanges. Please remember that exercising the exchange privilege consists of two transactions: a sale of shares in one fund and the purchase of shares in another so that there may be tax consequences of the exchange. A shareholder could realize short- or long-term capital gains or losses. An exchange request received prior to market close will be made at that day's closing NAVs. In order to exercise the exchange privilege over the telephone, shareholders need to select this option on their shareholder application. Please note that the transfer agent will charge your account a $5.00 fee for every exchange made via telephone.

A redemption fee of 2% of the amount redeemed will apply to shares exchanged from (redeemed) a Fund if such Fund shares were purchased within 90 days or less of the redemption by exchange. See the section entitled "Redemption Fee" for more information.

The Funds will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares of a particular Fund held in a shareholder's account. If this holding period is 90 days or less, the redemption fee will be assessed.

The Funds will not impose this redemption fee to omnibus accounts due to the inequities that this would impose on individual shareholders. Instead, the Funds expect the broker, retirement plan or financial intermediary will impose such fees. If a counterparty is unable to impose such fees, it must say so in writing and ensure the Funds that it has policies and procedures designed to detect and prevent market timing activity.

EXCHANGES BY TELEPHONE

To exchange shares by telephone:

o      Call (800) 387-6977.

o      Shares exchanged by telephone must have a value of $1,000 or more.

o Exchange requests received after 4:00 p.m. (Eastern Time) will be processed using the NAV determined on the next business day.

o During periods of unusual economic or market conditions, you may experience difficulty in effecting a telephone exchange. You should follow the procedures for exchanges by mail if you are unable to reach the Funds by telephone, but send your request by overnight courier to: Julius Baer Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

o The telephone exchange procedure may not be used to exchange shares for which certificates have been issued.

To exchange shares by telephone, you must indicate this on the Application. To authorize telephone exchanges after establishing your Fund account, send a signed written request to the Julius Baer Funds c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

Reasonable procedures are used to verify that telephone exchange instructions are genuine. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions. A telephone exchange may be refused by a Fund if it is believed advisable to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time. Please note that the transfer agent will charge your account a $5.00 fee for every exchange made via telephone.

EXCHANGES BY MAIL

To exchange shares by mail:

o Send a written request using the procedures for written redemption requests (however, no signature guarantee is required).

o If certificates for the shares being exchanged have been issued, the signed certificates and a completed stock power form must accompany your written request.

o      For further information, call (800) 387-6977.

REDEEMING YOUR SHARES

HOW TO REDEEM SHARES

You may redeem shares of a Fund on any day the NYSE is open, either directly or through your financial intermediary. The price you will receive is the NAV per share next computed after your redemption request is received in proper form. Redemption proceeds generally will be sent to you within seven days. However, if shares have recently been purchased by check, redemption proceeds will not be sent until your check has been collected (which may take up to fifteen business days from the date of purchase). Once a redemption request has been placed, it is irrevocable and may not be modified or canceled. Redemption requests received after 4:00 p.m. (Eastern Time) will be processed using the NAV per share determined on the next business day. Brokers and other financial intermediaries may charge a fee for handling redemption requests. Your right to redeem your shares could be suspended during certain circumstances.

REDEMPTION FEE

A redemption fee of 2% of the value of the shares sold will be imposed on Class A shares and Class I shares redeemed 90 days or less after their date of purchase. An exchange from a Fund is considered a redemption of such Fund shares. The redemption fee is intended to limit short-term trading and to compensate the Funds for expenses directly related to that type of activity. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and will be paid to the Funds.

The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchange shares, which means that if you acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. If this holding period is 90 days or less, the redemption fee will be assessed.

Due to certain economies involved, each Fund may waive the redemption fee for certain tax advantaged retirement plans, certain "black box programs" or certain disciplined asset allocation platforms that a financial institution has put in place where the investment decisions are made at the firm level and shares acquired by reinvestment of dividends or distributions of the Funds. To qualify for the waiver, "black-box" and asset allocation accounts must be pre-approved by the Funds' Distributor and reasonably believed not to engage in market timing activities. (See POLICY REGARDING EXCESSIVE ..., below). Certain tax-advantaged retirement plans may also be subject to the waiver. The Funds reserve the right to terminate or modify the terms of the redemption fee waiver at any time.

The Funds will not impose this redemption fee to omnibus accounts due to the inequities that this would impose on individual shareholders. Instead, the Funds expect the broker, retirement plan or financial intermediary will impose such fees. If a counterparty is unable to impose such fees, it must say so in writing and ensure the Funds that it has policies and procedures designed to detect and prevent market timing activity.

If your shares were purchased through a Processing Organization or an omnibus account, your Processing Organization or registered investment adviser is required to monitor the holding period applicable to your shares and to assess any applicable redemption fee.


Please note that the Funds may waive fees on shares acquired by reinvestment of dividends or distributions.

In addition, should extenuating circumstances such as financial hardships, illness, or death occur, the Funds may reimburse such fees. Fees will only be reimbursed after obtaining appropriate written documentation of such hardship.

REDEEMING SHARES BY MAIL

To redeem shares by mail:

Send a signed letter of instruction to: Julius Baer Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. The letter of instruction should include the Fund Name, Shareholder Name, Account Number, the amount or shares to be redeemed and a signature guarantee if required.

o Additional documentation is required for the redemption of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners.

o Signature guarantees are required for all written requests to redeem shares with a value of more than $50,000 or if the redemption proceeds are to be mailed to an address other than that shown in your account registration. A signature guarantee must be provided by a bank or trust company (not a notary public), a member firm of a domestic stock exchange or by another financial institution whose guarantees are acceptable to the Fund's transfer agent.

o Payment for the redeemed shares will be mailed to you by check at the address indicated in your account registration.

o      For further information, call (800) 387-6977.

REDEEMING SHARES BY TELEPHONE

To redeem shares by telephone:

o Call (800) 387-6977 between the hours of 8:00 a.m. and 7:00 p.m. (Central time) on any business day (i.e., any weekday exclusive of days on which the NYSE is closed). The NYSE is typically closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

o      Specify the amount of shares you want to redeem  (minimum  $500,  maximum
$50,000).

o Provide the account name, as registered with the Funds, and the account number.

o Redemption proceeds either will be (i) mailed to you by check at the address indicated in your account registration or, if requested, (ii) wired to an account at a commercial bank that you have previously designated. $15.00 fee is charged to send proceeds by wire. This charge is subject to change without notice (minimum wire amount $500.00). Your bank may charge a fee to receive wired funds.

o During periods of unusual economic or market conditions, you may experience difficulty effecting telephone redemption. In that event, you should follow the procedures for redemption by mail, but send your written request by overnight courier to: Julius Baer Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

o The telephone redemption procedure may not be used to redeem shares for which certificates have been issued.

To redeem shares by telephone, you must indicate this on your Application and choose how the redemption proceeds are to be paid. To authorize telephone redemption after establishing your account, or to change instructions already given, send a signed written request to the Julius Baer Funds c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202. Signatures must be guaranteed by a bank or trust company (not a notary public), a member firm of a domestic stock exchange or by another financial institution whose guarantees are acceptable to the Funds' transfer agent. You should allow approximately ten business days for the form to be processed.

Reasonable procedures are used to verify that telephone redemption requests are genuine. These procedures include requiring some form of personal identification and tape recording of conversations. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions. The Funds reserve the right to refuse a telephone redemption request, if it is believed advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.

If shares have recently been purchased by check (including certified or cashiers check), the payment of redemption proceeds will be delayed until the purchase check has cleared, which may take up to 15 days.

THROUGH THE SYSTEMATIC WITHDRAWAL PLAN ("SWP")

 If you have an account value of $10,000 or more in Class A shares of a Fund, you may redeem Class A shares on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal for Class A shares is $500. You may enroll in a SWP by completing the appropriate section on the Application. You may change your payment amount or terminate your participation by contacting the transfer agent five days prior to effective date. You must pay any applicable redemption fees when you redeem shares.

SIGNATURE GUARANTEE REQUIRED

For your protection, a signature guarantee is required to redeem shares in the following situations:

o      If ownership is changed on your account
o When redemption proceeds are sent to other than the registered owner(s) at the address of record.
o      When adding telephone redemption privileges to an existing account
o      When adding or changing fed wire or banking instructions on an account
o If a change of address request was received by the Transfer Agent within the last 15 days
o      Any redemption of shares with a value of more the $50,000

LOW ACCOUNT BALANCES

The Funds may sell your Class A shares if your account balance falls below $1,000 as a result of redemptions you have made, but not as a result of a reduction in value from changes in the value of the shares. The Funds may exchange your Class I shares for Class A shares of a Fund if your account balance falls below the applicable minimum investment amount for Class I shares as a result of redemptions you have made. The Funds will let you know if your shares are about to be sold or exchanged and you will have 60 days to increase your account balance to more than the minimum to avoid the sale or exchange of your Fund shares.


> SPECIAL CONSIDERATION: Involuntary sales may result in sale of your Fund shares at a loss or may result in taxable investment gains.


RECEIVING SALE PROCEEDS

Redemption payment will typically be made on the next business day, but no later than the seventh business day, after receipt by the Funds' transfer agent of the written or telephone redemption request and, if required, a signature guarantee and any other necessary documents.

REDEMPTIONS IN-KIND

The Funds reserve the right to redeem your shares by giving you securities from the Funds' portfolio under certain circumstances, generally in connection with very large redemptions. See the SAI for further information.

EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES

The Funds' Boards have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING

To the extent that the Funds or their agents are unable to curtail excessive trading practices in a Fund, these practices may interfere with the efficient management of a Fund's portfolio, and may result in a Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase a Fund's operating costs and decrease the Fund's investment performance; maintenance of a higher level of cash balances would likewise result in lower Fund investment performance during periods of rising markets.

In addition, to the extent that a Fund significantly invests in foreign securities traded on markets which may close prior to the time the Fund determines its NAV (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the Funds' valuation time that influence the value of these foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the Fund's valuation time (referred to as price arbitrage). The Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it believes to be the fair value of the securities as of the Funds' valuation time. To the extent that a Fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of Fund shares held by other shareholders.

To the extent that a Fund significantly invests in high yield bonds (commonly known as junk bonds), because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a Fund's portfolio to a greater degree than Funds which invest in highly liquid securities, in part because the Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

POLICY REGARDING EXCESSIVE OR SHORT-TERM TRADING

Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds reserve the right to reject any purchase request (including the purchase portion of any exchange) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe the trading activity in the account(s) would be harmful or disruptive to a Fund. Although the Funds do not limit a shareholder to a certain number of purchases and sales of Fund shares within a specific time period, trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If a Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, a Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Funds and the Distributor also reserve the right to notify financial intermediaries of a shareholder's trading activity. The Funds may also permanently ban a shareholder from opening new accounts or adding to existing accounts in any Fund. The Funds impose a redemption fee on shares redeemed within 90 days, except as discussed above. See "Redemption Fee." As described under "Pricing of Fund Shares," the Funds have also implemented fair value pricing procedures, which may have the effect of reducing excessive trading activity. Transactions placed in violation of the Funds' excessive trading policy are not deemed accepted by a Fund and may be canceled or revoked by the Fund on the next business day following receipt by the Fund.

Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Funds to prevent their excessive trading, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Funds will not always be able to detect frequent trading activity, investors should not assume that the Funds will be able to detect or prevent all frequent trading or other practices that disadvantage the Funds. For example, the ability of the Funds to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker or retirement plan administrator, maintains the record of a Fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a Fund, particularly among certain financial intermediaries such as financial advisers, brokers or retirement plan administrators. These arrangements often permit the financial intermediary to aggregate their clients' transaction and ownership positions that does not identify the particular underlying shareholder(s) to a Fund. If excessive trading is detected in an omnibus account, the Funds may request that the financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in that trading. Rejection of future purchases by a retirement plan because of excessive trading activity by one or more plan participants is likely to impose adverse consequences on the plan and on other participants who did not engage in excessive trading. To avoid these consequences, for retirement plans, the Funds generally will communicate with the financial intermediary or plan sponsor and request that the financial intermediary or plan sponsor take action to cause the excessive trading activity by that participant or participants to cease. If excessive trading activity recurs, the Funds may refuse all future purchases from the plan, including those of plan participants not involved in the activity.

The identification of excessive trading activity involves judgments that are inherently subjective and the above actions alone or taken together with other means by which the Funds seek to discourage excessive trading (through the use of redemption fees, for example) cannot eliminate the possibility that such trading activity in the Funds will occur. See "EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES" in the SAI for further information.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS--CLASS A SHARES

Each Fund has adopted a distribution and service plan under Rule 12b-1 of the 1940 Act for its Class A shares. These plans allow the Funds to pay distribution and other fees for the sale and distribution of its shares and for services provided to holders of Class A shares.

Under the plan, each Fund pays an annual fee of up to 0.25% of the average daily net assets of the Fund that are attributable to Class A shares. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment and over time may cost you more than paying other types of sales charges.


Processing Organization Support Payments

The financial adviser/processing organization through which you purchase your shares may receive all or a portion of Rule 12b-1 distribution and service fees described above. In addition, JBIM or one or more of its affiliates (for purposes of this section only, collectively JBIM), may make additional cash payments from their own resources, to certain Processing Organizations who support the sale of fund shares in recognition of their marketing, transaction processing and/or administrative services support. Administrative services support may include client account maintenance support, statement preparation and transaction processing. This compensation is not reflected in the fees and expenses listed in the fee table section of this Prospectus.

JBIM may make payments to key Processing Organizations who provide marketing support. In the case of any one Processing Organization, marketing support payments, with certain limited exceptions, will not exceed 25 basis points. In addition, Processing Organizations may offer fund shares through specialized programs such as tax deferred retirement programs or qualified tuition programs. JBIM may pay a portion of the administrative and marketing costs of a Processing Organization relating to these programs. Payments for these arrangements may vary but generally will not exceed 25 basis points. To the extent permitted by Securities and Exchange Commisssion ("SEC") and NASD rules and other applicable laws and regulations, JBIM may pay or allow other promotional incentives or payments to Processing Organizations.

Further details about the payments made by JBIM and the services provided by your Processing Organization are set forth in the SAI. Your Processing
Organization may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your Processing Organization for information about any payments it receives from JBIM and any services it provides, as well as about fees and/or commissions it charges.

                             DISTRIBUTIONS AND TAXES
DISTRIBUTIONS

Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The table below outlines when income dividends are declared and paid for each Fund.


FUND                                                DIVIDENDS DECLARED AND PAID
----                                                ---------------------------

INTERNATIONAL EQUITY FUND                           ANNUALLY
TOTAL RETURN BOND FUND                              MONTHLY
GLOBAL HIGH YIELD BOND FUND                         MONTHLY
GLOBAL EQUITY FUND                                  ANNUALLY


Distributions of any capital gains earned by a Fund will be made at least annually.


When you open an account, you may specify on your application how you want to receive your distributions. If you later want to change your selection, you may either submit a written request to or call US Bancorp at the address or telephone number shown on the back cover of this prospectus.


Each Fund offers four investment options:

       o Reinvest dividends and capital gain distributions in additional shares of the Fund. If you do not indicate a choice on your application, we will automatically reinvest your dividends and distributions.

       o Pay dividends in cash, reinvest capital gain distributions in additional shares of the Fund.
       o Pay capital gain distributions in cash, reinvest dividends in additional shares of the Fund.
       o Pay dividends and capital gain distributions in cash. ($10 minimum check amount). The Funds will automatically reinvest all dividends under $10 in additional shares of the Funds.

Your distribution will be reinvested automatically in additional shares of the Fund in which you have invested, unless you have elected on your original application, or by written instructions filed with the Fund, to have them paid in cash. If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current NAV. All future distributions will be automatically reinvested in the shares of the Funds. No interest will accrue on amounts represented by uncashed distribution checks.


TAX INFORMATION

DISTRIBUTIONS: Each Fund will make distributions that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time a Fund holds its assets). Each Fund's distributions may be subject to federal income tax whether you choose to reinvest such dividends in additional shares of a Fund or to receive cash.

Any dividend or distribution received by a shareholder on shares of a Fund shortly after the purchase of such shares will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution.

ORDINARY INCOME: Income and short-term capital gains distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

LONG-TERM CAPITAL GAINS: Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares.

> TAX ON SALE OF SHARES: Selling your shares may cause you to incur a taxable gain or loss.

STATEMENTS AND NOTICES: You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes paid by the Funds and certain distributions paid by the Funds during the prior tax year.

> SPECIAL TAX CONSIDERATION: You should consult with your tax adviser to address your own tax situation.

RELATED PERFORMANCE OF JBIM

PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS. The Global Equity Fund has substantially the same investment objective, policies and strategies as existing managed accounts that are advised by JBIM. Listed below is "composite performance" for JBIM with regard to all of these similarly managed accounts. The managed accounts included in the composite are not mutual funds registered under the 1940 Act, and therefore these accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these managed accounts, the performance shown may have been lower.

THIS COMPOSITE DATE IS PROVIDED TO ILLUSTRATE THE PAST PERFORMANCE OF JBIM IN MANAGING GLOBAL EQUITY MANDATES AND SHOULD NOT BE CONSIDERED AS AN INDICATION OF FUTURE PERFORMANCE OF THE GLOBAL EQUITY FUND OR JBIM. The performance figures shown below reflect the deduction of the historical fees and expenses paid by the managed accounts. The fees and expenses of the Global Equity Fund are higher than those of the managed accounts. If the managed accounts had been subject to the same fees and expenses as the Global Equity Fund, the performance shown may have been lower. The performance figures were calculated in accordance with the standards for preparing and presenting investment adviser performance information formulated by the Association for Investment Management and Research. This methodology differs from the SEC's standardized method that the Global Equity Fund will use to calculate its own performance.

The  performance  of the  composite  is shown in the table  below for the stated
periods ended December 31, 2004. Also shown is the performance of two broad-based securities indices, the Morgan Stanley Capital International, Inc. ("MSCI") EAFE Index and the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") as well as the performance of a blended index. The blended index is comprised of the MSCI World Index for the period after January 1, 2003. The blended  index is  comprised  of 50% S&P 500 Index  and 50% MSCI EAFE  Index for
periods prior to January 1, 2003. The MSCI World Index is a market capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas,
Europe/Middle East and Asia/Pacific Regions. The S&P 500 Index covers 500 industrial, utility, transport and financial companies of the U.S. markets. This is a capitalization weighted index calculated on a total return basis with dividends reinvested. The MSCI EAFE Index is a market capitalization weighed index composed of companies representative of the market structure of developed market countries in Europe, Australasia and the Far East.

THE FEES AND EXPENSES PAID BY THE GLOBAL EQUITY FUND MAY BE HIGHER THAN THE FEES AND EXPENSES PAID BY THE JBIM MANAGED ACCOUNTS THAT COMPRISE THE COMPOSITE. THE PERFORMANCE OF THE COMPOSITE COULD HAVE BEEN LOWER THAN THAT SHOWN BELOW IF THEY HAD BEEN SUBJECT TO THE FEES AND EXPENSES OF THE GLOBAL EQUITY FUND.


---------------------------------------------------------------------------------------------
                   Total Return     Annualized Total   Annualized Total    Annualized Total
                     One Year         Return Three     Return Five Years     Return Since
                                         Years                                Composite
                                                                          Inception (7/1/95)
---------------------------------------------------------------------------------------------
   Composite            [ ]%              [ ]%                [ ]%               [ ]%
---------------------------------------------------------------------------------------------
 S&P 500 Index          [ ]               [ ]                 [ ]                [ ]
---------------------------------------------------------------------------------------------
MSCI EAFE Index         [ ]               [ ]                 [ ]                [ ]
---------------------------------------------------------------------------------------------
 Blended Index          [ ]               [ ]                 [ ]                [ ]
---------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS TABLES

The Financial Highlights Tables are intended to help you understand a Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The "Total Return" indicates how much an investment in each respective Fund would have earned or lost, assuming all dividends and distributions had been reinvested.


This information for the year ended October 31, 2004 has been derived from each Fund's Financial Statements that were audited by [ ], the Funds' independent registered public accounting firm. You will find [ ] report and the each of the Fund's financial statements in their respective annual report, which is available upon request.


             [FINANCIAL HIGHLIGHTS TO BE INCLUDED IN NEXT AMENDMENT]

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds and is legally a part of this Prospectus.

ANNUAL/SEMI-ANNUAL   REPORTS:   The  Funds'  Annual  and
Semi-Annual Reports to shareholders provide additional information about the Funds' investments. In the Annual
Report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

The Funds' Annual Report and the independent auditor's report are incorporated by reference in this Prospectus.


You can get free copies of the SAI, the Annual and Semi-Annual Reports, request other information about the Funds, and receive answers to your questions about the Funds by contacting the transfer agent at:

US Bancorp Fund Services, LLC
615 E. Michigan Street LC-3
Milwaukee, WI 53202
(800) 387-6977


The Securities and Exchange  Commission  (SEC) maintains
an Internet website  (http://www.sec.gov)  that contains
the SAI, material  incorporated by reference,  and other
information  about  the  Funds.  You can  also  copy and
review this  information  at the SEC's Public  Reference
Room in Washington, D.C., or you can obtain copies, upon
payment of a  duplicating  fee, by writing to the Public
Reference Room of the SEC,  Washington,  D.C. 20549-0102
or  by  electronic   request  at  the  following  E-mail
address: publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090.


You may also obtain copies of the Prospectus, SAI and Annual and Semi-Annual Reports of the Funds, and find more information about the Funds on the Internet at:
www.us-funds.juliusbaer.com.

Investment Company Act file no. 811-6652
Investment Company Act file no. 811-6017

                                JULIUS BAER FUNDS


                   JULIUS BAER INVESTMENT FUNDS (the "Trust")
         JULIUS BAER GLOBAL EQUITY FUND INC. (the "Global Equity Fund")

       Julius Baer International Equity Fund ("International Equity Fund")
          Julius Baer Total Return Bond Fund ("Total Return Bond Fund") Julius Baer Global High Yield Bond Fund ("Global High Yield Bond Fund")
           Julius Baer Global Equity Fund Inc. ("Global Equity Fund")
                           (collectively, the "Funds")


                       STATEMENT OF ADDITIONAL INFORMATION

                                  MARCH 1, 2005


This Statement of Additional Information (SAI) is not a Prospectus, but it relates to the prospectus of the Julius Baer Funds (the "Funds") dated March 1, 2005, as amended and supplemented from time to time (the "Prospectus").


Financial Statements are incorporated by reference into this SAI from the Funds' most recent Annual Report.


You can get a free copy of the Funds' Prospectus or most recent annual and semi-annual reports to shareholders, request other information and discuss your questions about the Funds by contacting the Transfer Agent at:

                          US Bancorp Fund Services, LLC
                             615 E. Michigan Street
                               Milwaukee, WI 53202
(800) 387-6977

You can also obtain copies of the Prospectus, SAI and annual reports to shareholders from the Funds' website at http//www.us-funds.juliusbaer.com.

You can view the Funds' Prospectus as well as other reports at the Public Reference Room of the Securities and Exchange Commission ("SEC").


You can get text-only copies:

        For a fee by writing to or calling the Public Reference Room of the SEC, Washington, D.C. 20549-6009.
        Telephone:  1-202-942-8090
        E-mail address:  publicinfo@sec.gov
        Free from the SEC's Internet website at http://www.sec.gov.

Contents                                                                    Page
--------                                                                    ----


History of the Funds

Description of the Funds, Their Investments and Risks

Common Investment Strategies

Investment Limitations

Disclosure of Funds' Portfolio Holdings

Management of the Funds

Capital Stock

Additional Purchase and Redemption Information

Additional Information Concerning Exchange Privilege

Additional Information Concerning Taxes

Independent Registered Public Accounting Firm

Counsel

Financial Statements

Appendix A - Description of Ratings

Appendix B - Proxy Voting Guidelines Summary

                                 FUNDS' HISTORY


The Trust was formed as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated April 30, 1992, and amended on June 22, 1992, September 16, 1993, January 27, 1995, July 1, 1998, October 16, 2002, March 18, 2003, and February 25, 2004 (the
"Trust Agreement"). On July 1, 1998, the Trust changed its name from BJB Investment Funds to Julius Baer Investment Funds. At the same time, the names of the BJB International Equity Fund and the BJB Global Income Fund changed to Julius Baer International Equity Fund and the Julius Baer Global Income Fund, respectively. Julius Baer Global Income Fund changed its name to Julius Baer Total Return Bond Fund as of February 25, 2004.


The Global Equity Fund was incorporated in Maryland on May 23, 1990. From July 17, 1990 to June 30, 2004, the Fund operated as a closed-end investment company under the name The European Warrant Fund, Inc. After converting from a closed-end to an open-end investment company, the Fund changed its fiscal year end from March 31 to October 31.

The Prospectus, dated March 1, 2005, provides the basic information investors should know before investing, and may be obtained without charge by calling U.S. Bancorp Fund Services, LLC ("U.S. Bancorp" or the "Transfer Agent"), at the telephone number listed on the cover. This SAI, which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Funds and should be read in conjunction with the Prospectus. This SAI is not an offer of any Fund for which an investor has not received a Prospectus.


              DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS

CLASSIFICATION


The Total Return Bond Fund is a non-diversified, open-end management investment company. The International Equity Fund, Global High Yield Bond Fund and the Global Equity Fund are diversified open-end management investment companies.


PORTFOLIO INVESTMENTS


                             TOTAL RETURN BOND FUND

The Total Return Bond Fund may invest in a wide variety of fixed-income securities issued anywhere in the world, including the United States. The Fund may purchase debt obligations consisting of bonds, debentures and notes issued or guaranteed by the United States or foreign governments, their agencies, instrumentalities or political subdivisions, as well as supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (World Bank) or the European Investment Bank. The Fund also may purchase debt obligations of U.S. or foreign corporations that are issued in a currency other than U.S. dollars. The Fund currently contemplates that it will invest in obligations denominated in the currencies of a variety of countries, including, but not limited to, Australia, Canada, Czech Republic, Denmark, Egypt, Greece, Hong Kong, Hungary, Iceland, India, Indonesia, Japan, Mexico, New Zealand, Norway, Poland, South Africa, Sweden, Switzerland, Taiwan, Turkey, the United Kingdom and the United States. The Fund may invest in securities issued in multi-national currency units, such as European Currency Units (ECUs), which is a composite of the currencies of several European countries. The Fund may also invest in the single European currency (euro). In order to seek to protect against a decline in value of the Fund's assets due to fluctuating currency values, the Fund may engage in certain hedging strategies, as described under "Common Investment Strategies" below.

In selecting particular investments for the Fund, Julius Baer Investment Management LLC (formerly, Julius Baer Investment Management, Inc.)(the "Adviser" or "JBIM") will seek to mitigate investment risk by limiting its investments to quality fixed-income securities. The Fund may not invest in governmental or corporate bonds rated at the time of purchase below "Baa" or better by Moody's Investors Service, Inc. ("Moody's") or "BBB" by Standard & Poor's Rating Service, a division of McGraw-Hill Companies ("S&P"). The Fund may invest in securities with equivalent ratings from another recognized rating agency and non-rated issues that are determined by the Adviser to have financial characteristics that are comparable and that are otherwise similar in quality to the rated issues it purchases. If a security is downgraded below the minimum rating necessary for investment by the Fund, the Fund will consider disposing of the security within a reasonable time period. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. For a description of the rating systems of Moody's and S&P, see the Appendix to this SAI.

The Adviser will allocate investments among securities of particular issuers on the basis of its views as to the yield, duration, maturity, issue classification and quality characteristics of the securities, coupled with expectations regarding the economy, movements in the general level and term of interest rates, currency values, political developments and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it. Fixed-income securities denominated in currencies other than the U.S. dollar or in multinational currency units are evaluated on the strength of the particular currency against the U.S. dollar as well as on the current and expected levels of interest rates in the country or countries. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. In addition to the foregoing, the Fund may seek to take advantage of differences in relative values of fixed-income securities among various countries.

                            INTERNATIONAL EQUITY FUND

The International Equity Fund may invest in a wide variety of international equity securities issued anywhere in the world, normally excluding the United States. Ordinarily, the Fund invests at least 80% of its net assets (including future positions and borrowings for investment purposes) in international equity securities. Although the Fund will not normally invest in the securities of U.S. issuers, it may make such investments. The Fund currently contemplates that it will invest in securities denominated in the currencies of a variety of countries, including, but not limited to, Argentina, Australia, Brazil, Canada, Chile, China, Czech Republic, Denmark, Egypt, Hungary, Hong Kong, India, Israel, Japan, Korea, Malaysia, Mauritius, Mexico, New Zealand, Peru, Poland, Romania, Russia, Singapore, Slovak Republic, Slovenia, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom, the United States and Venezuela.

The Fund also may invest up to 10% of its total assets in equity warrants and interest rate warrants of international issuers. However, the Fund will not invest more than 5% of its net assets in warrants that are not listed on a recognized U.S. or foreign exchange. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index at a certain level over a fixed time period. Interest rate warrants can typically be exercised in the underlying instrument or settled in cash. The Fund may invest in securities issued in multi-national currency units, such as ECUs and the euro. The Fund may also invest in American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") or European Depository Receipts ("EDRs") (collectively, "Depository Receipts"). In order to seek to protect against a decline in value of the Fund's assets due to fluctuating currency rates, the Fund may engage in certain hedging strategies, as described under "Common Investment Strategies" below.

The Fund will invest substantially all of its assets in equity securities when the Adviser believes that the relevant market environment favors profitable investing in those securities. Equity investments are selected in industries and companies that the Adviser believes are experiencing favorable demand for their products and services, and which operate in a favorable regulatory and competitive climate. The Adviser's analysis and selection process focuses on growth potential; investment income is not a consideration. In addition, factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and prospects for economic growth among countries, regions or geographic areas may warrant consideration in selecting foreign equity securities. Generally, the Fund intends to invest in marketable securities that are not restricted as to public sale. Most of the purchases and sales of securities by the Fund will be effected in the primary trading market for the securities. The primary trading market for a given security generally is located in the country in which the issuer has its principal office. While no assurances can be given as to the specific issuers of the equity securities in which the Fund will invest, the Fund has a bias toward large capitalization companies but, the Fund will invest in the equity securities of small and mid capitalization, companies when the Adviser believes that such investments represent a beneficial investment opportunity for the Fund.

Although the Fund normally invests primarily in equity securities, it may increase its cash or non-equity position when the Adviser is unable to locate investment opportunities with desirable risk/reward characteristics. The Fund may invest in preferred stocks that are not convertible into common stock, government securities, corporate bonds and debentures, including high-risk and high-yield debt instruments (but in no event will an amount exceeding 10% of the Fund's total assets be invested in such high-risk/high-yield securities), high-grade commercial paper, certificates of deposit or other debt securities when the Adviser perceives an opportunity for capital growth from such securities or so that the Fund may receive a return on idle cash. The Fund also may invest up to 5% of its total assets in gold bullion and coins, which, unlike investments in many securities, earn no investment income. Since a market exists for such investments, the Adviser believes gold bullion and coins should be considered a liquid investment. The Fund intends to limit its investments in debt securities to securities of U.S. companies, the U.S. Government, foreign governments, domestic or foreign governmental entities and supranational organizations such as the European Economic Community and the World Bank. However, the Fund may use debt-like instruments (for example, structured notes and equity baskets) that provide exposure to equity markets or indices. When the Fund invests in such securities, investment income may increase and may constitute a large portion of the return of the Fund but, under these certain circumstances, the Fund would not expect to participate in market advances or declines to the extent that it would if it remained fully invested in equity securities.

                           GLOBAL HIGH YIELD BOND FUND

The Global High Yield Bond Fund may invest in investment grade fixed income securities or below investment grade, fixed income securities (commonly known as "junk bonds") of issues located throughout the world, including the United States. The Fund may purchase fixed income obligations consisting of bonds, debentures and notes issued or guaranteed by the U.S. or foreign governments, their agencies, instrumentalities or political subdivisions, as well as supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the World
Bank) or the European Investment Bank. The Fund may purchase both sovereign debt that trades within the country in which it is issued and sovereign debt that is tradable outside of the country of issuance. The Fund may purchase debt obligations denominated in U.S. dollars or foreign currencies. The Fund currently contemplates that it will invest in obligations denominated in the currencies of a variety of countries, including, but not limited to, Australia, Canada, Czech Republic, Denmark, Egypt, Greece, Hong Kong, Hungary, India, Indonesia, Japan, Mexico, New Zealand, Norway, Poland, South Africa, Sweden, Switzerland, Taiwan, Turkey, the United Kingdom and the United States. The Fund may also invest in those countries denominated in the Euro. In order to seek to protect against a decline in value of the Fund's assets due to fluctuating currency values, the Fund may engage in certain hedging strategies, as described under "Common Investment Strategies" below.

The Fund invests in high yield, high risk bonds, which are those bonds rated at the time of purchase below BBB by Standard & Poor's Corporation ("S&P") and below Baa by Moody's Investors Service, Inc. (Moody's). Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. The Fund may invest in securities with ratings from a recognized rating agency other than S&P or Moody's if those securities have a rating that is at least equivalent to a rating that would be acceptable for the Fund to purchase if given by S&P or Moody's. If a security is not rated, the Fund may invest in the security if the Adviser determines that the security is comparable in quality to rated securities that the Fund may purchase. The Fund may invest in securities in the lowest rating category and securities in default. In addition, the Fund may invest 20% of its net assets in global equity securities.

                               GLOBAL EQUITY FUND

The Global Equity Fund may invest in a wide variety of equity securities issued anywhere in the world, including the United States. The Fund currently contemplates that it will invest in securities denominated in the currencies of a variety of countries, including, but not limited to, Argentina, Australia, Brazil, Canada, Chile, China, Czech Republic, Denmark, Egypt, Hungary, Hong Kong, India, Israel, Japan, Korea, Malaysia, Mauritius, Mexico, New Zealand, Peru, Poland, Romania, Russia, Singapore, Slovak Republic, Slovenia, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom, the United States and Venezuela. The Fund may also invest in those countries denominated in the Euro. In order to seek to protect against a decline in value of the Fund's assets due to fluctuating currency rates, the Fund may engage in certain hedging strategies, as described under "Common Investment Strategies" below.

The Fund may invest in fixed-income securities, but it will limit such investments to securities of U.S. companies, the U.S. government and its agencies and instrumentalities, and money market instruments. The Fund may invest up to 10% of its total assets in below investment grade debt instruments, commonly known as "junk bonds." The Fund may use derivative instruments, including futures, options, foreign currency futures, forward contracts and swaps.

                          COMMON INVESTMENT STRATEGIES


In attempting to achieve their investment objectives, each Fund may engage in some or all of the following investment strategies.

ASSET-BACKED SECURITIES

The Global High Yield Bond Fund and the Total Return Bond Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments, which shorten the securities' weighted average life and may lower their return.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Global High Yield Bond Fund and the Total Return Bond Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of credit support could adversely affect the return on an investment in such a security.

BANK OBLIGATIONS

Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by governmental regulation. Banks are subject to extensive but different governmental regulations, which may limit both the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

BRADY BONDS

The Global High Yield Bond Fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Global High Yield Bond Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.


CONVERTIBLE SECURITIES AND BONDS WITH WARRANTS ATTACHED

Each Fund may invest in fixed-income obligations convertible into equity securities, and bonds issued as a unit with warrants. Convertible securities, in which a Fund may invest, comprised of both convertible debt and convertible preferred stock, may be converted at either a stated price or at a stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds, and, in addition, fluctuates in relation to the underlying common stock.


The Total Return Bond Fund does not intend to retain in its portfolio the common stock received upon conversion of a convertible security or exercise of a warrant and will sell such stocks as promptly as it can and in a manner that it believes will reduce the risk to the Funds of a loss in connection with the sale. The Total Return Bond Fund does not intend to retain in its portfolio any warrant acquired as a unit with bonds if the warrant begins to trade separately from the related bond.

The Global High Yield Bond Fund may hold in its portfolio any warrant acquired as a unit with bonds if the warrant begins to trade separately from the related bond. However, the Global High Yield Bond Fund does not currently expect such warrants to represent more than 5% of its assets.

DEPOSITORY RECEIPTS

Global High Yield Bond Fund, the Global Equity Fund and the International Equity Fund may invest in American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") or European Depository Receipts ("EDRs") (collectively, "Depository Receipts"). ADRs are receipts, typically issued by an U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world. EDRs are receipts issued in Europe, which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. Global High Yield Bond Fund, the Global Equity Fund and the International Equity Fund may invest in Depository Receipts through "sponsored" or "unsponsored" facilities if issues of such Depository Receipts are available and are consistent with the Fund's investment objective. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored Depository Receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

EXCHANGE TRADED FUNDS (ETFs)

The Global High Yield Bond Fund, the Global Equity Fund and the International Equity Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

FIXED-INCOME INVESTMENTS

Each Fund may invest in fixed-income securities. The performance of the debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. Generally, shorter-term securities are less sensitive to interest rate changes, but longer-term securities offer higher yields. A Fund's share price and yield will also depend, in part, on the quality of its investments. While U.S. Government securities are generally of high quality, government securities that are not backed by the full faith and credit of the United States and other debt securities may be affected by changes in the creditworthiness of the issuer of the security. The extent that such changes are reflected in a Fund's share price will depend on the extent of the Fund's investment in such securities.


FOREIGN INVESTMENTS


Each Fund may invest in foreign securities. Investors should recognize that investing in foreign companies involves certain considerations, including those discussed below, which are not typically associated with investing in U.S. issuers. Since the Funds will be investing substantially in securities denominated in currencies other than the U.S. dollar, and since the Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of a Fund's assets denominated in that foreign currency.
Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Funds.


The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and other foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

Many of the foreign securities held by the Funds will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign issuers are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or domestic developments, which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The Funds may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure to the Funds of market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on Fund liquidity, the Funds will avoid investing in countries which are known to experience settlement delays, which may expose the Funds to unreasonable risk of loss.

The interest payable on the Funds' foreign securities may be subject to foreign withholding taxes, and while investors may be able to claim some credit or deduction for such taxes with respect to their allocated shares of such foreign tax payments, the general effect of these taxes will be to reduce the Funds' income. Additionally, the operating expenses of the Funds, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, are higher than those costs incurred by investment companies investing exclusively in U.S. securities, but are not higher than those paid by many other international or global funds.

No Fund will invest more than 25% of its assets in the securities of supranational entities.


INVESTING IN EMERGING MARKETS


International Equity Fund may invest up to 25% of its assets in securities of issuers located in emerging market countries. The Global High Yield Bond Fund and Total Return Bond Fund may also invest in securities of issuers located in emerging market countries. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

"Emerging markets" are located in the Asia-Pacific region, Central and Eastern Europe, Latin America, South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristics of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Funds may be required to establish special custodian or other arrangements before making investments in securities of issuers located in emerging market countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

FUTURES, OPTIONS AND CURRENCY EXCHANGE TRANSACTIONS

FUTURES ACTIVITIES. The Global Equity Fund, the Global High Yield Bond Fund and the International Equity Fund may enter into stock- index futures contracts. Each Fund may enter into interest rate futures contracts and foreign currency futures contracts. Each Fund may also purchase or write related options that are traded on foreign as well as U.S. exchanges.

Entering into a futures contract enables a Fund to seek to protect its assets from fluctuations in value without necessarily buying or selling the assets. A Fund may not enter into futures transactions, other than those considered to be "bona fide" hedging by the Commodity Futures Trading Commission, if the sum of the amount of initial margin deposits on its existing futures contracts and premiums paid for unexpired options would exceed 5% of the fair market value of such Fund's total assets, after taking into account unrealized profits and unrealized losses on commodity contracts into which it has entered. A Fund will not use leverage when it enters into long futures or options contracts. For each long position, such Fund will deposit cash, cash equivalents, or other liquid assets, which, when aggregated with accrued profits held at the Fund's custodian or approved futures commission merchant (FCM) will have a value equal to the underlying commodity value of the contract as collateral with its custodian or FCM in a segregated account.

Interest rate and stock-index futures contracts are standardized contracts traded on commodity exchanges involving an obligation to purchase or sell a predetermined amount of a debt or equity security at a fixed date and price.

A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified foreign currency at a specified price, date, time and place. Foreign currency futures are similar to forward currency contracts, except that they are traded on commodities exchanges and are standardized as to contract size and delivery date. In investing in such transactions, a Fund would incur brokerage costs and would be required to make and maintain certain "margin" deposits. A Fund also would be required to earmark or segregate assets or otherwise cover the futures contracts requiring the purchase of foreign currencies. Most currency futures call for payment or delivery in U.S. dollars. As part of their investment strategy, the Funds may forward foreign currency contracts to hedge a Fund's portfolio holdings against currency risks. Each Fund also may utilize forward foreign currency contracts to reduce or eliminate an underweighted position in a currency relative to its benchmark when the Adviser believes that purchasing underlying equities denominated in that currency is not recommended.

Currency futures are subject to the risks of other types of futures activities. In addition, while the value of currency futures and options on futures can be expected to correlate with exchange rates, it will not reflect other factors that may affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated security against a decline in the Yen, but will not protect a Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of currency futures contracts to the value of the Fund's investments denominated in that currency over time.

The value of portfolio securities will far exceed the value of the futures contracts sold by a Fund. Therefore, an increase in the value of the futures contracts could only mitigate but not completely offset the decline in the value of such Fund's assets. No consideration is paid or received by a Fund upon entering into a futures contract. Upon entering into a futures contract, a Fund will be required to deposit in a segregated account with its custodian or approved FCM an amount of cash or other liquid assets equal to a portion of the contract amount. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to such Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate such Fund's existing position in the contract.

There are several risks in connection with the use of futures contracts as a hedging device. The successful use of futures contracts is subject to the ability of the Adviser to predict correctly movements in the price of the securities or currencies and the direction of the stock indices underlying the particular hedge. These predictions and the use of futures contracts involve skills and techniques that are different from those involved in the management of the portfolio securities being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the
underlying   securities  or  currencies  and  movements  in  the  price  of  the securities, which are the subject of the hedge. A decision concerning whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends in interest rates.

Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market exists for such contracts. Although the Funds intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Funds to substantial losses. In such event, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, any increase in the value of the portion of such Fund's securities being hedged may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

If a Fund has hedged against the possibility of an event adversely affecting the value of securities held in its portfolio and that event does not occur, such Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance. In addition, in such situations, if a Fund has insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. These sales of securities could, but will not necessarily, be at increased prices which reflect the change in interest rates or currency values, as the case may be.

Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Global Equity Fund, the Fund is not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act (CEA) and is not subject to registration or regulation as such under the CEA. The Adviser is not deemed to be a "commodity pool operator" with respect to its service as investment adviser to the Global Equity Fund.

FUTURES ON GOLD. The Global High Yield Bond Fund may purchase and write (sell) future contracts on gold, called gold futures. A futures contact obligates the seller to deliver and the purchaser to take delivery of the specified commodity on the expiration date of the contract. No physical delivery of the underlying gold, with respect to gold futures, is made. It is the practice of holders of futures contacts to close out their position on or before the expiration date by use of offsetting contract positions and physical delivery is thereby avoided.

OPTIONS ON SECURITIES. Each Fund may write options to generate current income or hedges to reduce investment risk. Each Fund may utilize up to 2% of its total assets to purchase put options on securities and an additional 2% of its total assets to purchase call options on securities that are traded on foreign or U.S. exchanges or in the over-the-counter market. In addition, a Fund may write covered call options and put options on up to 25% of the net asset value of the securities in its portfolio. A Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the call options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period. Thus, the purchaser of a call option written by a Fund has the right to purchase from such Fund the underlying security owned by the Fund at the agreed-upon price for a specified time period.

A Fund may realize a profit or loss upon entering into a closing transaction. In cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when a Fund has purchased an option and engages in a closing sale transaction, whether such Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The Funds may purchase and write options on securities on U.S. and foreign securities exchanges or in the over-the-counter market.

Although a Fund will generally purchase or write only those options for which its Adviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market for an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered Clearing Corporation and securities exchanges facilities inadequate. These inadequacies led to the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the over-the-counter market may be more limited than for exchange-traded options and also may involve the risk that securities dealers participating in over-the-counter transactions would fail to meet their obligations to a Fund. Each Fund, however, intends to purchase over-the-counter options only from dealers whose debt securities, as determined by its Adviser, are considered to be investment grade. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, a Fund would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

Securities exchanges generally have established limitations governing the maximum number of calls and puts that each class may hold, write or exercise within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds and other clients of the Adviser and affiliates of the Adviser may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. Dollar amount limits apply to U.S. Government securities. These limits may restrict the number of options a Fund will be able to purchase on a particular security.

In the case of options written by a Fund that are deemed covered by virtue of such Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, a Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. In doing so, a Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but a Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to certain of the U.S. Government securities for which a Fund may write covered call options. If a Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, a Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

In addition to writing covered options for other purposes, a Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedged position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position being offset by a loss on the hedged position. A Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedge. A Fund will engage in hedging transactions only when deemed advisable by its Adviser. Successful use by a Fund of options will be subject to its Adviser's ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

COVERED OPTION WRITING. The principal reason for writing covered call options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, a Fund as the call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

The Funds will write only covered options. Accordingly, whenever a Fund writes a call option it will continue to own or have the present right to acquire the underlying security for as long as it remains obligated as the writer of the option. To support its obligation to purchase the underlying security if a put option is exercised, a Fund will either (1) earmark or segregate cash or liquid securities having a value at least equal to the exercise price of the underlying securities or (2) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account).

Upon the exercise of a put option written by a Fund, such Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, such Fund may suffer an economic loss equal to the excess of the security's market value at the time of the option's exercise over the greater of (i) the Fund's acquisition cost of the security and (ii) the exercise price, less the premium received for writing the option.

Each Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To affect a closing purchase transaction, a Fund would purchase, prior to the holder's exercise of an option that a Fund has written, an option of the same series as that on which such Fund desires to terminate its obligation. The obligation of a Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. There can be no assurance that a Fund will be able to affect closing purchase transactions at a time when it wishes to do so. As discussed above under "Options on Securities," to facilitate closing purchase transactions, the Fund will write options only if a secondary market for the option exists on a recognized securities exchange or in the over-the-counter market. Option writing for the Funds may be limited by position and exercise limits established by securities exchanges and the National Association of Securities Dealers, Inc. (NASD). Furthermore, a Fund may, at times, have to limit its option writing in order to qualify as a regulated investment company under the Code.


Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. A Fund may write (a) in-the-money call options when its Adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (b) at-the-money call options when its Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-the-money call options when its Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received.

So long as the obligation of a Fund as the writer of an option continues, such Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (Clearing Corporation) and of the securities exchange on which the option is written.


Each Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position. The Funds bear the risk that the prices of the securities being hedged will not move in the same amount as the hedge. Each Fund will engage in hedging transactions only when deemed advisable by the Adviser. Successful use by a Fund of options will depend on the Adviser's ability to correctly predict movements in the direction of the security or currency underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

PURCHASING PUT AND CALL OPTIONS ON SECURITIES. Each Fund may purchase put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs.

Each Fund may purchase call options in order to acquire the underlying securities for the Fund at a price that avoids any additional cost that would result from a substantial increase in the market value of a security. Each Fund also may purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security.

Prior to their expirations, put and call options may be sold in closing sale transactions (sales by a Fund, prior to the exercise of options that it has purchased, of options of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless and a Fund will lose the premium paid for the option.

OPTIONS ON STOCK INDICES. The International Equity Fund, the Global High Yield Bond Fund and the Global Equity Fund may purchase and sell call and put options on stock indices. A Fund generally may sell options on stock indices for the purpose of increasing gross income and to protect the Fund against declines in the value of securities they own or increase in the value of securities to be acquired. A Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. A Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier."


OPTIONS ON SWAP AGREEMENTS. The Funds may enter into options on swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options. Depending on the terms of a particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon the exercise of the option the Fund will become obligated according to the terms of the underlying agreement.


OPTIONS ON GOLD. For hedging purposes, the International Equity Fund, the Global High Yield Bond Fund and the Global Equity Fund may purchase put and call options on gold and write covered call options on gold in an amount which, when added to its assets committed to margin and premiums for gold futures contracts and related options, does not exceed 5% of the relevant Fund's net assets. The Funds will only enter into gold options that are traded on a regulated domestic commodities exchange or foreign commodities exchanges approved for this purpose by the Commodity Futures Trading Commission. Such investments may be made for the purposes of speculating and hedging against the effects of changes in the value of its portfolio securities due to anticipated changes in interest rates, currency values and market conditions and when the transactions are economically appropriate to the reduction of risks inherent in the management of the Funds.

FOREIGN CURRENCY OPTIONS. The Funds may purchase put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. Foreign currency options generally have three, six or nine month expiration cycles. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Call options convey the right to buy the underlying currency at a price, which is expected to be lower than the spot price of the currency at the time the option expires. An option on a foreign currency, which may be entered into on a U.S. or foreign exchange or in the over-the-counter market, gives the purchaser, in return for a premium, the right to sell for a put and buy for a call the underlying currency.

A Fund may use foreign currency options under the same circumstances that it could use forward currency exchange transactions. For example, a decline in the dollar value of a foreign currency in which a Fund's securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, such Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could partially offset the effects of the adverse movements in exchange rates. The benefit to a Fund derived from purchases of foreign currency options, like the benefit derived from other types of options, will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in the rates.

OPTIONS ON FUTURES CONTRACTS

There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions as to anticipated trends in interest rates and securities markets by a Fund's Adviser, which could prove to be incorrect. Even if those expectations were correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities h edged.

OPTION ON INTEREST RATE FUTURES CONTRACT. Each Fund may purchase and write put and call options on interest rate futures contracts that are traded on a U.S. exchange or board of trade. These transactions may be used as a hedge against changes in interest rates and market conditions. Each Fund may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

As contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a fixed-income or equity security futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds for calls or is less than for puts the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option, plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Funds.

OPTION ON A FOREIGN CURRENCY FUTURES CONTRACT. The Total Return Bond Fund and the Global High Yield Bond Fund may purchase and write put and call options on foreign currency futures contracts that are traded on a U.S. exchange or board of trade. These transactions may be used as a hedge against changes in interest rates and market conditions. Total Return Bond Fund and the Global High Yield Bond Fund may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Options on foreign currency futures entitle a Fund, in return for the premium paid, to assume a position in an underlying foreign currency futures contract. In contrast to a direct investment in the contract, an option on a foreign currency futures contract gives the purchaser the right, not the obligation, to assume a long or short position in the relevant underlying currency at a predetermined price at a time in the future.

Currency futures and related options are subject to the risks of other types of futures activities. In addition, while the value of currency futures and options on futures can be expected to correlate with exchange rates, it will not reflect other factors that may affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated security against a decline in the Yen, but will not protect a Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of currency futures contracts to the value of the Fund's investments denominated in that currency over time.

CURRENCY EXCHANGE TRANSACTIONS. Each Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through entering into forward contracts to purchase or sell currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large U.S. or foreign commercial banks) and their customers. The Funds may enter into a forward contract in the following circumstances:

       (1) When a Fund purchases a foreign currency denominated security for settlement in the near future, it may immediately purchase in the forward market the foreign currency needed to pay for and settle the transaction.

       (2) When the Adviser believes that the currency of a specific country may deteriorate against another currency, a Fund may enter into a forward contract to sell the less attractive currency and buy the more attractive one. The amount in question could be more or less than the value of a Fund's securities denominated in the less attractive currency. While such actions are intended to protect the Funds from adverse currency movements, there is a risk that the currency movements involved will not be properly anticipated. Use of this currency hedging technique may also be limited by management's need to protect the U.S. tax status of the Funds as regulated investment companies.

       (3) To remain fully invested, to maintain liquidity or to increase total return.

To support its obligation when a Fund enters into a forward contract to buy or sell currencies, such Fund will earmark or segregate cash or liquid securities having a value at least equal to its obligation or continue to own or have the right to sell or acquire, respectively, the currency subject to the forward contract.

Each Fund may also invest in instruments offered by brokers that combine forward contracts, options and securities in order to reduce foreign currency exposure.

A Fund's dealings in forward currency exchange may be used for hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions denominated or quoted in that currency or in another currency in which portfolio securities are denominated, the movements of which tend to correlate to the movement in the currency sold forward (hedged currency). A Fund may not position a hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currently convertible into that particular currency or the hedged currency. If a Fund enters into a position hedging transaction, cash or liquid securities will be earmarked or segregated in an amount equal to the value of that Fund's total assets committed to the consummation of the forward contract or the Fund will own the currency subject to the hedge, or the right to buy or sell it as the case may be. If the value of the securities earmarked or segregated declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of such Fund's commitment with respect to the contract. Hedging transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.

At or before the maturity of a forward contract, a Fund may either sell a portfolio security or take delivery of the currency. In addition, a Fund may retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which such Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, at the time of execution of the offsetting transaction, the Fund will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

If a devaluation is generally anticipated, a Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates. In light of the requirements that the Funds must meet to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code") for a given year, the Funds currently intend to limit their gross income from currency transactions to less than 10% of gross income for that taxable year.

CURRENCY HEDGING TRANSACTIONS. The value in U.S. dollars of the assets of the Funds that are invested in foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The Funds may incur costs in connection with conversions between various currencies. The Funds, therefore, may engage in currency hedging transactions to protect against uncertainty in the level of future exchange rates. Income received from such transactions could be used to pay a Fund's expenses and would increase an investor's total return. The Funds will conduct foreign currency transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency market or through forward foreign exchange contracts to purchase or sell currency. The Funds also are authorized to purchase and sell listed foreign currency options and options on foreign currency futures for hedging purposes.

HIGH-YIELD/HIGH-RISK BONDS

The Global High Yield Bond Fund may invest all of its assets, and the Global Equity Fund and the International Equity Fund may invest up to 10% of its total assets in high-yield/high-risk bonds. Lower rated bonds involve a higher degree of credit risk, the risk that the issuer will not make interest or principal
payments   when   due.   Such   bonds   may   have   predominantly   speculative
characteristics. In the event of an unanticipated default, the Fund would experience a reduction in its income and could expect a decline in the market value of the securities so affected. More careful analysis of the financial condition of each issuer of lower grade securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment
obligations,   to  meet  projected  business  goals  and  to  obtain  additional financing.

The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or, in the case of corporate issuers, individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Lower rated securities may also have less liquid markets than higher rated securities, and their liquidity as well as their value may be adversely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for high-yield/high-risk bonds.

INTERNATIONAL WARRANTS


The Global Equity Fund, the International Equity Fund and the Global High Yield Bond Fund may invest in warrants of international issuers. The Global Equity Fund and the International Equity Fund may invest up to 10% of its total assets in warrants of international issuers. The Funds' holdings of warrants will consist of equity warrants, index warrants, covered warrants, interest rate warrants and long term options of, or relating to, international issuers. Warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues (consisting of common and preferred stock, convertible preferred stock and warrants that themselves are only convertible into common, preferred or convertible preferred stock) of the issuing company or a related company at a fixed price either on a certain date or during a set period. The equity issue underlying an equity warrant is outstanding at the time the equity warrant is issued or is issued together with the warrant. At the time the Global Equity Fund and the International Equity Fund acquires an equity warrant convertible into a warrant, the terms and conditions under which the warrant received upon conversion can be exercised will have been determined; the warrant received upon conversion will only be convertible into a common, preferred or convertible preferred stock.

Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. The International Equity Fund will not buy bonds with warrants attached. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of European exchanges, principally in France, Germany, Japan, Netherlands, Switzerland and the United Kingdom, and in over-the-counter markets. Since there is a readily available market for these securities, the Adviser of the International Equity Fund believes that international warrants should be considered a liquid investment.


Index warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, an equity index at a certain level over a fixed period of time. Index warrant transactions settle in cash.

Covered warrants are rights created by an issuer, typically a financial institution, normally entitling the holder to purchase from the issuer of the covered warrant outstanding securities of another company (or in some cases a basket of securities), which issuance may or may not have been authorized by the issuer or issuers of the securities underlying the covered warrants. In most cases, the holder of the covered warrant is entitled on its exercise to delivery of the underlying security, but in some cases the entitlement of the holder is to be paid in cash the difference between the value of the underlying security on the date of exercise and the strike price. The securities in respect of which covered warrants are issued are usually common stock, although they may entitle the holder to acquire warrants to acquire common stock. Covered warrants may be fully covered or partially covered. In the case of a fully covered warrant, the issuer of the warrant will beneficially own all of the underlying securities or will itself own warrants (which are typically issued by the issuer of the underlying securities in a separate transaction) to acquire the securities. The underlying securities or warrants are, in some cases, held by another member of the issuer's group or by a custodian or other fiduciary for the holders of the covered warrants.

Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index (Bond Index) at a certain level over a fixed time period. Interest rate warrants can typically be exercised in the underlying instrument or settle in cash.


Long term options operate much like covered warrants. Like covered warrants, long term options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations. The Global Equity Fund, the International Equity Fund and the Global High Yield Bond Fund will acquire only covered warrants, index warrants, interest rate warrants and long term options issued by entities deemed to be creditworthy by the Adviser, who will monitor the creditworthiness of such issuers on an on-going basis. Investment in these instruments involves the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or warrants to acquire the underlying security (or cash in lieu thereof). To reduce this risk, a Fund will limit its holdings of covered warrants, index warrants, interest rate warrants and long term options to those issued by entities that either have a class of outstanding debt securities that is rated investment grade or higher by a recognized rating service or otherwise are considered by its Adviser to have the capacity to meet their obligations to the Fund.

LENDING PORTFOLIO SECURITIES

Each Fund is authorized to lend securities it holds to brokers, dealers and other financial organizations. Loans of a Fund's securities may not exceed 33 1/3% of the Fund's net assets. A Fund's loans of securities will be collateralized by cash, letters of credit or U.S. Government securities that will be maintained at all times in a segregated account with such Fund's custodian in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

By lending its portfolio securities, a Fund can increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when U.S. Government securities are used as collateral. A Fund will adhere to the following conditions whenever it lends its securities: (1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower, which securities will be maintained by daily marking-to-market; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund must terminate the loan and regain the right to vote the securities.

If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Fund is not able to recover the securities loaned, a Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by the Adviser to be in good standing and when, in the Adviser's judgment, the income earned would justify the risks. Cash received as collateral through loan transactions may be invested in other securities eligible for purchase by the Fund. The investment of cash collateral subjects that investment, as well as the securities loaned, to market appreciation or depreciation.


MONEY MARKET INVESTMENTS

Each Fund may invest up to 20% of its total assets in short-term investment grade money market obligations. In addition, on occasion, the Adviser may deem it advisable to adopt a temporary defensive posture by investing a larger percentage of its assets in short-term money market obligations. These short-term instruments, which may be denominated in various currencies, consist of obligations of U.S. and foreign governments, their agencies or instrumentalities; obligations of foreign and U.S. banks; and commercial paper of corporations that, at the time of purchase, have a class of debt securities outstanding that is rated A-2 or higher by S&P or Prime-2 or higher by Moody's or is determined by the Adviser to be of equivalent quality. Any short-term obligation rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's, the equivalent from another rating service or, if unrated, in the opinion of the Adviser determined to be an issue of comparable quality, will be a permitted investment. For temporary defensive purposes, including during times of international political or economic uncertainty, Funds could also invest without limit in securities denominated in U.S. dollars through investment in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (U.S. Government securities) (including repurchase agreements with respect to such securities).

MORTGAGE-RELATED SECURITIES


The Global High Yield Bond Fund and the Total Return Bond Fund may invest in mortgage-related securities. A mortgage-related security is an interest in a pool of mortgage loans. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by borrowers.

AGENCY-MORTGAGE-RELATED  SECURITIES:  The  dominant  issuers  or  guarantors  of mortgage-related securities today are the Government National Mortgage Association ("GNMA"), Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA creates pass-through securities from pools of U.S. government guaranteed or insured (such as by the Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings associations. Fannie Mae and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions and mortgage bankers.


FANNIE MAE SECURITIES: Fannie Mae is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. Fannie Mae uses its funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae pass-through security represents a proportionate interest in one or more pools of loans, including conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The pools consist of one or more of the following types of loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable rate mortgage loans;
(5) other adjustable rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

FEDERAL HOME LOAN MORTGAGE CORPORATION SECURITIES: The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between 10 to 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must be whole loans, participation interests in whole loans and undivided interests in whole loans or participation in another FHLMC security.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION SECURITIES: GNMA is a wholly-owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. Fannie Mae guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal, of its pass-through securities. Fannie Mae and FHLMC securities are not backed by the full faith and credit of the United States; however, they are generally considered to present minimal credit risks. The yields provided by these mortgage-related securities historically have exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the risks associated with prepayment.

Adjustable rate mortgage securities ("ARMs") are a form of pass-through security representing interests in pools of mortgage loans, the interest rates of which are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. The adjustment feature of ARMs tends to make their values less sensitive to interest rate changes. As the interest rates on the mortgages underlying ARMs are reset periodically, yields of such Global High Yield Bond Fund securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMs allow the Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Fund. Further, because of this feature, the values of ARMs are unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

Collateralized mortgage obligations ("CMOs") are mortgage-related securities that separate the cash flows of mortgage pools into different components called classes or "tranches." Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of, and interest on, the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.


The Global High Yield Bond Fund and the Total Return Bond Fund consider GNMA-, Fannie Mae-, and FHLMC-issued pass-through certificates, CMOs, and other mortgage-related securities to be U.S. Government securities for purposes of the Fund's investment policies.

PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES: Mortgage-related securities offered by private issuers include pass-through securities for pools of conventional residential mortgage loans; mortgage pay-through obligations and mortgage-backed bonds, which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs which are collateralized by mortgage-related securities issued by GNMA, Fannie Mae, FHLMC or by pools of conventional mortgages. The Fund limits its investments in privately issued mortgage-related securities to "mortgage related securities" within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended.

The Global High Yield Bond Fund and the Total Return Bond Fund may invest in, among other things, "parallel pay" CMOs, Planned Amortization Class CMOs ("PAC Bonds") and REMICs. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICS, which are known as "regular" interests, or "residual" interests. The Fund will not invest in residual REMICs. Guaranteed REMIC pass-through certificates (REMIC Certificates) issued by Fannie Mae, FHLMC or GNMA represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. GNMA REMIC certificates are supported by the full faith and credit of the U.S. Treasury.


Parallel pay CMOs, as well as REMICs, are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which like the other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Mortgage-related securities created by private issuers generally offer a higher rate of interest (and greater credit and interest rate risk) than U.S. Government and U.S. Government Mortgage-related securities because they offer no direct or indirect government guarantees of payments. However, many issuers or servicers of mortgage-related securities guarantee, or provide insurance for, timely payment of interest and principal on such securities.

Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life. Like fixed income securities in general, mortgage-related securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancing of home mortgages, with the result that the average life of mortgage-related securities held by the Global High Yield Bond Fund may be lengthened. As average life extends, price volatility generally increases. For that reason, extension of average life causes the market price of the mortgage-related securities to decrease further when interest rates rise than if the average lives were fixed. Conversely, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk. Prepayments in mortgages tend to increase, average life tends to decline and increases in value are correspondingly moderated.

REAL ESTATE INVESTMENT TRUSTS (REITS)


The Global Equity Fund and the Global High Yield Bond Fund may invest in shares of REITs. REITs are pooled investment vehicles, which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. Each Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from Investment Company Act of 1940, as amended (the "1940 Act"). REITs (especially mortgage REITs) are also subject to interest rate risks.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements on portfolio securities with member banks of the Federal Reserve System and certain non-bank dealers.
Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during such Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the retail price provided in the agreement, including interest.

In addition, although the Bankruptcy Code provides protection for most repurchase agreements, in the event that the other party to a repurchase agreement becomes bankrupt, the Fund may experience delay or be prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. To evaluate this risk, the Adviser has been delegated responsibility by the each Board for monitoring the creditworthiness of those bank and non-bank dealers with which the Funds enter into repurchase agreements. A repurchase agreement is considered to be a loan under the 1940 Act. Under normal market conditions, a Fund may invest up to 20% of its total assets in repurchase agreements, although, for temporary defensive purposes, a Fund may invest in these agreements without limit.

RULE 144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER

Each Fund may purchase securities that are not registered under the Securities Act of 1933, as amended ("1933 Act"), but that can be sold to "qualified institutional buyers" in accordance with the requirements stated in Rule 144A under the 1933 Act (Rule 144A Securities) or sold pursuant to Section 4(2) of the 1933 Act (4(2) Commercial Paper). A Rule 144A Security or 4(2) Commercial Paper may be considered illiquid and therefore subject to a Fund's 15% limitation on the purchase of illiquid securities, unless the each Board or its delegate determines on an ongoing basis that an adequate trading market exists for the security. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. Each Board has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring liquidity of Rule 144A Securities and 4(2) Commercial Paper, although each Board retains ultimate responsibility for any determination regarding liquidity. Each Board will consider all factors in determining the liquidity of Rule 144A Securities and 4(2) Commercial Paper. Each Board will carefully monitor any investments by the Funds in Rule 144A Securities and 4(2) Commercial Paper. In addition, the International Equity Fund and Global Equity Fund may invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter.

SECURITIES OF OTHER INVESTMENT COMPANIES

Each Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act. Presently, under the 1940 Act, a fund is permitted to hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of a fund's total assets and (c) when added to all other investment company securities held by such fund, do not exceed 10% of the value of the fund's total assets. Investors should note that investment by a Fund in the securities of other investment companies would involve the payment of duplicative fees (once with the Fund and again with the investment company in which the Fund invests).

SHORT SALES "AGAINST THE BOX"

In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. Each Fund may engage in short sales if at the time of the short sale such Fund owns or has the right to obtain an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by such Fund's custodian or qualified sub-custodian. While the short sale is open, a Fund will earmark or segregate an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute such Fund's long position. Not more than 10% of a Fund's net assets (taken at current value) may be held as collateral for such short sales at any one time.

The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when a Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in a Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Funds will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

SWAPS, CAPS, FLOORS AND COLLARS

Among the transactions into which the Funds may enter are interest rate, currency, index and total return swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. Interest rate swaps involve the exchange by the with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser believes such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. The Funds will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a nationally recognized securities rating organization (NRSRO) or is determined to be of equivalent credit quality by the Adviser. If there is a default by the counterparty, the Funds may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The Funds may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Funds would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Funds would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Funds would keep the stream of payments and would have no payment obligations. As the seller, the Funds would be subject to investment exposure on the notional amount of the swap.

The Funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held it its portfolio, in which case the Funds would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Funds in the event of a default.

STRUCTURED NOTES


Each Fund may invest in Structured Notes. Structured Notes are derivative securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR), stock and stock indices (such as the S&P 500). In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured Notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular Structured Notes to become illiquid. A Fund would use Structured Notes to tailor its investments to the specific risks and returns an Adviser wishes to accept while avoiding or reducing certain other risks.

U.S. GOVERNMENT SECURITIES

Each Fund may invest in debt obligations of varying maturities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (U.S. Government securities). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business
Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. The Funds also may invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. Government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if its Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

UNRATED DEBT SECURITIES

Each Fund may invest in unrated debt instruments of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, the Adviser may treat such securities as unrated debt. See the Appendix for a description of bond rating categories.

VARIABLE RATE INSTRUMENTS

Each Fund may invest in variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. The Adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Some of the demand instruments are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or a third party providing credit support. If a demand instrument is not traded in the secondary market, the Funds will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days, in which case the instrument will be characterized as "not readily marketable" and therefore illiquid. In the event that and issuer of such instruments were to default on its payment obligations, the Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS

Each Fund may utilize up to 20% of its total assets to purchase securities on a when-issued basis and purchase or sell securities on a delayed-delivery basis. In these transactions, payment for and delivery of the securities occurs beyond the regular settlement dates, normally within 30-45 days after the transaction. A Fund will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, although, to the extent the Fund is fully invested, these transactions will have the same effect on net asset value per share as leverage. A Fund may, however, sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction if its Adviser deems it advantageous to do so. The payment obligation and the interest rate that will be received in when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. A Fund will not accrue income with respect to a debt security it has purchased on a when-issued or delayed-delivery basis prior to its stated delivery date but will continue to accrue income on a delayed-delivery security it has sold. When-issued securities may include securities purchased on a "when, as and if issued" basis under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. A Fund will earmark or segregate cash or liquid securities in an amount equal to the amount of its when-issued and delayed-delivery purchase commitments, and will segregate the securities underlying commitments to sell securities for delayed delivery. Placing securities rather than cash in the segregated account may have a leveraging effect on a Fund's net assets.

TEMPORARY DEFENSIVE POSITION

From time to time, the Trust may take a temporary defensive position in reaction to or in anticipation of market, industry and economic changes. During such times, the Trust may invest a large portion of its assets in short-term money market obligations. In addition, the Trust may invest all or any portion of its assets in U.S. Government securities, including repurchase agreements with respect to such securities. Also, the Trust may invest all or any portion of its assets repurchase agreements. The Trust may not achieve its investment objective when its assets are invested in this manner.

From time to time, the Global Equity Fund may take a temporary defensive position in reaction to or in anticipation of market, industry and economic changes. During such times, the Global Equity Fund may invest all or any portion of its assets in short-term obligations. The Global Equity Fund may not achieve its investment objective when its assets are invested in this manner.


PORTFOLIO TURNOVER

The Funds do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Fund deems it desirable to sell or purchase securities. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.


High rates of portfolio turnover can lead to increased taxable gains and higher expenses. Certain practices and circumstances could result in high portfolio turnover. For example, the volume of shareholder purchase and redemption orders, market conditions, or the Adviser's investment outlook may change over time. In addition, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. For each of the two fiscal years ended October 31, 2003 and October 31, 2004, the Total Return Bond Fund's portfolio turnover rate was 155% and [ ] %, respectively. For each of the two fiscal years ended October 31, 2003 and October 31, 2004, the International Equity Fund's portfolio turnover rate was 114% and 100%, respectively. For the fiscal year ended October 31, 2003 and October 31, 2004, the Global High Yield Bond Fund's portfolio turnover rate was 83% and [ ]%, respectively. For the fiscal year ended March 31, 2003 the Global Equity Fund's portfolio turnover rate was 83%. Upon the Fund's conversion to an open-end fund, it changed its fiscal year end to October 31. For the fiscal year ended October 31, 2004, the Global Equity Fund's portfolio turnover rate was [ ]%.



                             INVESTMENT LIMITATIONS


FOR THE TOTAL RETURN BOND FUND AND THE INTERNATIONAL EQUITY FUND

The investment limitations numbered 1 through 11 have been adopted with respect to the Total Return Bond Fund and the International Equity Fund as fundamental policies and may not be changed with respect to a Fund without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares. Investment limitations 12 through 14 are non-fundamental policies may be changed by a vote of the Board of Trustees at any time without shareholder approval.


A Fund may not:

1. Borrow money or issue senior securities except that a Fund may borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 30% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. Whenever such borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments (including roll-overs). For purposes of this restriction, (a) the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to options, futures or forward currency contracts will not be deemed to be borrowings or pledges of the Fund's assets.

2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government securities.

3. Make loans, except that the Fund may purchase or hold publicly distributed fixed-income securities, lend portfolio securities in an amount not exceeding 33-1/3% of the Fund's net assets and enter into repurchase agreements.

4. Underwrite any issue of securities except to the extent that the investment in restricted securities and the purchase of fixed-income securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

5. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in real estate limited partnerships, oil, gas or mineral exploration or development programs or oil, gas and mineral leases, except that the Fund may invest in (a) fixed-income securities secured by real estate, mortgages or interests therein, (b)
securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs and (c) futures contracts and related options and options on currencies. The entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities.

6. Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in forward currency contracts, options and futures contracts and make short sales "against the box."

7. Purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may (a) purchase or write options on securities, indices and currencies and (b) purchase or write options on futures contracts.

8. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

9. Purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer; provided that this limitation shall not apply to investments in U.S. Government securities.

10. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the maintenance of margin in connection with options, forward contracts and futures contracts or related options will not be deemed to be a purchase of securities on margin.


11. Invest more than 15% of the value of the Fund's total assets in securities, which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid.


12. Purchase any security if as a result the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

13. Purchase or retain securities of any company if, to the knowledge of the Fund, any of the Fund's officers or Trustees or any officer or director of its Adviser individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of the securities.


14. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% in the case of the Total Return Bond Fund and 10% in the case of the International Equity Fund of the value of the Fund's net assets, of which not more than 5% of each Fund's net assets may be invested in warrants not listed on a recognized U.S. or foreign stock exchange.

FOR THE GLOBAL HIGH YIELD BOND FUND AND THE GLOBAL EQUITY FUND

The investment limitations below have been adopted with respect to the Global High Yield Bond Fund and the Global Equity Fund as fundamental policies and may not be changed with respect to each Fund without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

The Funds may not:


1. issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;

2. engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;


3. underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;


4. purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industries;

5. purchase or sell real estate except the Fund may (i) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate;

6. purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instrument; (ii) purchase or sell securities or other instruments backed by physical commodities; (iii) purchase or sell options, and
(iv) purchase or sell futures contracts; and

7. make loans to other persons except that the Fund may (i) engage in repurchase agreements; (ii) lend portfolio securities, (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.


In addition, the Global Equity Fund may not:

with respect to 75% of the Global Equity Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Global Equity Fund would hold more than 10% of the voting securities of that issuer;

    THE FOLLOWING INVESTMENT LIMITATIONS HAVE BEEN ADOPTED WITH RESPECT TO THE GLOBAL HIGH YIELD BOND FUND AS A NON-FUNDAMENTAL OPERATING POLICY. NON-FUNDAMENTAL INVESTMENT LIMITATIONS MAY BE CHANGED BY THE BOARD AT ANY TIME WITHOUT SHAREHOLDER APPROVAL.

(i) The Global High Yield Bond Fund intends to borrow money only as a temporary measure for extraordinary or emergency purposes. In addition, the Global High Yield Bond Fund may engage in reverse repurchase agreements, forward roll transactions involving mortgage-backed securities or other investment techniques into for the purpose of leverage.

(ii) The following activities will not be considered to be issuing senior securities with respect to the Global High Yield Bond Fund: (a) collateral arrangements in connection with any type of option, futures contract, forward contract or swap; (b) collateral arrangements in connection with initial and variation margin; (c) a pledge, mortgage or hypothecation of the Global High Yield Bond Fund's assets to secure its borrowings; or (d) a pledge of the Fund's assets to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.

    THE FOLLOWING INVESTMENT LIMITATIONS HAVE BEEN ADOPTED WITH RESPECT TO THE GLOBAL EQUITY FUND AS A NON-FUNDAMENTAL OPERATING POLICY. NON-FUNDAMENTAL INVESTMENT LIMITATIONS MAY BE CHANGED BY THE BOARD AT ANY TIME WITHOUT SHAREHOLDER APPROVAL.

(i) The Global Equity Fund intends to borrow money only as a temporary measure for extraordinary or emergency purposes. In addition, the Fund may engage in reverse repurchase agreements, forward roll transactions involving mortgage-backed securities or other investment techniques into for the purpose of leverage.

(ii) The following activities will not be considered to be issuing senior securities with respect to the Global Equity Fund: (a) collateral arrangements in connection with any type of option, futures contract, forward contract or swap; (b) collateral arrangements in connection with initial and variation margin; or (c) a pledge, mortgage or hypothecation of the Fund's assets to secure its borrowings.

FOR ALL FUNDS

    If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction. It is the intention of the Funds, unless otherwise indicated, that with respect to the Funds' policies that are the result of the application of law the Funds will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.


                   DISCLOSURE OF THE FUNDS' PORTFOLIO HOLDINGS

     Each Board has adopted policies with respect to the disclosure of Fund portfolio holdings. Such policies and procedures regarding disclosure of portfolio securities are designed to prevent the misuse of material, non-public information about the Funds. As a general rule, no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except as provided below.

     The Funds publicly disclose a Fund's top ten holdings as of month-end, no earlier than the first business day falling fifteen days after such month's end. For their second and fourth fiscal quarters, the Funds publicly disclose a comprehensive schedule of a Fund's portfolio holdings as of quarter-end, no earlier than the first business day falling thirty days, and no later than sixty days, after such quarter's end in their annual and semiannual reports. The Funds' annual and semi-annual reports, including their complete portfolio holdings, are sent to shareholders no more than sixty days' after the relevant period end. The Funds' annual and semiannual reports are also filed with the SEC within ten days of being sent to shareholders. The Funds disclose complete portfolio holdings for their first and third fiscal quarters within sixty days of the relevant quarter end in their Form N-Q filings with the SEC. You may obtain a copy of a Fund's schedule of portfolio holdings or top ten holdings discussed above by accessing the information on the Fund's website at http://www.juliusbaer.com or by calling the Funds at 1-800-387-6977. The Funds' SEC filings are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC's public reference room (information on the operation and terms of usage of the SEC public reference room is available at http://www.sec.gov/info/edgar/prrrules.htm or by calling 1-800-SEC-0330).

     In addition to the disclosure of portfolio holdings, the Funds have adopted policies with respect to the disclosure of other information concerning the characteristics of a Fund's portfolio. Information as of month-end concerning industries, sectors, country weights, region weights, duration and other characteristics may be viewed on the Fund's website or made available upon request to existing and prospective shareholders no earlier than the first business day falling fifteen days after such month's end. Information as of month-end concerning performance attribution may be disclosed in narrative or quantitative form no earlier than the first business day falling thirty days after such month's end. The total assets in a Fund as of quarter-end may be disclosed at quarter end no earlier than the first business day falling thirty days after such quarter's end. For some styles, the portfolio of a Fund may be utilized as a "representative account" ("Fund Representative Account") so that the Fund's portfolio holdings may be disclosed to existing and prospective separate account clients, consultants and others. This disclosure of a Fund Representative Account's holdings is permitted provided that (a) the applicable Fund is not identified as being the Fund Representative Account in compliance with applicable laws and regulations and interpretive positions relating to mutual fund advertising and (b) such portfolio holdings were previously publicly disclosed in accordance with these policies. In addition, the Funds may distribute analytical information concerning a Fund Representative Account's month-end portfolio as mentioned above with respect to information concerning characteristics of a Fund's portfolio, provided the applicable Fund is not identified in any manner as being the Fund Representative Account.

     The portfolio holdings of the Funds and other information concerning Fund portfolio characteristics may be considered material, non-public information. In an effort to prevent the misuse of such information, the Funds have adopted a general policy not to selectively disclose to any person the portfolio holdings and related information of the Funds. The Funds' policy of preventing selective disclosure of portfolio holdings does not apply to: (1) persons who owe a fiduciary or other duty of trust to the Funds; (2) person to whom disclosure is made in advancement of a legitimate business purpose of the Funds and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement; or 3) entities whose primary business is the issuance of credit ratings, provided that the portfolio holding information is disclosed solely for the purpose of developing a credit rating and the rating so issued is publicly available. The Funds' policies provide specific requirements for disclosures to such parties. Any confidentiality agreement must be in form and substance acceptable to the Funds' Chief Compliance Officer.

     Pursuant to this policy, for the legitimate business purposes stated below and in each case subject to a non-disclosure agreement, the Funds have entered into arrangements (and may enter into similar arrangements in the future) providing for more frequent than standard disclosure of portfolio holdings with the following: (1) vendors contracted by the Adviser to provide services relating to the Funds (such as translators, securities lending agents, statistical rating agencies, analytics firms engaged by the Adviser's investment teams, proxy evaluation vendors and pricing services); (2) market data vendors (such as mutual fund ranking and rating organizations) for the purpose of facilitating such organizations' evaluations of the Funds and the public dissemination of rankings, ratings and other evaluations of the Funds by these organizations; (3) large investment management industry consultants for the purpose of facilitating their evaluation of the Funds and the public dissemination of their views concerning the Funds in a manner similar to market data vendors; (4) consultants to: (a) separate account clients and prospects,
(b) institutional fund shareholders and prospective shareholders and (c) retirement plans for the purpose of evaluating the capabilities of the Adviser in managing particular types of investment mandates; (5) industry trade groups such as the Investment Company Institute for the purpose of compiling and studying industry-wide data concerning mutual funds; and (6) analytical groups within brokerage firms or other intermediaries involved in the distribution of mutual fund shares for the purpose of performing initial and ongoing due diligence concerning the sale of the Funds through an intermediary's system. Additional categories involving legitimate business purpose may be added upon approval of each Board.

     Separate accounts and unregistered co-mingled investment vehicles that are managed or sub-advised by the Adviser in a similar manner to the Funds are subject to different portfolio holdings disclosure standards. Each client account is included within a composite of client accounts that are managed in a specific style and constructed in accordance with performance guidelines. For some styles, the portfolio of a client separate account may be utilized as a "representative account" ("Non-Fund Representative Account") so that its portfolio holdings may be disclosed in sales materials to existing and prospective separate account clients, consultants and others. This disclosure of a Non-Fund Representative Account's holdings is permitted provided that (a) the applicable client is NOT identified as being the Non-Fund Representative Account and (2) the portfolio holdings are as of a month-end date and at least 30 calendar days have passed since such month-end date. The Adviser may distribute certain analytical information concerning a Non-Fund Representative Account's month-end portfolio prior to such 30-day delay period provided that (a) at least 15 calendar days have elapsed since the month-end to which the information relates and (b) the identity of the Non-Fund Representative Account is not disclosed. Existing private account clients and their consultants may receive complete holdings information on a daily basis subject to non-disclosure agreements. Certain institutional funds and private accounts managed by the Adviser have substantially similar investment objectives and policies to certain Funds that are generally available to the public and may therefore have substantially similar portfolio holdings.

     Each Board may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Funds' disclosure policies. These policies may not be waived, or exceptions made, without the consent of the Funds' Chief Compliance Officer. All waivers and exceptions will be disclosed to each Board no later than its next regularly scheduled quarterly meeting.

     The foregoing portfolio holdings disclosure policies are designed to provide useful information concerning the Funds to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading in shares of the Funds and/or in portfolio securities held by the Funds. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of "market timing" models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Funds.

     Each Fund will provide material non-public holdings information to third-parties that, i) calculate information derived from holdings either for use by JBIM or by firms that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants), and ii) enter into agreements that specify that (a) holdings information will be kept confidential, (b) that no employee shall use the information for their personal benefit, (c) in which the firms certify their information security policies and procedures, and (d) which limit the nature and type of information that may be disclosed to third-parties. The entities that may receive the information described above are: Factset (full holdings daily); Vestek ([ ]); Lipper ([ ]); and Bloomberg (full holdings of Global High Yield Bond Fund, [ ]). A Fund may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the Fund. Except as discussed above, each Fund may provide to ratings and rankings organizations the same information at the same time that it is made publicly available under the Funds' policies.

     In addition, material non-public holdings information may be provided as part of the normal investment activities of each Fund to: auditors; the custodian; the securities lending agent; the pricing vendor(s); the proxy voting agent; broker-dealers in connection requests for price quotations or bids on one or more securities; counsel to the Funds or the non-interested trustees or non-interested directors; regulatory authorities; and parties to litigation. The entities to whom each Fund voluntarily provides holdings information, either by explicit agreement or by virtue of their respective duties to each Fund, are required to maintain the confidentiality of the information disclosed.

                             MANAGEMENT OF THE FUNDS

BOARDS OF TRUSTEES AND DIRECTORS

Overall responsibility for management and supervision of the Funds rests with the Trustees, Directors and officers of the Funds. The Boards are composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds. The Trustees or Directors approve all significant agreements between the Funds and the persons and companies that furnish services to the Funds, including agreements with its distributor, custodian, transfer agent, investment adviser, and administrator. The day-to-day operations of the Funds are delegated to the Adviser.

TRUSTEES, DIRECTORS AND OFFICERS

The names of the Trustees, Directors and officers of the Funds, their addresses, ages, principal occupations during the past five years and other affiliations are set forth below. The Fund Complex, referred to in the charts below, is comprised of the three current series of the Trust and the Global Equity Fund ("GEF").

INDEPENDENT TRUSTEES AND DIRECTORS:

------------------------------------------------------------------------------------------------------------------------------------
    NAME, AGE AND ADDRESS        POSITIONS AND TERM      PRINCIPAL OCCUPATION(S)     NUMBER OF PORTFOLIOS IN           OTHER
                                 OF OFFICE(1) WITH       DURING PAST FIVE YEARS      FUND FAMILY OVERSEEN BY   DIRECTORSHIPS(2) HELD
                                    THE FUNDS                                          TRUSTEE OR DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Harvey B. Kaplan (67)           Trustee of the Trust   Controller (Chief Financial              4              None
330 Madison Avenue              since December 1995;   Officer), Easter Unlimited,
New York, New York 10017        Director of GEF        Inc. (toy company)
                                (Class III) since
                                July 1990
------------------------------------------------------------------------------------------------------------------------------------
Robert S. Matthews (61)         Trustee of the Trust   Partner, Matthews & Co.                  4              None
330 Madison Avenue              since June 1992;       (certified public
New York, New York 10017        Director of GEF        accountants)
                                (Class II) since
                                June 2002
------------------------------------------------------------------------------------------------------------------------------------
Gerard J.M. Vlak (71)           Trustee of the Trust   Retired                                  4              The Rouse Company
330 Madison Avenue              since June 1992;                                                               (1996 - present)
New York, New York 10017        Director of GEF
                                (Class III) since
                                November 2004
------------------------------------------------------------------------------------------------------------------------------------
Peter Wolfram (51)              Trustee of the Trust   Partner, Kelley Drye &                   4              None
330 Madison Avenue              since June 1992;       Warren (law firm)
New York, New York 10017        Director of GEF
                                (Class III) since
                                November 2004
------------------------------------------------------------------------------------------------------------------------------------
Antoine Bernheim (51)           Trustee of the Trust   President, Dome Capital                  4              None
330 Madison Avenue              since November 2004;   Management, Inc.; Chairman,
New York, New York 10017        Director of GEF        Dome Securities Corp.
                                (Class I) since July
                                1990
------------------------------------------------------------------------------------------------------------------------------------
Thomas Gibbons(3) (58)          Trustee of the Trust   President, Cornerstone                   4              None
330 Madison Avenue              since November 2004;   Associates Management
New York, New York 10017        Director of GEF        (Consulting Firm)
                                (Class II) since
                                December 1993
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES AND DIRECTORS:

------------------------------------------------------------------------------------------------------------------------------------
    NAME, AGE AND ADDRESS        POSITIONS AND TERM      PRINCIPAL OCCUPATION(S)     NUMBER OF PORTFOLIOS IN           OTHER
                                 OF OFFICE(1) WITH       DURING PAST FIVE YEARS      FUND FAMILY OVERSEEN BY   DIRECTORSHIPS(2) HELD
                                    THE FUNDS                                          TRUSTEE OR DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Michael K. Quain (47)           Trustee of the Trust   First Vice President of                  4              None
330 Madison Avenue              since November 2004    Julius Baer Investment
New York, NY 10017              and Director of GEF    Management LLC (since
                                (Class III) since      August 2002); First Vice
                                July 2004              President of Julius Baer
                                                       Securities Inc.; First Vice
                                                       President, Bank Julius Baer
                                                       & Co., Ltd. New York
                                                       Branch, (1998 -2002);
                                                       President and Chief
                                                       Executive Officer of The
                                                       European Warrant Fund, Inc.
                                                       (1997-2004); President and
                                                       Chief Executive Officer of
                                                       Julius Baer Investment
                                                       Funds LLC (1998-2004);
                                                       Chief Compliance Officer of
                                                       the Trust and GEF (since
                                                       2004).
------------------------------------------------------------------------------------------------------------------------------------

(1) Each Trustee serves during the lifetime of the Trust or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed or, if sooner, until the next annual meeting of the Trust's shareholders and until the election and qualification of his or her successor. Each Director serves for a period of three years, and until his successor is elected and qualified.

(2) Directorships include public companies and any company registered as an investment company.

(3) Mr. Gibbons served as a Class III Director from 1993 to 2001 and a Class II Director since 2001.

OFFICERS OF FUNDS:

The business address for each officer of the Funds, except Ms. McFarlane and Ms. Grossberg, is Bank Julius Baer & Co., Ltd., 330 Madison Avenue, New York, New
York 10017. The business address for Ms. McFarlane and Ms. Grossberg is Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts, 02116.


        NAME, AGE AND             LENGTH OF TIME SERVED                              PRINCIPAL OCCUPATION(S)
      POSITION(S) HELD(4)            AS FUND OFFICER(5)                              DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Tony Williams (40)                Officer for the Funds     o    Chief Executive Officer of Asset Management Americas
President                               since 2004               (since 2004)
                                                            o    Head of Asset Management Americas and Chief Operating
                                                                 Officer, Julius Baer Investment Management LLC (since 2003)
                                                            o    Director and Head of Cross Border Strategies, JP Morgan
                                                                 Fleming Asset Management (1989-2002)
                                                            o    Chief Operating Officer, JP Morgan Fleming Asset
                                                                 Management (1998-2001)
------------------------------------------------------------------------------------------------------------------------------------
Denise Downey (43)                Officer for the Funds     o    First Vice President, Director, Institutional Investments
Vice President                          since 2004               (since 2002)
                                                            o    First Vice President, Head of Product Development, Bank
                                                                 Julius Baer (2001-2002)
                                                            o    Vice President, Deputy Chief Investment Officer, Bank
                                                                 Julius Baer (1995-2001)
                                                            o    Vice President, Senior Portfolio Manager, Bankers Trust
                                                                 Company (1986-1995)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Greg Hopper (47)                  Officer for the Trust     o    First Vice President of Bank Julius Baer Investment
Vice President                          since 2002               Management LLC (2002-present)
                                                            o    Senior Vice President and High Yield Bond Portfolio
                                                                 Manager,  Zurich Scudder Investments (2000 -2002)
                                                            o    High Yield Bond Portfolio Manager, Harris Investment
                                                                 Management (1999-2000)
                                                            o    High Yield Bond Portfolio Manager, Bankers Trust (1993-1999)
------------------------------------------------------------------------------------------------------------------------------------
Brett Gallagher (43)              Officer for the Trust     o    First Vice President and Deputy Chief Investment Officer
Vice President                     since 1999; for GEF,          of Bank Julius Baer Investment Management, Inc. (1999-present)
                                        since 2004          o    Senior Investment Executive, The Chase Manhattan Bank and
                                                                 Morgan Guaranty Trust Company (1995- 1998)
                                                            o    Senior Portfolio Manager, Bankers Trust Company, New York
------------------------------------------------------------------------------------------------------------------------------------
Richard C. Pell (50)              Officer for the Trust     o    Senior Vice President and Chief Investment Officer of Bank
Vice President                     since 1995; for GEF,          Julius Baer & Co., Ltd., New York Branch (2000-present)
                                       since 2004.          o    Senior Vice President and Chief Investment Officer of Bank
                                                                 Julius Baer & Co., Ltd., New York Branch (1995 - 2000)
------------------------------------------------------------------------------------------------------------------------------------
Donald Quigley (40)               Officer for the Trust     o    Vice President and Head of Global Fixed-Income Management
Vice President                          since 2001               for Julius Baer Investment Management LLC (2001 - present)
                                                            o    Fixed Income Trader for Chase Asset Management (1993-2001)
------------------------------------------------------------------------------------------------------------------------------------
Rudolph-Riad Younes (43)          Officer for the Trust     o    Senior Vice President and Head of International Equity
Vice President                       since 1997; for GEF,        Management of Julius Baer Investment Management LLC
                                          since 2004             (2000-present)
                                                            o    Senior Vice President and Head of International Equity
                                                                 Management,  Bank Julius Baer & Co., Ltd.,  New York Branch
                                                                 (1993 - 2000)
------------------------------------------------------------------------------------------------------------------------------------
Craig M. Giunta (33)              Secretary and Treasurer   o    Vice President, Julius Baer Investment Management LLC
Secretary, Treasurer and        for the Funds since 2001;        (2002-present)
Chief Financial Officer          Chief Financial Officer    o    Vice President, Bank Julius Baer & Co., Ltd. New York
                                 for the Funds since 2003        Branch (2001 -2002)
                                                            o    Supervisor of Fund Accounting, Neuberger Berman LLC.
                                                                 (1994-2001)
------------------------------------------------------------------------------------------------------------------------------------
Jill Grossberg (58)               Officer for the Funds     o    Director, Mutual Fund Administration, Investors Bank &
Assistant Secretary                     since 2004               Trust Company (2000 - present)
                                                            o    Associate Counsel, Putnam Investments, Inc. from
                                                                 1995-2000.
------------------------------------------------------------------------------------------------------------------------------------
Victoria McFarlane (38)           Officer for the Funds     o    Director, Mutual Fund Administration, Investors Bank &
Assistant Treasurer                     since 2003               Trust Company (2001 - present)
                                                            o    Manager/Assistant Vice President of Fund Treasury for MFS
                                                                 Investment Services (1997 - 2002)
------------------------------------------------------------------------------------------------------------------------------------

(4) Each officer of the Global Equity Fund is elected for a term of 1 year and until his or her successor is duly elected and qualified.

(5) Pursuant to the Trust's By-laws, officers of the Trust are elected by the Board of Trustees to hold such office until his successor is chosen and qualified, or until they resign or are removed from office.

SHARE OWNERSHIP IN THE FUND COMPLEX AS OF DECEMBER 31, 2004

                                                                     DOLLAR RANGE OF EQUITY         AGGREGATE DOLLAR RANGE OF
                                     DOLLAR RANGE OF EQUITY         SECURITIES IN THE GLOBAL        EQUITY SECURITIES IN ALL
    NAME OF TRUSTEE/DIRECTOR         SECURITIES IN THE TRUST               EQUITY FUND               FUNDS OF THE FUND FAMILY
                                     -----------------------        ------------------------         ------------------------

DISINTERESTED TRUSTEES/DIRECTORS
Harvey B. Kaplan                    International Equity Fund               $1-$10,000                  $10,001 - $50,000
                                        $10,001 - $50,000
Robert S. Matthews                  International Equity Fund                  None                       Over $100,000
                                          Over $100,000
Gerard J.M. Vlak                               None                            None                            None
Peter                                          None                            None                            None
Wolfram
Antione Bernheim                               None                            None                            None
Thomas Gibbons                                 None                            None                            None


INTERESTED TRUSTEES/DIRECTORS
Michael Quain                       International Equity Fund              $1 - $10,000                 $10,001 - $50,000
                                         $10,001-$50,000
                                      Total Return Bond Fund
                                         $10,001-$50,000
                                   Global High Yield Bond Fund
                                            $1-$10,000

Each Fund has an Audit Committee consisting of Messrs. Matthews, Kaplan and Wolfram who are Directors and Trustees who are not "interested persons" of the Boards as defined by the 1940 Act ("Independent Board members"). As set forth in its charter, the primary duties of the Funds' Audit Committee are: 1) to recommend to the Board auditors to be retained for the next fiscal year, 2) to meet with the Funds' independent auditors as necessary, 3) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by the Adviser or the auditors, 4) to review the fees charged by the auditors for audit and non-audit services, 5) to investigate improprieties or suspected improprieties in each Fund's operations, 6) to review the findings of SEC examinations and consult with the Adviser on appropriate responses, and 7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committees may deem necessary or appropriate. Each Audit Committee met twice during the fiscal year ended October 31, 2004.

The Funds have Nominating Committees that are comprised of Messrs. Gibbons, Kaplan and Vlak, who are Independent Board members. As set forth in its charter, each Nominating Committee's primary responsibility is to nominate candidates when there is a vacancy on the Board. The Trust's Nominating Committee met once during the fiscal year ended October 31, 2004. The Global Equity Fund's Nominating Committee met twice during the fiscal year ended October 31, 2004.

The Funds' Nominating Committees receive, review and maintain files of individuals qualified to be recommended as nominees for election as Trustees, including any recommendations proposed by shareholders, and presents recommendations to the Board. The Nominating Committees evaluate the candidates' qualifications, including their character, judgment, business experience, diversity and acumen, and their independence from the Funds' Adviser and other principal service providers. The minimum qualifications and standards that the Funds seek for nominees are: reputation for integrity, good business sense, stature sufficient to instill confidence, a sense of materiality, ability to commit the necessary time, financial independence from board fees, and familiarity with financial statements and basic investment principles.

The Nominating Committees will consider nominees recommended by shareholders. Recommendations should be submitted in writing to the Secretary of the Funds. Any shareholder recommendation of candidates must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("1934 Act"), to be considered by the Nominating Committees. In evaluating a candidate recommended by a shareholder, the Nominating Committees, in addition to the factors discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. The Nominating Committees also review the compensation arrangements for the Independent Board members.

The Funds have standing Valuation Committees, which are comprised of Messrs. Matthews, Bernheim and Wolfram, who are all Independent Board members. As set forth in its charter, each Valuation Committee's primary responsibility is to make fair value determinations on behalf of the Board. The Trust's Valuation Committee met once during the fiscal year ended October 31, 2004. The Valuation Committees meet as necessary.

The Funds have Compensation Committees, which are comprised of Messrs. Vlak, Bernheim and Gibbons, who are all Independent Board members. The Compensation Committees meet as necessary.

No  director,  officer  or  employee  of  the  Adviser,  the  Distributor,   the
Administrator, or any parent or subsidiary thereof receives any compensation from the Funds for serving as an officer, Trustee or Director.

The following table shows the compensation paid to each Trustee or Director of the Funds who was not an affiliated person of the Funds for the fiscal year ended October 31, 2004.

Name of Trustee/Director                 Harvey B.       Robert S.      Gerald J.M.       Peter          Antoine          Thomas
                                          Kaplan         Matthews          Vlak          Wolfram         Bernheim         Gibbons
Compensation from the Global               $9,250          $9,250           $0*             $0*           $9,000          $9,250
Equity Fund

Compensation from the Trust               $25,750         $25,750         $25,750         $25,750          $0**            $0**
(three Funds)

Pension or Retirement Benefits              None            None            None            None           None            None
Accrued as Part of the Trust's
Expenses

Estimated Annual Benefit Upon               None            None            None            None           None            None
Retirement

Total Compensation from the Trust and     $35,000         $35,000         $25,750         $25,750         $9,000          $9,250
the Global Equity Fund

* Mssrs. Vlak and Wolfram did not serve as Directors of the Global Equity Fund during the fiscal year ending October 31, 2004.
** Mssrs. Bernheim and Gibbons did not serve as Trustees of the Trust during the fiscal year ending October 31, 2004.


The Trust pays each Trustee of the Trust who is not an affiliated person of the Trust an annual retainer of $14,500 plus a payment of $1,750 per board meeting attended and $1,250 per audit committee meeting attended. The Trust also reimburses such Trustees for travel and out-of-pocket expenses related to such meetings.


The Global Equity Fund pays each of its Directors who is not an affiliated person an annual retainer of $7,500 plus a payment of $250 per board and committee meeting attended. The Global Equity Fund also reimburses such Directors for travel and out-of-pocket expenses related to such meetings.


INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER


Julius Baer Investment Management LLC (formerly, Julius Baer Investment Management, Inc.) (the "Adviser" or "JBIM"), 330 Madison Avenue, New York, NY 10017. The Adviser is a registered investment adviser and a majority owned subsidiary of Julius Baer Securities Inc. ("JBS"). JBS, located at 330 Madison Avenue, New York, NY 10017, is a wholly owned subsidiary of Julius Baer Holding Ltd. of Zurich, Switzerland.

JBIM has entered into investment advisory agreements (the "Advisory Agreements") with the Trust and the Global Equity Fund, respectively.

The Advisory Agreements provide that JBIM, as Adviser, in return for its fee, and subject to the control and supervision of each Board and in conformity with the investment objectives and policies of the Funds set forth in the Funds' current registration statement and any other policies established by each Board, will manage the investment and reinvestment of assets of the Funds. In this regard, it is the responsibility of the Adviser to make investment decisions for the Funds and to place the Funds' purchase and sale orders for investment securities. In addition to making investment decisions, the Adviser exercises voting rights in respect of portfolio securities for the Funds. Under the Advisory Agreements, the Adviser provides at its expense all necessary investment, management and administrative facilities, including salaries of personnel and equipment needed to carry out its duties under the Advisory Agreements, but excluding pricing and bookkeeping services. The Adviser also provides the Funds with investment research and whatever statistical information the Funds may reasonably request with respect to securities each Fund holds or contemplates purchasing.

The Advisory Agreements provide that, in the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser, or (ii) reckless disregard by the Adviser of its obligations and duties under the Advisory Agreements, the Adviser shall not be liable to the Trust the Global Equity Fund, any of the Funds, or to any Shareholder, for any act or omission in the course of, or connected with, rendering services under the Advisory Agreements. The Adviser is indemnified by the Funds under the Advisory Agreements.

The Advisory Agreements provide that the Adviser will use its best efforts to seek the best overall terms available when executing transactions for the Funds and selecting brokers or dealers. In assessing the best overall terms available for any Fund transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction on a continuing basis. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in the 1934 Act, Section 28(e)) provided to the Funds and also to other accounts over which the Adviser or an affiliate exercises investment discretion.

The Advisory Agreements remain in effect for an initial period of one year from the date of effectiveness with respect to each Fund, and, unless earlier terminated, continues in effect from year to year thereafter, but only so long as each such continuance is specifically approved annually by each Board or by vote of the holders of a majority of the relevant each Fund's outstanding voting securities, and by the vote of a majority of the Trustees or Directors who are not "interested persons" as defined in the 1940 Act. The Advisory Agreements may be terminated at any time, without payment of any penalty, by vote of the relevant Board, by vote of a majority of the outstanding voting securities of the relevant Fund, or by the Adviser, in each case on 60 days' written notice. As required by the 1940 Act, the Advisory Agreements will automatically terminate in the event of its assignment.

In connection with their meetings to consider Advisory Agreements, the Boards, including the Independent Board members, received materials specifically relating to the existing Advisory Agreements. These materials included (i) information on the investment performance of each Fund, a peer group of Funds and an appropriate indices and (ii) fee, expense and performance analytics of each Fund. The Board, including the Independent Board members, also considers other material facts such as (1) the Adviser's financial condition, (2) the Adviser's profitability, (3) the procedures employed to determine the value of each Fund's assets and practices regarding best execution, (4) the policies of the Adviser with respect to selection of broker-dealers for portfolio transactions, (5) the allocation of each Fund's brokerage, if any, including allocations to brokers affiliated with the Adviser, the use of "soft" commission dollars to pay for research and brokerage services, (6) the record of compliance with each Fund's investment policies and restrictions, policies on personal securities transactions and with applicable federal securities laws, the Internal Revenue Code and other applicable laws, (7) the Adviser's method of allocating acquisitions and sales of portfolio securities between a Fund and other funds and accounts for which the Adviser serves as investment adviser and makes similar investments, (8) possible economy of scales, (9) the need for breakpoints and (10) fees charged to other clients of the Adviser.

Additional information was furnished by the Adviser including, among other items, information on and analysis of (a) the overall organization of the Adviser, (b) investment performance, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) the qualifications of investment management staffing, (f) the potential for achieving economies of scale as a Fund grows larger, (g) operating expenses paid to third parties, and
(h) the information furnished to investors, including each Fund's shareholders.

In considering the Advisory Agreements, the Boards, including the Independent Board members, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Boards, including the Independent Board members, in connection with its approval of the Advisory Agreements include the following:

BENEFITS TO SHAREHOLDERS. The Boards, including the Independent Board members, considered the benefit to shareholders of investing in a Fund that is part of a family of funds.

INVESTMENT COMPLIANCE AND PERFORMANCE. The Boards, including the Independent Board members, considered whether each Fund has operated within its investment objective and its record of compliance with its investment restrictions. It also reviewed each Fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

THE ADVISER'S PERSONNEL AND METHODS. The Boards, including the Independent Board members, review at least annually the background of each Fund's portfolio manager and each Fund's investment objective and discipline. The Independent Board members have also had discussions with senior management of the Adviser responsible for investment operations. Among other things they considered the size, education and experience of the Adviser's investment staff, its use of technology, and the Adviser's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Boards, including the Independent Board members, have also considered the nature and extent of the Adviser's supervision of third party service providers, principally custodians and administrators.

EXPENSES. The Boards, including the Independent Board members, considered each Fund's expense ratio, and expense ratios of a peer group of Funds. It also considered the amount and nature of fees paid by shareholders.

OTHER BENEFITS TO THE ADVISER. The Boards, including the Independent Board members, also considered the character and amount of fees paid by each Fund and each Fund's shareholders for services provided by the Adviser and its affiliates and other indirect benefits. It also considered the allocation of fund brokerage to brokers affiliated with the Adviser, the receipt of payments under Rule 12b-1 plans in respect of certain of the Funds, and benefits to the Adviser from the use of "soft" commission dollars to pay for research and brokerage services.

Based on these considerations, each Board concluded that the terms of the Advisory Agreements are fair and reasonable with respect to each Fund, are in the best interests of the Fund's shareholders and are similar to those which could have been obtained through arm's length negotiations.

Under the terms of the Advisory Agreements, JBIM is entitled to annual fees equal based on the average daily net assets:

Total Return Bond Fund              0.65%
     Prior to 3/1/03                0.50%

International Equity Fund           0.90%
     Prior to 3/1/03                0.75%

Global High Yield Bond Fund         0.75%

Global Equity Fund                  0.90%

Pursuant to Expense Limitation Agreements, JBIM has agreed to reimburse certain expenses of the Global High Yield Bond Fund, Total Return Bond Fund and Global Equity Fund through February 28, 2006, so that the total annual operating expenses of the Funds are limited to certain basis points of the average daily net assets of each Fund, as specified in the table below. These Funds have agreed to repay JBIM for expenses reimbursed to the Funds provided that repayment does not cause these Funds' annual operating expenses to exceed the expense limitation. Any such repayment must be made within three years after the year in which JBIM incurred the expense.

                                            CLASS A          CLASS I
Global High Yield Bond Fund                  1.25%            1.00%
Total Return Bond Fund                       0.69%            0.44%
Global Equity Fund                           1.40%            1.15%

For the last three fiscal years ended October 31, 2002, October 31, 2003 and October 31, 2004, the Total Return Bond Fund and the International Equity Fund, and for the period from commencement of operation through October 31, 2003 and the fiscal year ended October 31, 2004, the Global High Yield Bond Fund, and for the fiscal year ended October 31, 2004, the Global Equity Fund, paid the following fees pursuant to the Advisory Agreements:


Total Return Bond Fund
                                                 Gross                     Waiver/Reimbursement                      Net
Year Ended 10/31/02                               $[ ]                             $[ ]                             $[ ]
Year Ended 10/31/03                                [ ]                              [ ]                              [ ]
Year Ended 10/31/04                                [ ]                              [ ]                              [ ]

International Equity Fund

Year Ended 10/31/02                              $[ ]                              $[ ]                             $[ ]
Year Ended 10/31/03                               [ ]                               [ ]                              [ ]
Year Ended 10/31/04                               [ ]                               [ ]                              [ ]

Global High Yield Bond Fund

Period Ended 10/31/03                            $[ ]                              $[ ]                             $[ ]
Period Ended 10/31/04                             [ ]                               [ ]                              [ ]

Global High Yield Bond Fund

Period Ended 10/31/03                            $[ ]                              $[ ]                             $[ ]
Period Ended 10/31/04                             [ ]                               [ ]                              [ ]

Global Equity Fund

For the fiscal year ended March 31, 2003 and March 31, 2002, the Global Equity Fund paid advisory fees to Julius Baer Securities, Inc. (the Global Equity Fund's investment adviser during those time periods) of $513,754 and $1,068,984, respectively. After the Fund's conversion to an open-end fund, it changed fiscal year ends to October 31.

                          Gross      Waiver/Reimbursement     Net
Period Ended 10/31/04      [ ]                [ ]             [ ]

In addition to the Adviser's waivers and reimbursements, the Adviser and its affiliates may pay from their own resources compensation for investor servicing including handling potential investor questions concerning the Funds, assistance in the enhancement of relations and communications between the Funds and investors, assisting in the establishment and maintenance of investor accounts with the Funds and providing such other services that in the Adviser's view will assist a Fund's investors in establishing and maintaining a relationship with the Fund. See "Processing Organization Support Payments."


CO-ADMINISTRATOR


From November 15, 1999 through December 31, 2002, Bank Julius Baer & Co., Ltd., New York Branch ("BJB-NY") served as Co-Administrator for the Class A shares of both the Total Return Bond Fund and the International Equity Fund pursuant to separate Co-Administration Agreements. Under the Co-Administration Agreements, BJB-NY provided certain administrative and shareholder services for the Class A shares of those Funds. As Co-Administrator, BJB-NY received a fee calculated at an annual rate of 0.15% and 0.25%, respectively, of the average daily net assets of Class A shares of the Total Return Bond Fund and the International Equity Fund. The Co-Administration Agreements terminated on December 31, 2002.

For the last year ended October 31, 2003 the Total Return Bond Fund paid $10,298
and   the   International   Equity   Fund   paid   $283,219   pursuant   to  the
Co-Administration Agreements.

PORTFOLIO MANAGERS

The persons listed below are the Adviser's portfolio managers who provide services to the respective Fund. The information provided below as of October 31, 2004.

INTERNATIONAL EQUITY FUND

In addition to the International Equity Fund, Messrs. Younes and Pell were primarily responsible for the day-to-day management of certain other accounts as of October 31, 2004. Information relating to these other accounts is provided below.

TOTAL RETURN BOND FUND

In addition to the Total Return Bond Fund, Messrs. Pell and Quigley were primarily responsible for the day-to-day management of certain other accounts as of October 31, 2004. Information relating to these other accounts is provided below.

GLOBAL HIGH YIELD BOND FUND

In addition to the Global High Yield Bond Fund, Mr. Hopper was primarily responsible for the day-to-day management of certain other accounts as of October 31, 2004. Information relating to these other accounts is provided below.

GLOBAL EQUITY FUND

In addition to the Global Equity Fund, Messrs. Gallagher and Younes were primarily responsible for the day-to-day management of certain other accounts as of October 31, 2004. Information relating to these other accounts is provided below.


ADMINISTRATOR AND CUSTODIAN


Pursuant to Administration Agreements and Custodian Agreements, Investors Bank & Trust Company ("IBT"), located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as Administrator and Custodian to the Funds.

For its services as custodian and for administrative, fund accounting and other services, each Fund pays IBT an annual fee based on the Funds' average daily net assets equal to 0.05% on the first $2 billion in assets, 0.04%on the next $1 billion in assets, 0.035% on the next $2 billion in net assets and 0.03% on assets over $5 billion. In addition, each Fund of the Trust pays an annual fee of $7,500 for each share class in excess of one. The Global Equity Fund is subject to an annual minimum fee of $80,000. Under each Custodian

Agreement, IBT (a) maintains a separate account or accounts in the name of a Fund, (b) holds and transfers portfolio securities on account of a Fund, (c) makes receipts and disbursements of money on behalf of a Fund, (d) collects and receives all income and other payments and distributions on account of a Fund's portfolio securities and (e) makes periodic reports to each Board concerning the Funds' operations.

IBT is authorized to select one or more foreign or domestic banks or trust companies to serve as sub-custodian on behalf of a Fund, subject to the oversight of the each Board. The assets of the Funds are held under bank custodianship in accordance with the 1940 Act.

Rules adopted under the 1940 Act permit a Fund to maintain its securities and cash in the custody of certain eligible foreign banks and depositories. The Funds' portfolios of non-U.S. securities are held by sub-custodians, which are approved by the Trustees or Directors or a foreign custody manager appointed by the Trustees or Directors in accordance with these rules. Each Board has appointed IBT and the Adviser to be its foreign custody managers with respect to the placement and maintenance of assets in the custody of eligible foreign banks and foreign securities depositories, respectively. The determination to place assets with a particular foreign sub-custodian is made pursuant to these rules which require a consideration of a number of factors including, but not limited to, the reliability and financial stability of the sub-custodian; the sub-custodian's practices, procedures and internal controls; and the reputation and standing of the sub-custodian in its national market.

For the last three fiscal years ended October 31, 2002, October 31, 2003 and October 31, 2004, the Total Return Bond Fund and the International Equity Fund, and for the period from commencement of operation through October 31, 2003 and the fiscal year ended October 31, 2004, the Global High Yield Bond Fund, and for the fiscal year ended October 31, 2004, the Global Equity Fund paid the following fees pursuant to the Administration Agreements and Custodian
Agreements:

Total Return Bond Fund
                                                 Gross                     Waiver/Reimbursement                      Net
Year Ended 10/31/02                             $43,821                            $335                            $43,486
Year Ended 10/31/03                              90,111                             832                             89,279
Year Ended 10/31/04                               [ ]                               [ ]                              [ ]

International Equity Fund

Year Ended 10/31/02                            $1,225,601                        $618,594                          $607,007
Year Ended 10/31/03                            2,469,864                          970,573                         1,499,291
Year Ended 10/31/04                               [ ]                               [ ]                              [ ]

Global High Yield Bond Fund

Year Ended 10/31/03                             $78,952                           $2,337                           $76,615
Year Ended 10/31/04                               [ ]                               [ ]                              [ ]

Global Equity Fund

For the fiscal years ended March 31, 2004, March 31, 2003, and March 31, 2002, the Global Equity Fund (prior to its conversion to an open-end fund) paid aggregate fees to IBT under the then current Administration Agreements and Custodian Agreements of $189,707, $246,481 and $82,997, respectively.

Year Ended 10/31/04                               [ ]                               [ ]                              [ ]


DISTRIBUTOR


Quasar Distributors, LLC (the "Distributor") serves as the Funds' Distributor. The principal executive offices of the Distributor are located at 615 East Michigan Street, Milwaukee, WI 53202. The Distributor is registered with the SEC as a broker-dealer under the 1934 Act and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The  Trust  may  enter  into  distribution  agreements,   shareholder  servicing
agreements or administrative agreements ("Agreements") with certain financial institutions ("Processing Organizations") to perform certain distribution, shareholder servicing, administrative and accounting services for their customers ("Customers") who are beneficial owners of shares of the Funds.


A Processing Organization (for example, a mutual fund supermarket) includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with the Fund and JBIM. A Processing Organization may charge a Customer one or more of the following types of fees, as agreed upon by the Processing Organization and the Customer, with respect to the cash management or other services provided by the Processing
Organization: (1) account fees (a fixed amount per month or per year); (2) transaction fees (a fixed amount per transaction processed); (3) compensating balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (4) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). A Customer of a Processing Organization should read the Prospectus and SAI in conjunction with the service agreements and other literature describing the services and related fees that will be provided by the Processing Organization to its Customers prior to any purchase of shares. No preference will be shown in the selection of Fund portfolio investments for the instruments of Processing Organizations.


DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

Each Fund has adopted a Distribution Plan and a Shareholder Services Plan (collectively, the "Plans"), pursuant to Rule 12b-1 under the 1940 Act, with respect to the Class A shares of the Fund. Because of the Plans, long-term Class A shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the NASD.


Under the Distribution Plans, each Fund may pay an aggregate amount on an annual basis not to exceed 0.25% of the value of the Fund's average daily net assets attributable to the Class A shares for services provided under the Distribution Plan and under the Shareholder Services Plan. The fee may be paid to Processing Organizations and/or others for providing services primarily intended to result in the sale of Class A shares as well as certain shareholder servicing, administrative and accounting services to their customers or clients who beneficially own Class A shares.

Under the Shareholder Services Plans, each Fund may pay an aggregate amount on an annual basis not to exceed 0.25% of the value of the Fund's average daily net assets attributable to the Class A shares for services provided under the Shareholder Services Plan and under the Distribution Plan. The fee may be paid to Processing Organizations for providing certain shareholder servicing, administrative and accounting services to their customers or clients who beneficially own Class A shares.

Services under the Plan include the distribution of shares, the processing of shareholder transactions, other shareholder services not covered by the Funds' transfer agent, advertisement, printing costs and website costs.

The Plan is a compensation plan, which provides for the payment of a specified fee without regard to the actual expense incurred by the Distributor. If its fee exceeds its expense, the Distributor will realize a profit. If the Plan was terminated by the Board and a successor plan was adopted, that Fund would cease to make payments under the Plan and the Distributor would be unable to recover any unreimbursed expenses.

Each Plan will continue in effect for so long as its continuance is specifically approved at least annually by each Board, including a majority of the Independent Board members who have no direct or indirect financial interest in the operation of such Plan. Either Plan may be terminated at any time, without penalty, by vote of a majority of the Trustees or Directors or by a vote of a majority of the outstanding voting shares of the Trust or the Global Equity Fund that have invested pursuant to such Plan. No Plan may be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund affected thereby. Material amendments of a Plan must also be approved by the Trustees or Directors as provided in Rule 12b-1.

No interested person of the Trust or the Global Equity Fund, nor any Independent Board member has any direct or indirect financial interest in the operation of either Plan except to the extent that the Distributor and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under a Plan.

For the fiscal year ended October 31, 2004 the Funds paid the following amounts in distribution and shareholder servicing fees:

Total Return Bond Fund                           $[ ]
International Equity Fund                         [ ]
Global High Yield Bond Fund                       [ ]
Global Equity Fund                                [ ]



Processing Organization Support Payments

JBIM also may make additional payments to Processing Organizations out of its own assets under the categories described below. These categories are not mutually exclusive, and a single Processing Organization may receive payments under the categories below:

MARKETING SUPPORT PAYMENTS

JBIM may make payments to key Processing Organizations who are holders or dealers of record for accounts in one more of the Funds. A Processing Organization's marketing support services may include business planning assistance, educating Processing Organization personnel about the Funds and shareholder financial planning needs, placement on the Processing Organization's preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the Processing Organization. JBIM compensates Processing Organizations differently depending upon, among other factors, the level and/or type of marketing support provided by the Processing Organization. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisory programs. In the case of any one Processing Organization, marketing support payments, with certain limited exceptions, will not exceed 25 basis points.

PROGRAM SERVICING PAYMENTS

JBIM also may make payments to certain Processing Organizations who sell Funds through programs such as retirement plans or qualified tuition programs. A Processing Organization may perform program services itself or may arrange with a third party to perform program services. In addition to participant record keeping, reporting, or transaction processing, retirement program services may include services related to administration of the program (such as plan level compliance, audit, account reconciliation, etc.), or participant recordkeeping, reporting and processing. Payments of this type generally will not exceed 25 basis points of the total assets in the program, on an annual basis.

OTHER CASH PAYMENTS

From time-to-time, JBIM, at its own expense, may provide additional compensation to Processing Organizations, which sell or arrange for the sale of shares of the Funds. Such compensation provided by JBIM may include financial assistance to Processing Organizations that enable JBIM to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other Processing Organization-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. JBIM makes payments for events it deems appropriate, subject to JBIM guidelines and applicable law. These payments may vary depending on the nature of the event.

You can ask your Processing Organization for information about any payments received from JBIM and any services provided.


TRANSFER AGENT


U.S. Bancorp Fund Services, LLC (the "Transfer Agent") serves as the Funds' transfer and dividend disbursing agent. The Transfer Agent's principal executive offices are located at 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202. Pursuant to the Transfer Agency Agreements, the Transfer Agent (a) issues and redeems shares of the Funds, (b) addresses and mails all communications by the Funds to record owners of Funds' shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to each Board concerning the Funds' operations.


CODE OF ETHICS


The Funds and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act governing the personal investment activity by investment company personnel, including portfolio managers, and other persons affiliated with the Funds who may be in a position to obtain information regarding investment recommendations or purchases and sales of securities for a Fund. These Codes permit persons covered by the Codes to invest in securities for their own accounts, including securities that may be purchased or held by a Fund, subject to restrictions on investment practices that may conflict with the interests of the Funds.

PROXY VOTING PROCEDURES


The Funds have delegated proxy voting responsibilities to the Adviser subject to the Board's general oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Funds' and their shareholders' best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has retained Institutional Shareholders Services ("ISS") to serve as its proxy service provider and intends to vote in accordance with ISS's recommendations to address, among other things, any material conflict of interest that may arise between the interests of the Funds and the interests of the Adviser or its affiliates. The Adviser, however, has instructed ISS not to vote proxies when the liquidity of the Fund could be adversely affected. A summary of ISS's Proxy Voting Guidelines is provided in Appendix B of this SAI.


BROKERAGE ALLOCATION AND OTHER PRACTICES

The Funds' Adviser is responsible for establishing, reviewing and, where necessary, modifying a Fund's investment program to achieve its investment objective. Purchases and sales of newly-issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. Government securities may be purchased directly from the United States Treasury or from the issuing agency or instrumentality.


The Funds' Adviser will select specific portfolio investments and effect transactions for each Fund. The Adviser seeks to obtain the best net price and the most favorable execution of orders. In evaluating prices and executions, the Adviser will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, to the extent that the execution and price offered by more than one broker or dealer are comparable, the Adviser may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934
Act) to a Fund and/or other accounts over which the Adviser exercises investment discretion. Research and other services received may be useful to the Adviser in serving both the Fund and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to a Fund. The fee to the Adviser under its Advisory Agreements with the Funds is not reduced by reason of its receiving any brokerage and research services.


Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by its Adviser. Such other investment clients may invest in the same securities as a Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which a Fund's Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold for a Fund. To the extent permitted by law, the Funds' Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.


Any portfolio transaction for a Fund may be executed through the Distributor, or Julius Baer Securities Inc., or any of their affiliates if, in its Adviser's judgment, the use of such entity is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, such entity charges a Fund a commission rate consistent with those charged by such entity to comparable unaffiliated customers in similar transactions.

International Equity Fund
                                                                                      Total Amount of Transaction on which Brokerage
                                           Brokerage Commissions to Affiliates of          Commissions were Paid and Percentage
                        Total Brokerage       the Adviser and Percentage of the            Which Involved Payment of Commissions
  Fiscal Year End         Commissions           Total Broker Commissions Paid               Effected Through Affiliated Persons
  ---------------         -----------           -----------------------------               -----------------------------------
      10/31/02            $3,964,218               $203,228              8.78%              $1,550,574,424                12.69%
      10/31/03             9,964,808               854,799               8.58%               4,158,168,470                 8.22%
      10/31/04                [ ]                    [ ]                  [ ]%                    [ ]                       [ ]%

Global Equity Fund
                                                                                      Total Amount of Transaction on which Brokerage
                                           Brokerage Commissions to Affiliates of          Commissions were Paid and Percentage
                        Total Brokerage       the Adviser and Percentage of the            Which Involved Payment of Commissions
  Fiscal Year End         Commissions           Total Broker Commissions Paid               Effected Through Affiliated Persons
  ---------------         -----------           -----------------------------               -----------------------------------
      3/31/02*                N/A                    N/A                  N/A                     N/A                       N/A
      3/31/03*                N/A                    N/A                  N/A                     N/A                       N/A
      3/31/04*                N/A                    N/A                  N/A                     N/A                       N/A
      10/31/04                [ ]                    [ ]                 [ ]%                     [ ]                       [ ]%

*Upon the Global Equity Fund's conversion in July 2004, it changed its fiscal year end to October 31.

For each of the last three fiscal years ended October 31, 2002, October 31, 2003, and October 31, 2004, the Total Return Bond Fund and the Global High Yield Bond Fund paid $0 in brokerage commissions. Significant differences in the amounts of brokerage commissions paid by the International Equity Fund during the most recent fiscal year and the prior two fiscal years are attributable to the significant growth of assets. From year to year, changes in commissions may occur as a result of increases or decreases in asset levels. The Funds may pay both commissions and spreads when effecting portfolio transactions.

As of October 31, 2004, the Funds owned securities of their "regular brokers or dealers" or their parents, as defined in the 1940 Act, as follows:

            FUND                        NAME               AMOUNT
   Total Return Bond Fund               [ ]                 $[ ]
  International Equity Fund             [ ]                 $[ ]
                                        [ ]                 $[ ]
 Global High Yield Bond Fund            [ ]                 None
     Global Equity Fund                 [ ]                 None


In no instance will portfolio securities be purchased from or sold to the Adviser, the Distributor or any affiliated person of such companies as principal in the absence of an exemptive order from the SEC unless otherwise permitted by the SEC.


Each Board has adopted a policy allowing trades to be made between a Fund and a registered investment company or series thereof that is an affiliated person of the Fund (and certain non-investment company affiliated persons) provided the transactions meet the terms of Rule 17a-7 under the 1940 Act. Pursuant to this policy, a Fund may buy a security from or sell a security to another registered investment company or private advisor account advised by the Adviser.


A Fund may participate, if and when practicable, in bidding for the purchase of securities for its portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Fund will engage in this practice, however, only when its Adviser, in its sole discretion, believes such practice to be otherwise in such Fund's interest.

                                  CAPITAL STOCK


Under the Trust Agreement, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share. The authorized capital stock of the Global Equity Fund currently consists of 25,000,000,000 shares of Class A Common Stock and 25,000,000,000 shares of Class I Common Stock, each having a par value of $.001 per share. The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval.

When matters are submitted for shareholder vote, each shareholder will have one vote for each share owned and proportionate, fractional votes for fractional shares held. There will normally be no meeting of shareholders for the purpose of electing Trustees for the Total Return Bond Fund, the International Equity Fund or the Global High Yield Bond Fund, unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. Under the Global Equity Fund's Charter, the Global Equity Fund will hold annual meetings of shareholders for the purpose of electing Directors. The Trustees or Directors will call a meeting for any purpose upon the written request of shareholders holding at least 10% of the Trust's or the Global Equity Fund's outstanding shares. The 1940 Act requires a shareholder vote under certain circumstances, including changing any fundamental policy of a Fund. The Trustees or Directors shall cause each matter required or permitted to be voted upon at a meeting or by written consent of shareholders to be submitted to a vote of all classes of outstanding shares entitled to vote, irrespective of class, unless the 1940 Act or other applicable laws or regulations require that the actions of the shareholders be taken by a separate vote of one or more classes, or the Trustees or Directors determine that any matters to be submitted to a vote of shareholders affects only the rights or interests of one or more classes of outstanding shares. In that case, only the shareholders of the class or classes so affected shall be entitled to vote on the matter.

Each Fund share  representing  interests in a Fund,  when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable. Upon liquidation of a Fund, the shareholders of that Fund shall be entitled to share, pro rata, in any assets of the Fund after the discharge of all charges, taxes, expenses and liabilities.


Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees or Directors can elect all Trustees or Directors. In the case of the Trust, shareholders generally vote by Fund, except with respect to the election of Trustees and the selection of independent public accountants. Shares are redeemable and transferable but have no preemptive, conversion or subscription rights.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust, however, and requires that notice of the disclaimer be given in each Agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust's management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.


CONTROL PERSONS


CONTROL PERSONS OF THE TRUST

As of February 1, 2005, the entitles listed below owned more than 25% of the outstanding shares of the respective funds, and as such, could be deemed to control those Funds within the meaning of the 1940 Act. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of the company. Julius Baer Securities is a wholly-owned subsidiary of Julius Baer Holdings, Ltd. Shareholders owning more than 10% or more of the outstanding shares of a Fund may be able to call meetings without the approval of other investors in the Funds.

         NAME AND ADDRESS OF OWNER*                         NUMBER OF SHARES                             PERCENT OF CLASS
         --------------------------                         ----------------                             ----------------
TOTAL RETURN BOND FUND
Julius Baer Securities, Inc.                                   [ ] Class A                                      [ ]%
330 Madison Avenue
New York, NY 10017

Charles Schwab & Co, Inc.                                      [ ] Class I                                      [ ]%
101 Montgomery Street
San Francisco, CA 94104

Julius Baer Securities Inc.                                    [ ] Class I                                      [ ]%
330 Madison Avenue
New York, NY 10017

INTERNATIONAL EQUITY FUND
Charles Schwab & Co.                                           [ ] Class A                                      [ ]%
101 Montgomery Street
San Francisco, CA 94104

Charles Schwab & Co., Inc.                                     [ ] Class I                                      [ ]%
101 Montgomery Street
San Francisco, CA 94104

GLOBAL HIGH YIELD BOND FUND
Julius Baer Securities Inc.                                    [ ] Class A                                      [ ]%
330 Madison Avenue
New York, NY 10017

Julius Baer Securities Inc.                                    [ ] Class I                                      [ ]%
330 Madison Avenue
New York, NY 10017

* Each of these entities is the shareholder of record for its customers, and may disclaim any beneficial ownership therein.

"Principal Holder" is defined by the 1940 Act as a person who owns of record or beneficially 5% or more of any class of a Fund's outstanding securities. As of February 1, 2005, to the knowledge of the Trust, following persons or entities were Principal Holders of the outstanding shares of the respective Funds:

NAME AND ADDRESS OF OWNER*                                     NUMBER OF SHARES                          PERCENT OF CLASS
--------------------------                                     ----------------                          ----------------
TOTAL RETURN BOND FUND
Julius Baer Securities Inc.                                      [ ] Class A                                   [ ]%
330 Madison Avenue
New York, NY 10017

Charles Schwab & Co., Inc.                                       [ ] Class A                                   [ ]%
101 Montgomery Street
San Francisco, CA 94104

Charles Schwab & Co., Inc.                                       [ ] Class I                                   [ ]%
101 Montgomery Street
San Francisco, CA 94104

Julius Baer Securities Inc.                                      [ ] Class I                                   [ ]%
330 Madison Avenue
New York, NY 10017

National Financial Services Corp (NFSC)                          [ ] Class I                                   [ ]%
One World Financial Center
200 Liberty Street
New York, NY 10281

Investors Bank & Trust Co., fbo                                  [ ] Class I                                   [ ]%
Bank Julius Baer & Co., Ltd. Employee 401K
(beneficial owner)
P.O. Box 9130
Boston, MA 02117

NATC & Co.                                                       [ ] Class I                                   [ ]%
10881 Lowell Avenue, Ste 100
Overland Park, KS 66210

INTERNATIONAL EQUITY FUND
Charles Schwab & Co., Inc.                                       [ ] Class A                                   [ ]%
101 Montgomery Street
San Francisco, CA 94104

National Financial Services Corp (NFSC)                          [ ] Class A                                   [ ]%
One World Financial Center
200 Liberty Street
New York, NY 10281

Charles Schwab & Co., Inc.                                       [ ] Class I                                   [ ]%
101 Montgomery Street
San Francisco, CA 94104

Julius Baer Securities, Inc.                                     [ ] Class I                                   [ ]%
330 Madison Avenue
New York, NY 10017


GLOBAL HIGH YIELD BOND FUND
Julius Baer Securities Inc.                                      [ ] Class A                                   [ ]%
330 Madison Avenue
New York, NY 10017

Julius Baer Securities Inc.                                      [ ] Class I                                   [ ]%
330 Madison Avenue
New York, NY 10017

* Each of these entities is the shareholder of record for its customers, and may disclaim any beneficial ownership therein.

As of February 1, 2005, the Trustees and officers of the Trust as a group owned less than 1% of the Trust's total shares outstanding and as a group owned less than 1% of the Fund's total shares outstanding.

CONTROL PERSONS OF THE GLOBAL EQUITY FUND

A control person may be able to take action regarding the Fund without the consent or approval of other interest holders. As of February 1, 2005 there were no control persons of the Fund.

As of February 1, 2005, to the knowledge of the Fund the following persons were Principal Holders:

    NAME OF BENEFICIAL OWNER            NUMBER OF SHARES    PERCENTAGE OF SHARES

    Lazard Freres & Co. LLC             [  ]                [  ]%
    30 Rockefeller Plaza
    New York, NY 10020

    City of London Investment Group     [  ]                [  ]%
    PLC
    10 Eastcheap
    London EC3M 1lX
    England

As of February 1, 2005, the Directors and officers as a group owned less than 1% of the Fund's total shares outstanding.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Information on how to purchase and redeem shares and how such shares are priced is included in the Prospectus.

PORTFOLIO VALUATION

The Prospectus discusses the time at which the net asset value of the Funds is determined for purposes of sales and redemptions. The following is a description of the procedures used by the Funds in valuing their assets.


Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of a Fund's net asset value ("NAV") may not take place contemporaneously with the determination of the prices of certain of its portfolio securities used in such calculation. A security, which is listed or traded on more than one exchange, is valued at the quotation on the exchange determined to be the primary market for such security. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars (as quoted by WM/Reuters as of 11:00 a.m., EST). If such quotations are not available, the rate of exchange will be determined in good faith by the Board or the Valuation Committee appointed by the Board.

The Funds have engaged a record keeping or pricing agent (the "Pricing Agent") to determine each Fund's daily NAV. The Pricing Agent will obtain prices for portfolio securities and other investments and currency exchange rates from pricing or quotation services (collectively, an "Authorized Pricing Service") that have been approved by its Board or, if not yet approved by its Board, are approved by the president or chief financial officer of a Fund. If no quotation can be obtained from an Authorized Pricing Service, then the Adviser will attempt to obtain a quotation from an alternative source following procedures approved by the Board. If the Adviser is unable to obtain a quotation from such an alternative source, or if the Adviser doubts the accuracy of any quotation, the security will be valued by the Pricing Committee. The Pricing Committee shall meet to establish prices of portfolio securities on any day on which a Fund's NAV is determined and on which, as to any portfolio security, reliable market quotations may not be readily available or a significant event may have occurred. The procedures of the Authorized Pricing Service are reviewed periodically by each Fund's Pricing Committee under the general supervision and responsibility of the respective Board or Valuation Committee, which may replace any such Authorized Pricing Service at any time.

Domestic Securities. Securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day on the exchange on which such security is principally traded or in the over-the-counter market, as applicable. Securities reported by the NASDAQ Stock Market, Inc. ("NASDAQ") will be valued at the NASDAQ official closing price on the valuation day. In cases which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market.

Foreign Securities. The prices of foreign securities are determined using information derived from pricing services and other sources. The value of foreign securities are generally based on primary local market quotations, which, depending on local convention or regulations, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time as determined by he appropriate governing body. Foreign fixed income securities maybe valued based on matrix pricing when such prices are believed to reflect fair market value.

In cases where the market value of a portfolio security is not available from an
Authorized   Pricing  Service,   the  Funds'  procedures   provide  methods  for
determining the market value.

The closing prices of domestic or foreign securities may not reflect their market values at the time the Funds calculate their respective NAVs if an event that will materially affect the value of those securities (a "Significant Event") has occurred since the closing prices were established on the domestic or foreign exchange or market, but before the Fund's NAV calculation. The Adviser monitors developments in the marketplace for circumstances, which may present a Significant Event. If the Adviser determines that a Significant Event has occurred, then the Pricing Committee will determine the fair value of the security following procedures approved by the Boards. Similarly, if trading in a security is halted during the trading day, and does not resume prior to the closing of the exchange or other market, the fair value of the security must be determined. If the Pricing Committee determines that a significant event has occurred after a foreign market closes but before the time as of which the Fund determines its NAV, it shall fair value price the portfolio securities that are affected by such significant event. Examples of Significant Events include: events that relate to a single issuer or to an entire market sector; significant fluctuations in domestic or foreign markets or other financial indicators; and occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts, corporate actions or significant government actions.

Each Board has delegated to its respective Valuation Committee the authority and responsibility to make fair value determinations on behalf of the Board. The Valuation Committees shall review each action taken or approved by the Pricing Committees to determine whether such actions were taken in a manner consistent with the Funds' Valuation Procedures, and shall also review the appropriateness of the methodologies used to value portfolio securities in the Funds' portfolios and the quality of the prices obtained through those procedures and recommend adjustments to such methods when appropriate. The Adviser, through the Pricing Committees, shall be responsible for determinations under the Funds' Valuation Procedures where such determinations involve the use of non-objective valuation methods or criteria, including fair value pricing of portfolio securities for which reliable market quotations are not readily available. The Boards have adopted specific guidelines regarding the good faith valuation of securities and retains responsibility for the valuation methods adopted and applied. The Valuation Committees meet as necessary and is comprised of Independent Board members.

IN-KIND PURCHASES

Shares of the Funds are normally issued for cash only. The Adviser in its discretion may permit investors to purchase shares "in-kind" through a transfer of readily marketable securities to a Fund as payment for the shares. In-kind purchases are accepted only when the securities being acquired: are consistent with the investment objectives and policies of the acquiring Fund; are acquired for investment purposes and not for resale; are not restricted as to transfer either by law or market liquidity; and can be readily valued (e.g., are listed on a recognized exchange).


LIMITATIONS ON REDEMPTIONS

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (NYSE) is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.


During any 90-day period for any one shareholder, a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 10% of a Fund's net assets. Redemptions in excess of these limits may be paid wholly or partly by an in-kind distribution of securities. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.

A redemption fee of 2% will apply to shares of the Fund sold within 90 days of their date of purchase. This redemption fee may be waived for certain tax advantaged retirement plans, certain "black box programs" or disciplined asset allocation platforms and shares acquired by reinvestment of dividends or distributions of the Funds. The Fund may terminate or modify the terms of the redemption fee waiver at any time. Please consult your investment adviser concerning the availability of the redemption waiver before purchasing shares.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value; the proceeds are immediately invested, at the price as determined above, in shares of a Fund being acquired. A Fund reserves the right to reject any redemption request.

ADDITIONAL INFORMATION CONCERNING EXCHANGE PRIVILEGE

Shares of one Fund may be exchanged for the same class of shares of another Fund to the extent such shares are offered for sale in the shareholder's state of residence. Shareholders may exchange their shares on the basis of relative net asset value at the time of exchange. A $5 fee will be charged for every exchange made via telephone, provided that the registration remains identical. However, a redemption fee of 2% of the amount exchanged will apply to shares of a Fund exchanged within 90 days of their date of purchase. Due to certain economies involved, each Fund may waive the redemption fee for accounts opened pursuant to certain "black box programs" or disciplined asset allocation platforms that a financial institution has put in place where the investment decisions are made at the firm level. To qualify for the waiver, "black-box" and asset allocation accounts must be pre-approved by the Funds' Distributor and determined not to engage in market timing activities. Certain tax-advantaged retirement plans may also be subject to the waiver. Each Fund may terminate or modify the terms of the redemption fee waiver at any time. Please consult your investment adviser concerning the availability of the redemption waiver before purchasing shares.

The exchange privilege enables shareholders to acquire shares in a Fund with different investment objectives when they believe that a shift between Funds is an appropriate investment decision. Prior to any exchange, the shareholder should obtain and review a copy of the current Prospectus of the Fund.

EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES

The Funds' Boards have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds reserve the right to reject any purchase request (including the purchase portion of any exchange) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe the trading activity in the account(s) would be harmful or disruptive to a Fund. Although the Funds do not limit a shareholder to a certain number of purchases and sales of Fund shares within a specific time period, trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If a Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, a Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Funds and the Distributor also reserve the right to notify financial intermediaries of a shareholder's trading activity. The Funds may also permanently ban a shareholder from opening new accounts or adding to existing accounts in any Fund. The Funds impose a redemption fee on shares redeemed within ninety days. See "Redemption Fee."

Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Funds to prevent their excessive trading, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. Operational systems and technological limitations may limit the ability of the Funds and their agents to detect and curtail excessive trading practices. Because the Funds will not always be able to detect frequent trading activity, investors should not assume that the Funds will be able to detect or prevent all frequent trading or other practices that disadvantage the Funds. For example, the ability of the Funds to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker or retirement plan administrator, maintains the record of a Fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a Fund, particularly among certain financial intermediaries such as financial advisers, brokers or retirement plan administrators. These arrangements often permit the financial intermediary to aggregate their clients' transaction and ownership positions that does not identify the particular underlying shareholder(s) to a Fund. If excessive trading is detected in an omnibus account, the Funds may request that the financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in that trading. Rejection of future purchases by a retirement plan because of excessive trading activity by one or more plan participants is likely to impose adverse consequences on the plan and on other participants who did not engage in excessive trading. To avoid these consequences, for retirement plans, the Funds generally will communicate with the financial intermediary or plan sponsor and request that the financial intermediary or plan sponsor take action to cause the excessive trading activity by that participant or participants to cease. If excessive trading activity recurs, the Funds may refuse all future purchases from the plan, including those of plan participants not involved in the activity.

The identification of excessive trading activity involves judgments that are inherently subjective and the above actions alone or taken together with other means by which the Funds seek to discourage excessive trading (through the use of redemption fees, for example) cannot eliminate the possibility that such trading activity in the Funds will occur.


                     ADDITIONAL INFORMATION CONCERNING TAXES

Each Fund has qualified, and intends to qualify each year, as a "regulated investment company" under the Code. Provided that a Fund (a) is a regulated investment company and (b) distributes to its shareholders at least 90% of the sum of its investment company taxable income and net realized short-term capital gains, the Fund will not be subject to federal income tax to the extent its entire investment company taxable income and its entire net realized long-term and short-term capital gains are distributed to its shareholders.

Each Fund is subject to a 4% nondeductible excise tax to the extent that it fails to distribute to its shareholders during each calendar year an amount equal to at least the sum of (a) 98% of its taxable ordinary investment income (excluding long-term and short-term capital gain income) for the calendar year; plus (b) 98% of its capital gain net income for the one year period ending on October 31 of such calendar year; plus (c) 100% of its ordinary investment income or capital gain net income from the preceding calendar year which was neither distributed to shareholders nor taxed to a Fund during such year. Each Fund intends to distribute to shareholders each year an amount sufficient to avoid the imposition of such excise tax.

Any dividend declared by a Fund in October, November or December as of a record date in such a month and paid the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the year in which it is declared. A Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes, respectively. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

If a Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may ameliorate these adverse tax consequences, but any such election could require the applicable Fund to recognize taxable income or gain, subject to tax distribution requirements, without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. Each of the Funds may limit or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

A Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.


Investments in debt obligations that are at risk of default may present special tax issues. Tax rules may not be entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. In the event that a Fund invests in such securities, the Fund will address these and any other issues in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to federal income or excise tax.


Net realized long-term capital gains will be distributed as described in the Prospectus. Such distributions (capital gain dividends), if any, will be taxable to a shareholder as long-term capital gains, regardless of how long a shareholder has held shares. If, however, a shareholder receives a capital gain dividend with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or redemption of such share that is less than or equal to the amount of the capital gain dividend will be treated as a long-term capital loss.


If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to a 30% "backup withholding tax" with respect to (a) dividends and distributions and (b) the proceeds of any redemptions of Fund shares. An individual's taxpayer identification number is his or her social security number. The 30% "backup withholding tax" is not an additional tax and may be credited against a taxpayer's regular federal income tax liability. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 28% for amounts paid through 2010. This legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.


Any gain or loss realized by a shareholder upon the sale or other disposition of any class of shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.


Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers or to foreign shareholders. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Funds that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from income derived from interest on bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which the Funds invest do not pay significant dividends on their stock, the Funds may not derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.


The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.


The Global Equity Fund is organized as a Maryland Corporation and, under current law, the Fund is not liable for any income or franchise tax in the State of Maryland, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.


The foregoing is only a summary of certain tax considerations generally affecting the Funds and shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[ ], serves as the independent registered public accounting firm of the Trust and the Global Equity Fund and performs annual audits of the Funds' financial statements.


                                     COUNSEL


Paul, Weiss, Rifkind, Wharton & Garrison LLP serves as counsel for the Funds.



                              FINANCIAL STATEMENTS


The Financial Statements contained in the Funds' Annual Report to Shareholders for the year ended October 31, 2004, are incorporated by reference into this SAI. Copies of the Trust's 2004 Annual Report may be obtained by calling the Julius Baer at the telephone number on the first page of the SAI.

                      APPENDIX A -- DESCRIPTION OF RATINGS

COMMERCIAL PAPER RATINGS

Standard and Poor's Ratings Group Commercial Paper Ratings

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest.

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2  -  Capacity  for  timely  payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

Moody's Investors Service's Commercial Paper Ratings

Prime-1 - Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

CORPORATE BOND RATINGS

The following summarizes the ratings used by S&P for corporate bonds:

AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA -- Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong and differs from AAA issues only in small degree.

A -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC and C -- Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions

CI - Bonds rated "CI" are income bonds on which no interest is being paid.

To provide more detailed indications of credit quality, the ratings set forth above may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the ratings used by Moody's for corporate bonds:

Aaa -- Bonds that are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risks appear somewhat larger than in Aaa securities.


A -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds that are rated "Baa" are considered to be medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba -- Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated "Caa" are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca -- Bonds that are rated "Ca" represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

APPENDIX B
ISS PROXY VOTING
GUIDELINES
SUMMARY

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

     o An auditor has a financial interest in or association with the company, and is therefore not independent

     o    Fees for non-audit services are excessive, or

     o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

     o Attend less than 75 percent of the board and committee meetingswithout a valid excuse

     o    Implement or renew a dead-hand or modified dead-hand poison pill

     o Ignore a shareholder proposal that is approved by a majority of the shares outstanding

     o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     o Failed to act on takeover offers where the majority of the shareholders tendered their shares

     o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

     o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

     o Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

     o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

     o    Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

          o Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

          o    Majority of independent directors on board

          o    All-independent key committees

          o    Committee chairpersons nominated by the independent directors

          o CEO performance reviewed annually by a committee of outside directors

          o    Established governance guidelines

          o    Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

          o Long-term financial performance of the target company relative to its industry; management's track record

          o    Background to the proxy contest

          o    Qualifications of director nominees (both slates)

          o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES

AND VOTING RELATED ISSUES ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

     o    Purchase price

     o    Fairness opinion

     o    Financial and strategic benefits

     o    How the deal was negotiated

     o    Conflicts of interest

     o    Other alternatives for the business

     o    Noncompletion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Impact on the balance sheet/working capital

     o    Potential elimination of diseconomies

     o    Anticipated financial and operating benefits

     o    Anticipated use of funds

     o    Value received for the asset

     o    Fairness opinion

     o    How the deal was negotiated

     o    Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BYCASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

     o    Dilution to existing shareholders' position

     o    Terms of the offer

     o    Financial issues

     o    Management's efforts to pursue other alternatives

     o    Control issues

     o    Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

     o    The reasons for the change

     o    Any financial or tax benefits

     o    Regulatory benefits

     o    Increases in capital structure

     o    Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

     o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

     o    Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private
transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

     o Prospects of the combined company, anticipated financial and operating benefits

     o    Offer price

     o    Fairness opinion

     o    How the deal was negotiated

     o    Changes in corporate governance

     o    Change in the capital structure

     o    Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BYCASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

     o    Tax and regulatory advantages

     o    Planned use of the sale proceeds

     o    Valuation of spinoff

     o    Fairness opinion

     o    Benefits to the parent company

     o    Conflicts of interest

     o    Managerial incentives

     o    Corporate governance changes

     o    Canges in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     o It is intended for financing purposes with minimal or no dilution to current shareholders

     o It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder ealth that may be transferred from the company to executives, adjusted for:

     o Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

     o    Cash compensation, and

     o    Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     o    Historic trading patterns o Rationale for the repricing

     o    Value-for-value exchange

     o    Option vesting

     o    Term of the option

     o    Exercise price

     o    Participation.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

     o    Purchase price is at least 85 percent of fair market value

     o    Offering period is 27 months or less, and

     o    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the following apply:

     o    Purchase price is less than 85 percent of fair market value, or

     o    Offering period is greater than 27 months, or

     o    VPD is greater than ten percent

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).
Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of
Section 162(m) should be considered on a CASE-BYCASE basis using a proprietary, quantitative model developed by ISS.
Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
Vote AGAINST shareholder proposals requiring director fees be paid in stock only.
Vote FOR shareholder proposals to put option repricings to a shareholder vote. Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS

Vote CASE-BY-CASE on shareholder proposals advocating the use of performancebased stock options (indexed, premium-priced, and performance-vested options), taking into account:

o    Whether the proposal mandates that ALL awards be performance-based

o Whether the proposal extends beyond executive awards to those of lower-ranking employees

o Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines

GOLDEN AND TIN PARACHUTES

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

     o The parachute should be less attractive than an ongoing employment opportunity with the firm

     o    The triggering mechanism should be beyond the control of management

     o The amount should not exceed three times base salary plus guaranteed benefits

 9. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

o The availability and feasibility of alternatives to animal testing to ensure product safety, and

o    The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

o The company has already published a set of animal welfare standards and monitors compliance

o The company's standards are comparable to or better than those of peer firms, and

o There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

o    Whether the proposal focuses on a specific drug and region

o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

o The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

o    Whether the company already limits price increases of its products

o Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

o    The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

o    The costs and feasibility of labeling and/or phasing out

o The nature of the company's business and the proportion of it affected by the proposal

o The proportion of company sales in markets requiring labeling or GMO-free products

o    The extent that peer companies label or have eliminated GMOs

o Competitive benefits, such as expected increases in consumer demand for the company's products

o The risks of misleading consumers without federally mandated, standardized labeling

o    Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

o    The extent that peer companies have eliminated GMOs

o The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

o Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

o The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

o Whether the company has adequately disclosed the financial risks of its subprime business

o Whether the company has been subject to violations of lending laws or serious lending controversies

o    Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

o    Whether the company complies with all local ordinances and regulations

o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

o    The risk of any health-related liabilities.

Advertising to youth:

o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

o    Whether the company has gone as far as peers in restricting advertising

o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

o    Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

o    The percentage of the company's business affected

o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses:

o    The percentage of the company's business affected

o    The feasibility of a spinoff

o    Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

o    Whether there are publicly available environmental impact reports;

o Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

o    The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

o Environmentally conscious practices of peer companies, including endorsement of CERES

o    Costs of membership and implementation.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

o    The company's level of disclosure lags that of its competitors, or

o The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

o    The nature of the company's business and the percentage affected


o    The extent that peer companies are recycling

o    The timetable prescribed by the proposal

o    The costs and methods of implementation

o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

o    The nature of the company's business and the percentage affected

o The extent that peer companies are switching from fossil fuels to cleaner sources

o    The timetable and specific action prescribed by the proposal

o The costs of implementation o The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

o    The relevance of the issue to be linked to pay

o The degree that social performance is already included in the company's pay structure and disclosed

o    The degree that social performance is used by peer companies in setting pay

o Violations or complaints filed against the company relating to the particular social performance measure

o Artificial limits sought by the proposal, such as freezing or capping executive pay

o    Independence of the compensation committee

o    Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

o The company is in compliance with laws governing corporate political activities, and

o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

o There are serious controversies surrounding the company's China operations, and

o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

o    The nature and amount of company business in that country

o    The company's workplace code of conduct

o    Proprietary and confidential information involved

o    Company compliance with U.S. regulations on investing in the country

o    Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

o    Agreements with foreign suppliers to meet certain workplace standards

o    Whether company and vendor facilities are monitored and how

o    Company participation in fair labor organizations

o    Type of business

o    Proportion of business conducted overseas

o    Countries of operation with known human rights abuses

o Whether the company has been recently involved in significant labor and human rights controversies or violations

o    Peer company standards and practices

o    Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

o The company does not operate in countries with significant human rights violations

o    The company has no recent human rights controversies or violations, or

o The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

o    Company compliance with or violations of the Fair Employment Act of 1989

o Company antidiscrimination policies that already exceed the legal requirements

o    The cost and feasibility of adopting all nine principles

o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

o    The potential for charges of reverse discrimination

o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

o    The level of the company's investment in Northern Ireland

o    The number of company employees in Northern Ireland

o    The degree that industry peers have adopted the MacBride Principles

o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

o    Whether the company has in the past manufactured landmine components

o    Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

o    What weapons classifications the proponent views as cluster bombs

o Whether the company currently or in the past has manufactured cluster bombs or their components

o    The percentage of revenue derived from cluster bomb manufacture

o    Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

o    The information is already publicly available or

o    The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

o The board composition is reasonably inclusive in relation to companies of similar size and business or

o The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

o    The degree of board diversity

o    Comparison with peer companies

o    Established process for improving board diversity

o    Existence of independent nominating committee

o    Use of outside search firm

o    History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

o    The company has well-documented equal opportunity programs

o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

o    The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

o    The composition of senior management and the board is fairly inclusive

o The company has well-documented programs addressing diversity initiatives and leadership development

o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

o The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

o Whether the company's EEO policy is already in compliance with federal, state and local laws


o Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

o    The industry norm for including sexual orientation in EEO statements

o Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

     o    Board structure

     o    Director independence and qualifications

     o    Attendance at board and committee meetings.

Votes should be withheld from directors who:

     o Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

     o Ignore a shareholder proposal that is approved by a majority of shares outstanding

     o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     o Are interested directors and sit on the audit or nominating committee, or

     o Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

     o    Past performance as a closed-end fund

     o    Market in which the fund invests

     o    Masures taken by the board to address the discount

     o    Past shareholder activism, board activity

     o    Votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Past performance relative to its peers

     o    Market in which fund invests

     o    Measures taken by the board to address the issues

     o Past shareholder activism, board activity, and votes on related proposals

     o    Strategy of the incumbents versus the dissidents

     o    Independence of directors

     o    Experience and skills of director candidates

     o    Governance profile of the company

     o    Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Proposed and current fee schedules

     o    Fund category/investment objective

     o    Performance benchmarks

     o    Share price performance compared to peers

     o    Resulting fees relative to peers

     o    Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Stated specific financing purpose

     o    Possible dilution for common shares

     o    Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Potential competitiveness

     o    Regulatory developments

     o    Current and potential returns

     o    Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

     o    The fund's target investments

     o    The reasons given by the fund for the change

     o    The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Political/economic changes in the target market

     o    Consolidation in the target market

     o    Current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's subclassification should be determined on a CASE-BYCASE basis, considering the following factors:

     o    Potential competitiveness

     o    Current and potential returns

     o    Risk of concentration

     o    Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     o    Strategies employed to salvage the company

     o    The fund's past performance

     o    Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    The degree of change implied by the proposal

     o    The efficiencies that could result

     o    The state of incorporation

     o    Regulatory standards and implications.

Vote AGAINST any of the following changes:

     o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

     o Removal of shareholder approval requirement for amendments to the new declaration of trust

     o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

     o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

     o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

     o Removal of shareholder approval requirement to change the domicile of the fund

CHANGE THE FUND'S DOMICILE

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

     o    Regulations of both states

     o    Required fundamental policies of both states

     o    Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     o    Fees charged to comparably sized funds with similar objectives

     o    The proposed distributor's reputation and past performance

     o    The competitiveness of the fund in the industry

     o    Terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

     o    Resulting fee structure

     o    Performance of both funds

     o    Continuity of management personnel

     o Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

     o    Performance of the fund's NAV

     o    The fund's history of shareholder relations

     o    The performance of other funds under the advisor's management.

                                     PART C

                                OTHER INFORMATION

Item 23.        Exhibits for Julius Baer Investment Funds

        (a) Registrant's Master Trust Agreement dated April 30, 1992, is incorporated by reference to Post-Effective Amendment No. 6 as filed with the SEC via EDGAR on December 29, 1995.

        (a1) Amendment No. 1 to Master Trust Agreement dated June 22, 1992, is incorporated by reference to Post-Effective Amendment No. 6 as filed with the SEC via EDGAR on December 29, 1995.

        (a2) Amendment No. 2 to Master Trust Agreement dated September 16, 1993, is incorporated by reference to Post-Effective Amendment No. 6 as filed with the SEC via EDGAR on December 29, 1995.

        (a3) Amendment No. 3 to Master Trust Agreement dated January 26, 1995, is incorporated by reference to Post-Effective Amendment No. 6 as filed with the SEC via EDGAR on December 29, 1995.

        (a4) Amendment No. 4 to Master Trust Agreement dated July 1, 1998, is incorporated by reference to Post-Effective Amendment No. 11 as filed with the SEC via Edgar on December 30, 1998.

        (a5) Amendment No. 5 to Master Trust Agreement dated October 16, 2002, is incorporated by reference to Post-Effective Amendment No. 22 as filed with the SEC via Edgar on February 28, 2003.

        (a6) Amendment No. 6 to Master Trust Agreement dated March 18, 2003, is incorporated by reference to Post-Effective Amendment No. 27 as filed with the SEC via Edgar on December 30, 2003.

        (a7) Amendment No. 7 to Master Trust Agreement dated January 7, 2004, is incorporated by reference to Post-Effective Amendment No. 28 as filed with the SEC via EDGAR on February 27, 2004.

        (a8) Amendment No. 8 to Master Trust Agreement dated February 25, 2004, is incorporated by reference to Post-Effective Amendment No. 28 as filed with the SEC via EDGAR on February 27, 2004.

        (b) Registrant's By-Laws dated April 30, 1992, is incorporated by reference to Post-Effective Amendment No. 6 as filed with the SEC via EDGAR on December 29, 1995.

        (b1) Amended and Restated By-Laws dated March 11, 1998, is incorporated by reference to Post-Effective Amendment No. 11 as filed with the SEC via EDGAR on December 30, 1998.

        (b2) Second Amended and Restated By-Laws dated March 5, 2003, is incorporated by reference to Post-Effective Amendment No. 27 as filed with the SEC via Edgar on December 30, 2003.

        (c)     Not applicable.

        (d) Investment Advisory Agreement between the Registrant and Julius Baer Investment Management Inc., on behalf of Julius Baer Global Income Fund dated January 1, 2001, is incorporated by reference to Post-Effective Amendment No. 16 as filed with the SEC via EDGAR on February 27, 2001.

        (d1) Investment Advisory Agreement between the Registrant and Julius Baer Investment Management Inc., on behalf of Julius Baer International Equity Fund dated January 1, 2001, is incorporated by reference to Post-Effective Amendment No. 16 as filed with the SEC via EDGAR on February 27, 2001.

        (d2) Amended Exhibit A to the Investment Advisory Agreement between the Registrant and Julius Baer Investment Management Inc. dated October 2, 2002, is incorporated by reference to Post-Effective Amendment No. 27 as filed with the SEC via Edgar on December 30, 2003.

        (d3) Expense Limitation Agreement between the Trust on behalf of the Global High Yield Bond Fund and Julius Baer Investment Management, LLC dated November 1, 2002 is filed herewith.

        (d4) Form of Expense Limitation Agreement between the Trust on behalf of the Total Return Bond Fund and Julius Baer Investment Management, LLC is filed herewith.

        (e) Distribution Agreement between the Registrant and Quasar Distributors, LLC on behalf of the Julius Baer International Equity Fund, the Julius Baer Total Return Bond Fund and the Julius Baer Global High Yield Bond Fund dated July 19, 2004, is filed herewith.

        (f)     Not applicable.

        (g) Custodian Agreement between the Registrant and Investors Bank & Trust Company dated December 28, 1999 is incorporated by reference to Post-Effective Amendment No. 14 as filed with the SEC via EDGAR on January 31, 2000.

        (g1) Amendment to the Custodian Agreement between the Registrant and Investors Bank & Trust Company dated January 1, 2003 is incorporated by reference to Post-Effective Amendment No. 22 as filed with the SEC via EDGAR on February 28, 2003.

        (g2) Amendment to the Custodian Agreement between the Registrant and Investors Bank & Trust Company dated March 28, 2003 is incorporated by reference to Post-Effective Amendment No. 27 as filed with the SEC via Edgar on December 30, 2003.

        (g3) Amendment to the Custodian Agreement between the Registrant and Investors Bank & Trust Company dated September 24, 2003 is incorporated by reference to Post-Effective Amendment No. 27 as filed with the SEC via Edgar on December 30, 2003.

        (h) Administration Agreement between the Registrant and Investors Bank & Trust Company dated December 28, 1999 is incorporated by reference to Post-Effective Amendment No. 14 as filed with the SEC via EDGAR on January 31, 2000.

        (h1) Amendment to Administration Agreement between the Registrant and Investors Bank & Trust Company dated January 1, 2003 is incorporated by reference to Post-Effective Amendment No. 22 as filed with the SEC via EDGAR on February 28, 2003.

        (h2) Amendment to Administration Agreement between the Registrant and Investors Bank & Trust Company dated September 24, 2003 is incorporated by reference to Post-Effective Amendment No. 27 as filed with the SEC via Edgar on December 30, 2003.

        (h3) Automatic Investment Plan Application is incorporated by reference to Post-Effective Amendment No. 10 as filed with the SEC via EDGAR on July 10, 1998.

        (h4) Securities Lending Agreement between Julius Baer International Equity Fund and Investors Bank & Trust Company is incorporated by reference to Post-Effective Amendment No. 27 as filed with the SEC via Edgar on December 30, 2003.

        (h5) Transfer Agent Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the Julius Baer International Equity Fund, the Julius Baer Total Return Bond Fund and the Julius Baer Global High Yield Bond Fund dated July 19, 2004 is filed herewith.

        (i) Opinion of Counsel is incorporated by reference to Post-Effective Amendment No. 9 as filed with the SEC via EDGAR on February 19, 1998.

        (i1) Opinion of Counsel dated February 26, 2004 is incorporated by reference to Post-Effective Amendment No. 28 as filed with the SEC via EDGAR on February 27, 2004.

        (j)     Not applicable.

        (k)     Not applicable.

        (l) Purchase Agreement between the Registrant and Funds Distributor, Inc. on behalf of BJB Global Income Fund dated June 18, 1992, is incorporated by reference to Post-Effective Amendment No. 10 as filed with the SEC via EDGAR on July 10, 1998.

        (m) Distribution Plan of Julius Baer Global Income Fund (formerly BJB Global Income Fund) and Julius Baer International Fund (formerly and BJB International Equity Fund), dated October 4, 1993, is incorporated by reference to Post-Effective Amendment No. 10 as filed with the SEC via EDGAR on July 10, 1998.

        (m1) Shareholder Services Plan of Julius Baer Global Income Fund (formerly BJB Global Income Fund) and Julius Baer International Equity Fund (formerly BJB International Equity Fund), dated October 4, 1993, is incorporated by reference to Post-Effective Amendment No. 10 as filed with the SEC via EDGAR on July 10, 1998.

        (m2) Distribution Plan of Julius Baer Global High Yield Bond Fund, dated October 2, 2002 is incorporated by reference to Post-Effective Amendment No. 22 as filed with the SEC via EDGAR on February 28, 2003.

        (m3) Shareholder Servicing Agreement of Julius Baer Global High Yield Bond Fund, dated October 2, 2002 is incorporated by reference to Post-Effective Amendment No. 28 as filed with the SEC via EDGAR on February 27, 2004.

        (m4) Shareholder Services Plan on behalf of Julius Baer Investment Funds and Julius Baer Global High Yield Bond Fund, dated October 2, 2002 is incorporated by reference to Post-Effective Amendment No. 28 as filed with the SEC via EDGAR on February 27, 2004.

        (n)     Not applicable.

        (o)     Not applicable

        (p) Code of Ethics of Julius Baer Investment Funds and Julius Baer Investment Management Inc. is incorporated by reference to Post-Effective Amendment No. 16 as filed with the SEC via EDGAR on February 27, 2001.

        (p1) Amended Code of Ethics of Julius Baer Funds and Julius Baer Investment Management LLC dated September 30, 2004 is filed herewith.

        (q) Powers of Attorney by each of the Trustees of Julius Baer Investment Funds dated December 8, 2004 is filed herewith.


Item 24.          Persons Controlled by or Under Common Control with Registrants

                  None


Item 25.          Indemnification

The Trust is a Massachusetts business trust. As a Massachusetts business trust, the Trust's operations are governed by a Master Trust Agreement (Declaration of Trust). The Declaration of Trust provides that persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Sub-Trust with which such person dealt for the payment of such credit, contract or claim and that neither the shareholders of any Sub-Trust nor the Trustees nor any of the officers, employees or agents of the Trust, nor any other Sub-Trust of the Trust shall be personally liable for such credit, contract or claim. The Trust indemnifies each of the Trustees and officers and other persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise, against all liabilities and expenses incurred in connection with the defense or disposition of any action, suit or other proceeding before any court or administrative or legislative body in which such person may be involved as a party or with which such person may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter in which such person did not act in good faith in the reasonable belief that their actions were in or not opposed to the best interests of the Trust or had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. The Declaration of Trust further provides that a Trustee shall not be liable for errors of judgment or mistakes of fact or law, for any neglect or wrongdoing of any officer, agent, employee, consultant, adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, shareholder servicing or accounting agent of the Trust, or for any act or omission of any other Trustee. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of the Declaration of Trust and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees, when acting in good faith in discharging their duties, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees. However, nothing in the Declaration of Trust protects any Trustee or officer against any liability to the Trust or its shareholders to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Item 26.          Business and Other Connections of Investment Adviser and
                  Servicing Agent

The list required by this Item 26 of Directors and Officers of the Adviser are incorporated by reference to Schedules A and D to the Adviser's Form ADV filed pursuant to the Investment Adviser's Act of 1940 (Sec File No: 18766).

Item 27.          Principal Underwriter.

        (a) Quasar Distributors, LLC ("Quasar") will act as principal underwriter for the Registrants. Additionally, Quasar is the principal underwriter for the following investment companies:

       Cullen Funds Trust
       Country Mutual Funds Trust
       The Hennessy Mutual Funds, Inc.
       The Hennessy Funds, Inc.
       Kit Cole Investment Trust
       Everest Funds
       Brandywine Advisors Fund
       Light Revolution Fund, Inc.
       The Jensen Portfolio
       First American Insurance Portfolios, Inc.
       AHA Investment Funds
       Wexford Trust, The Muhlenkamp Fund
       Mutuals.com, The Generation Wave Funds, VICE Fund
       First American Funds, Inc.
       First American Investment Funds, Inc.
       First American Strategy Funds, Inc.
       Zodiac Trust, Conning Money Market Portfolio
       CCMA Select Investment Trust
       CCM ADVISORS FUNDS
       Glenmede Fund, Inc. & Glenmede Portfolios
       Fort Pitt Capital Funds
       Jacob Internet Fund
       The Teberg Fund
       Alpine Series Trust
       Alpine Equity Trust
       LKCM Funds
       Monetta Fund, Inc.
       Monetta Trust
       Thompson Plumb Funds, Inc.
       Alternative Investment Advisors, Alpha Strategies 1 Fund
       Al Frank Fund (PART OF AST MST)
       Dow Jones Islamic Index
       Optimum Q Funds (MDT Advisers, Inc.)
       Matrix Asset Advisor Value Fund, Inc.

       Brazos Mutual Funds
       Prudent Bear Mutual Funds
       Hollencrest (AST)
       Permanent Portfolio
       Guinness Atkinson Funds (formerly, Investec Domestic Funds.) Buffalo Funds MP63 Fund NorCap Funds Alpine Income Trust [Municipal MM Fund,
       Tax Optimized Income Fund] Kirr Marbach Partners Funds, Inc.
       Greenville Small Cap Growth Fund American Trust Allegiance Fund Avatar Advantage Equity Allocation Fund Capital Advisors Growth Fund Chase Growth Fund Edgar Lomax Value Fund The Jacobs Fund National Asset Management Core Equity Fund Segall Bryant & Hamill Mid Cap Fund Hollencrest Equity Fund
       The McCarthy Fund (formerly, Trust for Investment Managers, MST)
        McIntyre Global Equity Fund (formerly, The Dessauer Global Equity Fund) Brandes Investment Trust, Brandes Institutional International Equity Fund Rainier Funds
       SEIX Funds, Inc.
       TIFF Investment Program, Inc.
       FFTW Funds, Inc.
       Harding Loevner Funds, Inc.
       The Julius Baer Investment Funds
       PIC Investment Trust Funds,
       Professionally Managed Portfolios (PMP)
             Hester Total Return Fund
             Lighthouse Opportunity Fund
             Portfolio 21
             The Osterweis Fund
             Women's Equity Mutual Fund
             Villere Balanced Fund
             Fund X Funds

Quasar is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Quasar is located at 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

        (b) The following is a list of the executive officers, directors and partners of Quasar.


            Name and Principal                        Positions and Offices with                  Positions and Officers
            Business Address                          Principal Underwriter                       With Fund
            ----------------                          ---------------------                       ---------
     James Robert Schoenike                          President and Director                       None
     615 East Michigan Street, 3rd Floor,
     Milwaukee, WI 53202

     Donna Jean Berth                                Treasurer                                    None
     615 East Michigan Street, 3rd Floor,
     Milwaukee, WI 53202



       Teresa Cowan                                  Assistant Secretary                          None
     615 East Michigan Street, 3rd Floor,
     Milwaukee, WI 53202

     Joe Redwine                                     Director                                     None
     615 East Michigan Street, 3rd Floor,
     Milwaukee, WI 53202

     Robert Kern                                     Director                                     None
     615 East Michigan Street, 3rd Floor,
     Milwaukee, WI 53202

     Eric Walter Falkeis                             Director                                     None
     615 East Michigan Street, 3rd Floor,
     Milwaukee, WI 53202

        (c)     Not applicable

Item  28.         Location of Accounts and Records

                      (1)      Julius Baer Investment Funds
                               c/o Bank Julius Baer & Co., Ltd., New York Branch 330 Madison Avenue
                               New York, New York  10017

                      (2)      Investors Bank & Trust Company
                               200 Clarendon Street Boston,
                               Massachusetts 02116 (records
                               relating to its functions as
                               administrator and custodian)

                      (3)      Quasar Distributors, LLC 615 East
                               Michigan Street, 3rd Floor
                               Milwaukee, WI 53202 (records
                               relating to its functions as
                               distributor)

                      (4)      U.S. Bancorp Fund Services, LLC
                               615 East Michigan Street, 3rd
                               Floor Milwaukee, WI 53202
                               (records relating to its
                               functions as transfer agent)

                      (5)      Julius Baer Investment Management
                               Inc. 330 Madison Avenue New York,
                               New York 10017 (records relating
                               to its functions as investment
                               adviser as of January 1, 2001)

Item      29.     Management Services

                  Not applicable.

Item      30.     Undertakings

                  Not applicable.

                                   SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 30 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on December 27, 2004.


                          JULIUS BAER INVESTMENT FUNDS

                                  (Registrant)

                            By: /s/ Anthony Williams
                                --------------------
                                Anthony Williams
                      President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                             Title                              Date
---------                             -----                              ----

/s/ Anthony Williams       President and Chief Executive       December 27, 2004
--------------------       Officer
Anthony Williams

/s/ Craig M. Giunta        Secretary, Treasurer and Chief      December 27, 2004
-------------------        Financial Officer
Craig M. Giunta

/s/ Antoine Bernheim*      Trustee                             December 27, 2004
--------------------
Antoine Bernheim

/s/ Thomas Gibbons*        Trustee                             December 27, 2004
------------------
Thomas Gibbons

/s/ Harvey B. Kaplan*      Trustee                             December 27, 2004
-------------------
Harvey B. Kaplan

/s/ Robert S. Matthews*    Trustee                             December 27, 2004
----------------------
Robert S. Matthews

/s/ Michael Quain*         Trustee                             December 27, 2004
-----------------
Michael Quain

/s/ Gerard J.M. Vlak*      Trustee                             December 27, 2004
--------------------
Gerard J.M. Vlak

/s/ Peter Wolfram*         Trustee                             December 27, 2004
-----------------
Peter Wolfram


*By /s/ Jill Grossberg
    ------------------
    Jill Grossberg
    (As Attorney-in-Fact pursuant
    to Powers of Attorney)